UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-08200

                                 Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                     Houston, Texas 77046

(Address of principal executive offices) (Zip code)

John Montgomery, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                     Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period:  July 1, 2014 through June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family of domestic funds

Annual Report

June 30, 2015

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP MOMENTUM	BRSMX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

BLUE CHIP 35 INDEX	BRLIX

MANAGED VOLATILITY	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2015* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	-1.63%	-0.40%	4.57%	18.34%	5.44%	13.58%	8/5/1994	1.01%	1.01%
Ultra-Small Company	-6.12%	-4.26%	-7.60%	14.98%	6.97%	15.17%	8/5/1994	1.13%	1.13%
Ultra-Small Co Market	-0.06%	1.83%	3.72%	17.71%	6.86%	11.23%	7/31/1997	0.83%	0.83%
Small-Cap Momentum	1.07%	5.77%	4.54%	15.67%	NA	13.81%	5/28/2010	3.13%[1]	0.95%[1]
Small-Cap Growth	3.67%	10.95%	13.41%	18.45%	5.89%	6.74%	10/31/2003	1.07%[1]	0.94%[1]
Small-Cap Value	-1.02%	0.00%	-2.10%	15.60%	6.48%	7.78%	10/31/2003	1.06%[1]	1.03%[1]
Large-Cap Growth	-0.84%	4.87%	16.19%	19.32%	8.60%	8.21%	10/31/2003	0.87%[1]	0.84%[1]
Blue Chip 35 Index	1.11%	0.68%	5.77%	16.28%	7.72%	6.55%	7/31/1997	0.25%[1]	0.15%[1]
Managed Volatility	-1.27%	0.29%	0.92%	7.03%	3.55%	4.07%	6/30/2001	1.15%[1]	0.95%[1]

Bridgeway Funds Returns for Calendar Years 2001 through 2014* (Unaudited)

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Aggressive Investors 1	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%
Ultra-Small Company	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%
Ultra-Small Co Market	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.95%	24.86%	-7.86%	19.83%	50.91%	4.61%
Small-Cap Momentum											-0.92%	14.18%	37.07%	-0.94%
Small-Cap Growth				11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%	-0.63%	11.05%	48.52%	6.13%
Small-Cap Value				17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%	1.05%	20.99%	39.72%	0.79%
Large-Cap Growth				6.77%	9.33%	4.99%	19.01%	-45.42%	36.66%	13.34%	-0.71%	16.21%	37.19%	18.66%
Blue Chip 35 Index	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%
Managed Volatility		-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

[1]	Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2015.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2015

Dear Fellow Shareholders,

Performance was mixed across domestic equity markets during the June quarter and the twelve months ended June 30, 2015. Market highlights appear on page 2. The Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and fiscal year. We hope you find the letters helpful.

“Is Investing a Science?” On page 2, Dr. Andrew L. Berkin, Bridgeway’s Director of Research, and noted evidence-based investor Larry Swedroe answer that question and share the application of the scientific method to our investment process.

In our December 2014 semi-annual report, we kicked off a series on factors that drive the risk and returns of stocks. Continuing the series, this report examines an important individual factor. Turn to page 3 to read about “The Dangers of Data Mining and the Small-Cap Effect.”

Each fiscal year we commit to reporting to shareholders what we think is the worst thing that we experienced at Bridgeway during the year. As a shareholder, you are an owner, and we think we owe it to you to tell you not only the good stuff, but also when things do not go well. After a long period of consideration, we decided that discontinuing IRA fee waivers for direct accounts was the worst thing from the past year. Details are on page 5.

One of the strongest parts of our culture is a commitment to community and world change. On page 5, Bridgeway’s Chief Compliance Officer, Linda Giuffré, inspires you to recognize and live into your individual giftedness.

On May 31, 2015, Bridgeway announced the departure of Michael D. Mulcahy, President of Bridgeway Capital Management and Bridgeway Funds. See page 6 for more information on the transition.

As always, we appreciate your feedback. We take your comments seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

1	Annual Report | June 30, 2015

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Performance across the domestic equity markets was mixed for the June 2015 quarter, with smaller and more growth-oriented companies leading the way. The quarter ended with the S&P 500 up 0.28% and the Dow down 0.29%. For the fiscal year, the S&P and Dow were up 7.42% and 7.21%, respectively.

Returns across U.S. equity style boxes, as defined by Morningstar, were mixed for the quarter. Small-cap growth stocks led the way, up 1.98%, while small-cap value stocks lagged, down 1.20%. Growth outperformed value, and investors favored small-cap stocks over large-cap stocks.

Sector performance for the S&P 500 Index was positive in the second quarter. Information Technology led the way, gaining more than 19%, followed by Financials, up more than 16%, and Health Care, up more than 15%. The laggards, relatively speaking, were Materials, Utilities and Telecommunication Services (up 2%).

Following are the stock market style box returns from Morningstar for the quarter and fiscal year.

Is Investing a Science?

by Dr. Andrew L. Berkin, Director of Research, and Larry E. Swedroe, Director of Research, The BAM Alliance

You’re probably familiar with the phrase, “Past performance does not guarantee future results.” This statement, or one like it, is found on almost all mutual fund materials given out to individual investors. And for good reason: Returns of asset classes can vary dramatically from quarter to quarter and year to year. Yet, investors are tempted to read too much into past performance because they’re looking for greater certainty about the results of their investing strategy. Wouldn’t it be great if investing could be distilled into a set of laws that govern results in a predictable fashion, similar to what happens in the hard sciences such as chemistry or physics?

Unfortunately, investing is not a science — at least not in the sense of the natural or physical sciences. Scientific phenomena are governed by the rules of nature (think Newton’s Universal Law of Gravity), which don’t change. Investing is contaminated by the complicated interactions of investors. This is why science has laws, while investing has hypotheses and models.

However, even if investing isn’t a science, we can address some of its uncertainty by applying the scientific method to our investment approach. The scientific method is a system for answering questions about the world through careful observations and rigorous experiments. The basic steps of the scientific method include asking a question, doing background research, constructing a hypothesis, testing that hypothesis, analyzing the data and then sharing the results.

Scientists conduct research in this fashion in order to reach objective conclusions based on the evidence. While scientists may follow their intuition when first developing a hypothesis, the framework for testing those hypotheses is entirely objective. In a similar fashion, going by your gut instinct isn’t enough when analyzing investments; you need objective testing and analysis to gain confidence that your hypothesis is correct.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

For instance, we might start our scientific investigation by asking which investment strategy has the highest odds of successfully achieving our goals with the least amount of risk. Our next step would be to research the current thinking around the question and develop a hypothesis about what helps drive investment results. That hypothesis then needs to be tested, which we can do through careful analysis of existing financial data. Ultimately, this research will generate a conclusion that we can communicate to our peers for review and criticism. If the result holds up to this scrutiny, we now have a model that can give us greater confidence in our investing decisions.

Value investing is a great example of how the scientific method influenced investment strategy. Investing legend Benjamin Graham touted the benefits of value investing as far back as the 1930s, but there was no evidence to explain the value effect. Even the development of the Capital Asset Pricing Model (CAPM) in the 1960s could not explain this effect. But in the early 1990s, economists Eugene Fama and Kenneth French used a systematic approach to show that the value effect existed in U.S. market data dating back to the 1960s. Further, they proposed that the higher returns offered by value stocks were a reward for bearing risk.

Their work received much interest — and much criticism. So the authors, together with Jim Davis, analyzed data going back even further and found that the same effect persisted all the way back to 1927. What’s more, the value effect held true even when they looked internationally across different stock markets. This rigorous and continued application of the scientific method has shown the value premium to be both persistent and pervasive, and the Fama-French model has continued to hold up more than 20 years after its initial publication.

Of course, there are no guarantees in investing. But applying the scientific method has helped us move investing away from the anecdotal and into the realm of evidence-based analysis. We may never be able to predict the future of financial markets, but we can continue to conduct research that increases our understanding of likely results and their potential variability. That, in turn, can give us the greatest possible confidence in the outcome of our investments.

Understanding Factors: The Dangers of Data Mining and the Small-Cap Effect

by John Montgomery, Founder and Chief Investment Officer

In our 2014 semi-annual report, we began a series of articles to explore the phenomenon of investment factors, the underlying characteristics or attributes that drive the returns of a group of stocks. Given Bridgeway’s commitment to evidence-based and statistically driven investing, factors are a key piece of our investing strategy.

In this article, we begin examining some of the most important individual factors. But before we do that, we want to explain how researchers identify a factor — and why we believe factors can play a key role when designing investment portfolios.

Researchers investigating factors perform sophisticated analysis of financial data to identify underlying causes of market behavior. Data is wonderful. It helps us take the subjective and — this is huge — the emotional component out of investing. But there’s also a risk in doing this research: If you have enough data with enough potential variables, you’ll always find something that seems to explain outcomes, no matter how spurious the connection.

Given the huge amounts of market data available, you can find some pretty wild examples of these bogus correlations. A famous study by financial researcher and quantitative money manager David Leinweber might be the most absurd: He was able to show how annual butter production in Bangladesh, cheese production in the United States, and the sheep population of both countries almost completely explained the returns of the S&P 500 over an historical period.

Is there really any relationship between those factors and the market’s returns? Of course not! That’s the risk of this kind of hyper-selective data analysis, which is called data mining. While the study was meant as a humorous example of the dangers of data mining (its title is “Stupid Data Miner Tricks: Overfitting the S&P 500”), it was nonetheless taken seriously by some.

One way we guard against data mining is by making sure there is an underlying economic reason that potentially explains the performance of a factor. In many cases, these reasons are related to the risk of the asset — as is the case with one of the most well-established factors, small size.

3	Annual Report | June 30, 2015

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

The small-size factor, also known as the small-cap effect, refers to the historically strong returns offered by shares of small companies. Since 1926, small-cap stocks have generated an average annual return of 12.2%, compared to a 10.1% average annual return for large-cap stocks.

What’s more, the small-cap effect becomes more pronounced as the size of the company decreases. The Center for Research in Security Prices (CRSP) divides all stocks traded on the New York Stock Exchange into 10 deciles based on company market capitalization. Decile 1 includes the largest of all companies, while decile 10 represents the smallest of small-cap stocks, known as ultra-small companies. Looking back to 1926 again, we find that the ultra-small stocks in CRSP decile 10 have delivered a 13.5% average annual return.

So, historical data shows that small-cap stocks outperform large cap stocks, and ultra-small stocks outperform both. But next we have to ask ourselves whether the data makes sense — or whether we happen to have stumbled into a spurious relationship that is unlikely to be repeated in the future.

In this case, we can find a good reason to explain performance. Small companies tend to be riskier than larger companies. They often are less established, with smaller product lines and fewer economic resources than larger companies. Their management teams may be untested. For investors to assume the risk of investing in these companies, they naturally would expect a higher potential return. After all, if I could get the same returns from a company like Apple or Procter & Gamble — one that is almost certainly not going out of business in the next 12 months — I’d have no reason to invest in these untested, riskier shares. Looking at it another way, a significantly higher percentage of smaller companies go bankrupt. Wouldn’t most investors demand a higher return for a company with a higher chance of going out of business and losing all of the capital invested?

I believe strongly that smaller companies are riskier and therefore, as a group, should give investors a higher potential return, which makes me much more confident in the data behind the small-cap effect. But this supposition is also another potential weakness: Once I’ve formed an opinion, I run the risk of paying attention only to data that supports what I already believe. This phenomenon is well documented in the book, The Honest Truth About Dishonesty by Dan Ariely. People tend to filter out information that contradicts their beliefs.

To protect against this natural and widespread kind of human bias, Bridgeway plays the skeptic in our own research efforts. When someone on our research team reaches a conclusion, the rest of us ask ourselves how we might have blown it by not looking hard enough for contradictory data. This question usually sends us deeper into the data in order to corroborate our findings. We apply the same research to market data from a different time period than the first sample, or to data from multiple countries, to confirm that the factor we’ve identified shows up in every case. We look at the consistency of the statistical relationship over time. We expend significant research resources to guard against the potential problems of data mining.

Besides building our confidence in the validity of a factor, this additional research gives us a deeper understanding of how that factor works and how it can fit in an investment strategy. For example, we know from researching the persistence of the small-cap effect that the premium doesn’t always show up over short-term cycles. In some years, larger stocks beat small caps, and small caps can even lag larger company stocks over the course of an entire decade, as shown in the table below. The highest return for each period is highlighted.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Average Annual Returns for Ultra-Large Stocks, Small-Cap Stocks and Ultra-Small Stocks

Decade	Ultra-Large (CRSP-1)	Small-Cap (CRSP 6-8)	Ultra-Small (CRSP-10)
1926-1930	17.50%	0.99%	-1.20%
1930-1939	-0.47%	3.57%	12.43%
1940-1949	7.98%	14.79%	24.17%
1950-1959	18.43%	18.17%	18.08%
1960-1969	7.08%	11.74%	15.32%
1970-1979	4.81%	10.44%	9.56%
1980-1989	16.82%	16.16%	10.68%
1990-1999	19.19%	15.88%	13.39%
2000-2009	-2.37%	4.88%	10.74%
2010-2015(June)	13.62%	16.60%	14.60%
Entire Period:1926-2015 (June)	9.33%	11.62%	13.50%

Source: The Center for Research in Security Prices

This data tells us two things. First, investors seeking the higher returns of small-cap stocks should have a long investing time horizon — preferably one lasting multiple decades. If they do, their probability of reaping the benefits of this single factor increases.

Second, to achieve even more consistency in an investment portfolio, we need to look for other factors that might work at different times. The process of constructing portfolios with strong factor exposure and diversification is where our research team spends a significant amount of its time and efforts.

We’ll examine this process in future articles in this series, while also looking at the characteristics of additional factors. The key to successful factor investing is not just identifying individual factors. You also must understand how different factors interact, so that you can combine them into an investment model that offers better odds of achieving your objectives.

Worst Thing of the Fiscal Year

Bridgeway is committed to transparency with our shareholders. That’s why we set aside a portion of each annual report to discuss the worst thing that happened during the fiscal year. In the past, these “worst things” have included problems with our Funds, market factors beyond our control, operational mistakes and even the loss of a partner.

Fortunately, we didn’t experience major setbacks like those during this fiscal year. However, we did have to make a difficult business decision that will impact our shareholders: Bridgeway Capital Management will no longer be absorbing an IRA account maintenance fee for direct shareholders who hold funds in their retirement accounts. Instead, our IRA account holders now will pay this annual $15 maintenance fee themselves. This increase in costs for some shareholders is the worst thing of the past year, because...we just don’t like the thought of any rising costs.

A little background: IRA account maintenance fees are standard in the industry. BNY Mellon, Bridgeway’s transfer agent and custodian for our Funds, charges this fee on all other IRA accounts. But when we launched Bridgeway Funds in 1994, our goal was to minimize the barriers that prevented people from investing toward their long-term goals. In that spirit, we decided to cover IRA account maintenance fees, rather than passing them along to our shareholders. Our change of plan is due to the following; we believe there are more powerful ways to devote adviser resources to keep costs lean: transaction costs (cost of buying and selling shares), selective Fund reimbursements, income to offset expenses (such as securities lending), and managing Fund operating expenses. We hope you understand and agree. As always, we appreciate your feedback and want to hear from you.

Transformative Change

Leading Through Your Genius, by Linda Giuffré

At Bridgeway we believe that providing ongoing training to improve our personal skills is essential to delivering quality service and becoming a stronger organization. Staying on top of the changes in our constantly evolving industry requires a commitment to continuing education and training. But change is not limited to the tools we use and the regulations we face.

5	Annual Report | June 30, 2015

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

During the annual Bridgeway retreat in November of last year, we participated in an all-day leadership session led by Ann McGee-Cooper and Associates, focused on their book titled “Leading Through Your Genius: The Amazing and Extraordinary Me.” The session was based on the idea that we all have natural gifts, such as the ability to lead or a particular aptitude for creativity. But harnessing these gifts and living up to our potential takes courage.

These gifts come naturally to us, as opposed to the skills that we must work hard to develop. And because they come naturally to us, we often don’t recognize them as gifts — they simply aren’t noteworthy to us. Yet, we owe it to ourselves and others to recognize and accept our gifts. Then we can find opportunities to use our gifts constructively.

If your gifts align with the job you’ve chosen, embracing them will probably make you happier and more effective — which will likely translate into more positive energy for the people around you. If your gifts fall outside of your workplace duties, then look for ways to incorporate those gifts into other activities in your life. This might be a personal pursuit, or it could involve volunteering with an organization whose needs align with your gifts.

As leaders we can provide a supportive environment that encourages others to embrace their gifts. It takes courage to recognize and accept your gifts, but doing so can help you achieve greater satisfaction in your life, while helping you improve the lives of those around you.

Leadership Transition

We consider it a privilege to serve our shareholders, and we seek to keep you abreast of changes at Bridgeway. Effective May 31, 2015, Michael D. Mulcahy left Bridgeway Capital Management and his role as president of Bridgeway Capital Management and Bridgeway Funds to pursue an entrepreneurial aspiration to serve families in wealth management and philanthropy at his newly created firm.

In 2008, the Board of each of Bridgeway Capital Management and Bridgeway Funds developed a succession plan that has since been reviewed. Per our succession plan, John Montgomery stepped back into the role of President of Bridgeway Capital Management and Bridgeway Funds effective, May 31. John and other members of our senior leadership team will be assuming Mike’s responsibilities in the short-term, while we take this opportunity to consider our long-term needs.

Bridgeway has a strong, experienced team, and business functions and client relationships will continue and thrive. We wish Mike the best in his new venture. We look forward to continuing to provide a high level of service for our clients, and to the great opportunities ahead for Bridgeway.

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Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2015

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended June 30, 2015, our Fund declined 1.63%, underperforming our primary market benchmark, the S&P 500 Index (+0.28%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+0.59%), and the Russell 2000 Index (+0.42%). It was a poor quarter.

For the fiscal year, our Fund returned 4.57%, underperforming our primary market benchmark, the S&P 500 Index (+7.42%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+7.47%), and the Russell 2000 Index (+6.49%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2015

			Annualized

	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	-1.63%	4.57%	18.34%	5.44%	4.99%	13.58%
S&P 500 Index	0.28%	7.42%	17.34%	7.89%	4.36%	9.54%
Russell 2000 Index	0.42%	6.49%	17.08%	8.40%	7.50%	9.61%
Lipper Capital Appreciation Funds Index	0.59%	7.47%	15.57%	8.49%	4.20%	8.67%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value-weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2015, Aggressive Investors 1 Fund ranked 186th of 263 capital appreciation funds for the 12 months ending June 30, 2015, 67th of 226 over the last five years, 135th of 158 over the last 10 years, and 2nd of 46 since inception in August 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

7	Annual Report | June 30, 2015

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Aggressive Investors 1 Fund vs. S&P 500 Index, Russell 2000 Index & Lipper Capital Appreciation Funds Index

from Inception 8/5/94 to 6/30/15

Detailed Explanation of Quarterly Performance

In a quarter when ultra-large and small-cap stocks outperformed large- and mid-cap stocks, our Fund’s “all-cap” design was a primary factor impacting the relative performance versus its larger primary benchmark, the S&P 500 Index. Additionally, the company financial health category of models lagged the market, detracting from the Fund’s relative performance.

The Fund’s sector allocation, which is an outcome of statistical analysis of company-level fundamentals and not any macroeconomic or sector view, contributed slightly to our relative returns. Health Care sector holdings contributed the most to relative performance, while the holdings in the Industrials sector detracted from relative performance.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, large-cap stocks outperformed small- and mid-cap stocks. As a result, our Fund’s “all-cap” design had a negative impact on our relative performance versus the larger S&P 500 Index. Additionally, holdings selected by our diversifying value metrics models lagged the index.

Overall, the Fund’s sector allocation versus its primary benchmark index slightly diminished relative performance. Overweighting in the lagging Energy, Industrials and Materials sectors detracted from performance. However, despite being underweighted in the best performing Health Care sector during a portion of the year, the Fund’s holdings in this sector outperformed the index, contributing to relative performance.

In the 2015 fiscal year, the Fund’s use of derivatives, options specifically, had an insignificant impact on Fund performance.

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Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2015

Rank	Description	Industry	% of Net Assets
1	Allergan PLC	Pharmaceuticals	2.5%
2	United Continental Holdings, Inc.	Airlines	2.3%
3	Skechers U.S.A., Inc., Class A	Textiles, Apparel & Luxury Goods	2.1%
4	Kroger Co. (The)	Food & Staples Retailing	2.0%
5	Rite Aid Corp.	Food & Staples Retailing	2.0%
6	Southwest Airlines Co.	Airlines	2.0%
7	Apple, Inc.	Computers & Peripherals	1.7%
8	Cigna Corp.	Health Care Providers & Services	1.6%
9	Edwards Lifesciences Corp.	Health Care Equipment & Supplies	1.6%
10	Delta Airlines Inc.	Airlines	1.5%
	Total		19.3%

Industry Sector Representation as of June 30, 2015

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	20.6%	12.8%	7.8%
Consumer Staples	6.9%	9.4%	-2.5%
Energy	9.9%	7.9%	2.0%
Financials	10.3%	16.6%	-6.3%
Health Care	18.1%	15.4%	2.7%
Industrials	18.1%	10.1%	8.0%
Information Technology	10.0%	19.6%	-9.6%
Materials	4.3%	3.1%	1.2%
Telecommunication Services	1.0%	2.3%	-1.3%
Utilities	0.0%	2.8%	-2.8%
Cash & Other Assets	0.8%	0.0%	0.8%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

9	Annual Report | June 30, 2015

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	10

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
COMMON STOCKS - 99.68%
Aerospace & Defense - 1.05%
Lockheed Martin Corp.	14,000	$ 2,602,600

Airlines - 6.85%
Alaska Air Group, Inc.	40,200	2,590,086
Delta Air Lines, Inc.	89,300	3,668,444
Southwest Airlines Co.	151,300	5,006,517
United Continental Holdings, Inc.*	108,200	5,735,682

		17,000,729

Auto Components - 3.69%
Goodyear Tire & Rubber Co. (The)	83,600	2,520,540
Lear Corp.	24,200	2,716,692
Magna International, Inc.	50,800	2,849,372
Modine Manufacturing Co.*	100,200	1,075,146

		9,161,750

Automobiles - 0.96%
General Motors Co.	71,500	2,383,095

Beverages - 1.31%
Constellation Brands, Inc., Class A	28,100	3,260,162

Biotechnology - 2.42%
BioMarin Pharmaceutical, Inc.*	21,700	2,968,126
Gilead Sciences, Inc.	26,000	3,044,080

		6,012,206

Capital Markets - 1.65%
Affiliated Managers Group, Inc.*	13,000	2,841,800
Charles Schwab Corp. (The)	37,900	1,237,435

		4,079,235

Chemicals - 2.67%
Celanese Corp., Class A	29,700	2,134,836
LyondellBasell Industries NV, Class A	25,500	2,639,760
Stepan Co.	34,000	1,839,740

		6,614,336

Commercial Services & Supplies - 2.38%
ACCO Brands Corp.*	296,800	2,306,136
Multi-Color Corp.	19,600	1,252,048
Waste Management, Inc.	50,600	2,345,310
		5,903,494

Computers & Peripherals - 3.65%
Apple, Inc.	33,600	4,214,280

Industry Company	Shares	Value

Computers & Peripherals (continued)
Seagate Technology PLC	38,500	$ 1,828,750
Super Micro Computer, Inc.*	50,700	1,499,706
Western Digital Corp.	19,100	1,497,822

		9,040,558

Consumer Finance - 2.91%
Capital One Financial Corp.	31,500	2,771,055
Cash America International, Inc.	50,000	1,309,500
Navient Corp.	96,000	1,748,160
Santander Consumer USA Holdings, Inc.*	53,900	1,378,223

		7,206,938

Containers & Packaging - 1.17%
Crown Holdings, Inc.*	54,800	2,899,468

Distributors - 0.94%
Core-Mark Holding Co., Inc.	39,300	2,328,525

Diversified Financial Services - 1.39%
Voya Financial, Inc.	73,900	3,434,133

Diversified Telecommunication Services - 1.02%
Verizon Communications, Inc.	54,500	2,540,245

Electronic Equipment, Instruments & Components - 0.59%
TTM Technologies, Inc.*	147,300	1,471,527

Energy Equipment & Services - 2.50%
Halliburton Co.	40,700	1,752,949
Matrix Service Co.*	56,000	1,023,680
Noble Corp. PLC+	78,500	1,208,115
Seadrill, Ltd.+	213,500	2,207,590

		6,192,334

Food & Staples Retailing - 4.83%
Ingles Markets, Inc., Class A	40,500	1,934,685
Kroger Co. (The)	69,300	5,024,943
Rite Aid Corp.*	600,100	5,010,835

		11,970,463

Food Products - 0.76%
Pilgrim’s Pride Corp.+	82,400	1,892,728

Health Care Equipment & Supplies - 2.75%
C.R. Bard, Inc.	17,000	2,901,900
Edwards Lifesciences Corp.*	27,500	3,916,825

		6,818,725

11	Annual Report | June 30, 2015

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services - 10.23%
Aetna, Inc.	24,000	$ 3,059,040
AMN Healthcare Services, Inc.*	85,000	2,685,150
Centene Corp.*	39,000	3,135,600
Cigna Corp.	24,300	3,936,600
HCA Holdings, Inc.*	40,100	3,637,872
Molina Healthcare, Inc.*	42,900	3,015,870
UnitedHealth Group, Inc.	21,000	2,562,000
Universal Health Services, Inc., Class B	23,600	3,353,560

		25,385,692

Hotels, Restaurants & Leisure - 5.45%
BJ’s Restaurants, Inc.*	54,100	2,621,145
Cheesecake Factory, Inc. (The)	50,500	2,754,018
Isle of Capri Casinos, Inc.*	137,000	2,486,550
Penn National Gaming, Inc.*	160,000	2,936,000
Pinnacle Entertainment, Inc.*	73,000	2,721,440

		13,519,153

Household Durables - 1.13%
Jarden Corp.*	54,000	2,794,500

Insurance - 3.90%
Aflac, Inc.	43,000	2,674,600
Allstate Corp. (The)	35,000	2,270,450
Employers Holdings, Inc.	63,800	1,453,364
Genworth Financial, Inc., Class A*	143,600	1,087,052
Infinity Property & Casualty Corp.	5,260	398,918
Maiden Holdings, Ltd.	113,200	1,786,296

		9,670,680

Internet & Catalog Retail - 0.68%
1-800-Flowers.com, Inc., Class A*	161,300	1,687,198

Internet Software & Services - 1.18%
Facebook, Inc., Class A*	34,000	2,916,010

Machinery - 2.27%
Greenbrier Companies., Inc. (The)+	39,500	1,850,575
John Bean Technologies Corp.	68,600	2,578,674
Wabash National Corp.*	96,000	1,203,840

		5,633,089

Industry Company	Shares	Value

Marine - 1.61%
DryShips, Inc.*	1,289,200	$ 775,067
Matson, Inc.	76,800	3,228,672

		4,003,739

Metals & Mining - 0.49%
Century Aluminum Co.*	117,000	1,220,310

Multiline Retail - 0.92%
Burlington Stores, Inc.*	44,500	2,278,400

Oil, Gas & Consumable Fuels - 7.77%
Encana Corp.	195,000	2,148,900
Green Plains, Inc.	87,900	2,421,645
Hess Corp.	38,900	2,601,632
Marathon Petroleum Corp.	58,000	3,033,980
Range Resources Corp.+	48,600	2,399,868
SandRidge Energy, Inc.*+	886,100	777,110
Tesoro Corp.	35,900	3,030,319
Valero Energy Corp.	45,600	2,854,560

		19,268,014

Pharmaceuticals - 2.48%
Allergan PLC*	20,300	6,160,238

Real Estate Management & Development - 0.54%
Altisource Portfolio Solutions SA*+	43,400	1,336,286

Road & Rail - 0.80%
Avis Budget Group, Inc.*	45,000	1,983,600

Semiconductors & Semiconductor Equipment - 2.25%
Micron Technology, Inc.*	162,400	3,059,616
Skyworks Solutions, Inc.	24,300	2,529,630

		5,589,246

Software - 2.34%
Red Hat, Inc.*	38,400	2,915,712
ServiceNow, Inc.*	38,900	2,890,659

		5,806,371

Specialty Retail - 4.81%
CarMax, Inc.*	46,900	3,105,249
Gap, Inc. (The)	62,800	2,397,076
Murphy USA, Inc.*	38,600	2,154,652
Select Comfort Corp.*	104,000	3,127,280
TravelCenters of America LLC*	76,700	1,138,995

		11,923,252

www.bridgeway.com	12

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company		Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods - 2.13%
Skechers U.S.A., Inc., Class A*		48,200	$ 5,291,878

Trading Companies & Distributors - 3.21%
Rush Enterprises, Inc., Class A*		75,700	1,984,097
United Rentals, Inc.*		38,700	3,390,894
Veritiv Corp.*		992	36,168
Watsco, Inc.		20,700	2,561,418

			7,972,577

TOTAL COMMON STOCKS - 99.68%			247,253,484

(Cost $216,359,795)

	Rate^	Shares	Value
MONEY MARKET FUND - 1.76%
Dreyfus Cash Management Fund	0.04%	4,373,125	4,373,125

TOTAL MONEY MARKET FUND - 1.76%			4,373,125

(Cost $4,373,125)
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.07%
Dreyfus Cash Management Fund**	0.04%	10,088,121	10,088,121

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.07%			10,088,121

(Cost $10,088,121)

Value
TOTAL INVESTMENTS - 105.51%	$261,714,730
(Cost $230,821,041)
Liabilities in Excess of Other Assets - (5.51%)	(13,668,663)

NET ASSETS - 100.00%	$248,046,067

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2015.
^	Rate disclosed as of June 30, 2015.
+	This security or a portion of the security is out on loan as of June 30, 2015. Total loaned securities had a value of $9,752,348 as of June 30, 2015.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$247,253,484	$—	$—	$247,253,484
Money Market Fund	—	4,373,125	—	4,373,125
Investments Purchased with Cash Proceeds from Securities Lending	—	10,088,121	—	10,088,121

TOTAL	$247,253,484	$14,461,246	$—	$261,714,730

See Notes to Financial Statements.

13	Annual Report | June 30, 2015

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2015

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended June 30, 2015, our Fund declined 6.12%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+0.51%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+1.36%), the Russell 2000 Index (+0.42%) and the Russell Microcap Index (+2.80%). It was a poor quarter.

For the fiscal year, our Fund declined 7.60%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+1.45%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+4.73%), the Russell 2000 Index (+6.49%) and the Russell Microcap Index (+8.21%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2015

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	-6.12%	-7.60%	14.98%	6.97%	12.88%	15.17%
CRSP Cap-Based Portfolio 10 Index	0.51%	1.45%	15.43%	9.19%	11.99%	12.74%
Russell 2000 Index	0.42%	6.49%	17.08%	8.40%	7.50%	9.61%
Russell Microcap Index	2.80%	8.21%	17.48%	7.07%	7.79%	N/A
Lipper Micro-Cap Stock Funds Index	1.36%	4.73%	16.39%	7.64%	6.44%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 848 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value-weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value-weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2015, Ultra-Small Company Fund ranked 67th of 68 micro-cap funds for the 12 months ending June 30, 2015, 37th of 53 over the last five years, 24th of 36 over the last 10 years, and 1st of 8 since inception in August 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	14

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index**, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index*         from Inception 8/5/94 to 6/30/15

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

Our Fund underperformed the CRSP Cap-Based Portfolio 10 Index for the quarter. Higher relative exposure to stocks that have outgrown the CRSP 10 size cutoff — ones that we don’t sell immediately in order to keep Fund turnover low — detracted from the Fund’s relative performance, as these holdings did not perform as well as the overall market for such market caps.

Our company financial health and value metrics categories of models underperformed versus the benchmark, which hurt our performance. With regard to sectors, holdings within the Energy and Industrials sectors detracted the most from our relative performance.

The table below presents index performance numbers of stocks in the different deciles for various time periods.

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	89.5 Years
1 (ultra-large)	0.79%	7.21%	16.89%	7.66%	9.33%
2	-1.61%	7.54%	18.68%	9.45%	10.60%
3	-0.77%	8.75%	18.76%	9.49%	11.12%
4	0.09%	4.06%	18.90%	10.13%	11.00%
5	-0.38%	4.62%	18.71%	11.46%	11.65%
6	1.33%	3.47%	18.67%	9.45%	11.50%
7	0.92%	5.86%	18.84%	10.25%	11.64%
8	1.79%	5.13%	17.89%	10.40%	11.68%
9	0.95%	2.31%	16.85%	8.97%	11.59%
10 (ultra-small)	0.51%	1.45%	15.43%	9.19%	13.49%

[1]	Performance figures are as of the period ended June 30, 2015. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

15	Annual Report | June 30, 2015

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Fund underperformed the CRSP Cap-Based Portfolio 10 Index, the Fund’s primary benchmark. While the Fund had strong exposure to some of the smallest stocks in the CRSP 10 universe of stocks, Fund holdings that have outgrown the CRSP 10 size cutoff — ones that we don’t sell immediately in order to keep Fund turnover low — contributed to underperformance. Additionally, ultra-small stocks with highest liquidity hurt the Fund’s relative returns for the year.

Our diversifying value metrics models lagged the benchmark the most, while company financial health and momentum categories also underperformed. With regard to sectors, holdings within the Energy, Health Care and Industrials sectors contributed the most to the Fund’s underperformance.

Top Ten Holdings as of June 30, 2015

Rank	Description	Industry	% of Net Assets
1	Sigma Designs, Inc.	Semiconductors & Semiconductor Equipment	2.0%
2	NeoPhotonics Corp.	Semiconductors & Semiconductor Equipment	1.9%
3	ZAGG, Inc.	Household Durables	1.9%
4	Isle of Capri Casinos, Inc.	Hotels, Restaurants & Leisure	1.8%
5	Mattson Technology, Inc.	Semiconductors & Semiconductor Equipment	1.7%
6	P.A.M. Transportation Services, Inc.	Road & Rail	1.7%
7	RadNet, Inc.	Health Care Providers & Services	1.7%
8	Core Molding Technologies, Inc.	Chemicals	1.7%
9	Allied Motion Technologies, Inc.	Electrical Equipment	1.7%
10	Hooker Furniture Corp.	Household Durables	1.6%
	Total		17.7%

Industry Sector Representation as of June 30, 2015

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	18.3%	12.2%	6.1%
Consumer Staples	1.7%	2.8%	-1.1%
Energy	6.7%	8.9%	-2.2%
Financials	14.4%	21.8%	-7.4%
Health Care	6.7%	17.3%	-10.6%
Industrials	17.9%	11.6%	6.3%
Information Technology	27.5%	19.8%	7.7%
Materials	3.6%	3.8%	-0.2%
Telecommunication Services	0.7%	0.9%	-0.2%
Utilities	1.6%	1.0%	0.6%
Cash & Other Assets	0.9%	0.0%	0.9%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

www.bridgeway.com	16

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

17	Annual Report | June 30, 2015

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
COMMON STOCKS - 99.10%
Aerospace & Defense - 0.55%
Vectrus, Inc.*	28,200	$ 701,334

Air Freight & Logistics - 1.04%
Air T, Inc.*	20,400	427,584
Radiant Logistics, Inc.*	122,900	898,399

		1,325,983

Auto Components - 2.08%
China XD Plastics Co., Ltd.*+	69,700	420,291
Jason Industries, Inc.*	80,000	544,800
SORL Auto Parts, Inc.*+	56,700	184,842
Strattec Security Corp.	22,000	1,511,400

		2,661,333

Beverages - 1.22%
MGP Ingredients, Inc.	72,000	1,211,040
Primo Water Corp.*	60,000	343,200

		1,554,240

Biotechnology - 0.92%
Biota Pharmaceuticals, Inc.*	65,000	134,550
Celladon Corp.*	157,300	198,198
MEI Pharma, Inc.*	197,300	337,383
OncoGenex Pharmaceutical, Inc.*+	215,500	502,115

		1,172,246

Capital Markets - 0.76%
Capitala Finance Corp.+	46,400	723,840
Pzena Investment Management, Inc., Class A+	22,000	243,100

		966,940

Chemicals - 2.92%
Chase Corp.+	17,400	691,650
China Green Agriculture, Inc.	158,500	336,020
Core Molding Technologies, Inc.*	95,000	2,169,800
Gulf Resources, Inc.*+	259,000	534,835

		3,732,305

Commercial Banks - 5.30%
Bar Harbor Bankshares	22,000	779,460
Century Bancorp, Inc., Class A	3,600	146,376
Citizens & Northern Corp.	33,500	688,425
Community Bank Shares of Indiana, Inc.	4,900	134,113

Industry Company	Shares	Value

Commercial Banks (continued)
CU Bancorp*	14,600	$ 323,536
Farmers Capital Bank Corp.*	42,800	1,216,804
First Bancorp, Inc.	15,500	301,320
Heritage Commerce Corp.	26,950	258,990
Heritage Oaks Bancorp	38,800	305,356
Independent Bank Corp., MI	112,400	1,524,144
Monarch Financial Holdings, Inc.	11,300	141,815
Old Second Bancorp, Inc.*	53,400	352,440
Pacific Mercantile Bancorp*	40,000	303,600
Unity Bancorp, Inc.	15,000	146,850
Westbury Bancorp, Inc.*+	8,300	143,839

		6,767,068

Commercial Services & Supplies - 1.25%
ARC Document Solutions, Inc.*	166,600	1,267,826
RR Donnelley & Sons Co.	9,814	171,058
Versar, Inc.*	40,400	159,176

		1,598,060

Communications Equipment - 4.03%
Bel Fuse, Inc., Class B	65,000	1,333,800
Ceragon Networks Ltd.*+	169,600	195,040
Digi International, Inc.*	60,650	579,207
EMCORE Corp.*	315,000	1,896,300
Infosonics Corp.*+	217,500	578,550
Oclaro, Inc.*	248,000	560,480

		5,143,377

Computers & Peripherals - 3.16%
Concurrent Computer Corp.	75,700	469,340
Dot Hill Systems Corp.*	199,900	1,223,388
Hutchinson Technology, Inc.*+	157,500	269,325
Novatel Wireless, Inc.*+	579,000	1,881,750
Smart Technologies, Inc., Class A*	194,300	185,770

		4,029,573

Construction & Engineering - 0.77%
Willdan Group, Inc.*	87,800	981,604

Distributors - 0.48%
AMCON Distributing Co.	2,700	210,087
VOXX International Corp.*	48,900	404,892

		614,979

www.bridgeway.com	18

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Diversified Consumer Services - 0.50%
Cambium Learning Group, Inc.*	130,000	$ 555,100
Lincoln Educational Services Corp.	42,700	86,254

		641,354

Diversified Financial Services - 0.30%
Resource America, Inc., Class A+	46,300	389,383

Diversified Telecommunication Services - 0.69%
Alaska Communications
Systems Group, Inc.*	368,213	883,711

Electrical Equipment - 3.42%
Allied Motion Technologies, Inc.	96,509	2,167,592
Highpower International, Inc.*+	183,200	701,656
LSI Industries, Inc.	74,600	696,764
Magnetek, Inc.*	18,500	636,585
Ultralife Corp.*	38,500	161,315

		4,363,912

Electronic Equipment, Instruments & Components - 2.96%
IntriCon Corp.*	21,500	157,380
Nam Tai Property, Inc.+	113,100	545,142
PCM, Inc.*	33,700	338,011
Perceptron, Inc.*+	111,700	1,179,552
Planar Systems, Inc.*	183,900	801,804
Wayside Technology Group, Inc.	38,200	757,124

		3,779,013

Energy Equipment & Services - 3.32%
Key Energy Services, Inc.*	743,400	1,338,120
North American Energy Partners, Inc.	73,900	179,577
Paragon Offshore PLC+	648,700	707,083
Pioneer Energy Services Corp.*	100,500	637,170
Seventy Seven Energy, Inc.*	322,100	1,381,809

		4,243,759

Health Care Equipment & Supplies - 0.81%
RTI Surgical, Inc.*	161,000	1,040,060

Health Care Providers & Services - 4.72%
Almost Family, Inc.*	41,600	1,660,256
Chembio Diagnostics, Inc.*+	107,500	527,825
Diversicare Healthcare Services, Inc.	22,400	288,960

Industry Company	Shares	Value

Health Care Providers & Services (continued)
Five Star Quality Care, Inc.*	286,200	$ 1,373,760
RadNet, Inc.*	326,400	2,183,616

		6,034,417

Hotels, Restaurants & Leisure - 4.06%
Bravo Brio Restaurant Group, Inc.*	109,700	1,486,435
Frisch’s Restaurants, Inc.	5,900	198,063
Isle of Capri Casinos, Inc.*	128,700	2,335,905
Luby’s, Inc.*	49,700	241,045
Red Lion Hotels Corp.*	51,700	396,022
Town Sports International Holdings, Inc.*	180,000	522,000

		5,179,470

Household Durables - 5.98%
Bassett Furniture Industries, Inc.	41,000	1,164,810
CSS Industries, Inc.	19,200	580,800
Flexsteel Industries, Inc.	7,374	317,746
Hooker Furniture Corp.	81,400	2,043,954
Skullcandy, Inc.*	145,500	1,115,985
ZAGG, Inc.*	304,100	2,408,472

		7,631,767

Household Products - 0.16%
Oil-Dri Corp. of America+	6,700	203,546

Independent Power Producers & Energy Traders - 1.56%
Atlantic Power Corp.+	645,300	1,987,524

Insurance - 2.44%
Blue Capital Reinsurance Holdings Ltd.	15,500	278,535
CNinsure, Inc. - ADR*	162,800	1,437,524
First Acceptance Corp.*	43,500	139,200
Hallmark Financial Services, Inc.*	99,500	1,132,310
Kingstone Cos., Inc.	17,400	132,240

		3,119,809

Internet & Catalog Retail - 0.08%
CafePress, Inc.*	23,665	106,492

Internet Software & Services - 4.37%
Autobytel, Inc.*	115,400	1,845,246
BroadVision, Inc.*+	72,749	437,221
Inuvo, Inc.*+	105,000	321,300
Tucows, Inc., Class A*+	47,000	1,308,950
United Online, Inc.*	106,400	1,667,288

		5,580,005

19	Annual Report | June 30, 2015

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
IT Services - 4.29%
Edgewater Technology, Inc.*	38,300	$ 279,590
Hackett Group, Inc. (The)	51,400	690,302
Information Services Group, Inc.	30,238	144,538
Mattersight Corp.*+	74,600	440,140
NCI, Inc., Class A	85,000	878,050
Newtek Business Services Corp.+	61,800	1,095,096
PFSweb, Inc.*	140,500	1,947,330

		5,475,046

Leisure Equipment & Products - 0.85%
Escalade, Inc.+	46,800	860,652
JAKKS Pacific, Inc.*	22,229	219,845

		1,080,497

Machinery - 4.16%
Accuride Corp.*	304,300	1,171,555
Commercial Vehicle Group, Inc.*	94,300	679,903
Hurco Companies, Inc.	29,200	1,010,904
L.S. Starrett Co., Class A (The)	18,200	273,000
Miller Industries, Inc.	32,700	652,365
Twin Disc, Inc.	38,800	723,232
Xerium Technologies, Inc.*	43,800	797,160

		5,308,119

Marine - 0.16%
Diana Containerships, Inc.	100,000	210,500

Media - 1.15%
Reading International, Inc., Class A*	106,500	1,475,025

Metals & Mining - 0.69%
Richmont Mines, Inc.*	230,000	729,100
Synalloy Corp.	11,497	157,509

		886,609

Multiline Retail - 0.84%
Gordmans Stores, Inc.*+	175,900	1,078,267

Oil, Gas & Consumable Fuels - 3.40%
Adams Resources & Energy, Inc.	4,900	218,540
Energy XXI, Ltd.+	472,600	1,242,938
Geopark Ltd*+	43,900	207,208
Green Brick Partners, Inc.*	60,400	661,380
Pacific Ethanol, Inc.*+	170,700	1,761,624
PrimeEnergy Corp.*	4,300	244,670

		4,336,360

Industry Company	Shares	Value

Personal Products - 0.28%
Synutra International, Inc.*+	50,000	$ 357,500

Pharmaceuticals - 0.25%
Dipexium Pharmaceuticals, Inc.*	24,600	312,912

Professional Services - 1.69%
CRA International, Inc.*	48,300	1,346,121
VSE Corp.	15,200	813,352

		2,159,473

Real Estate Investment Trusts (REITs) - 0.94%
Armada Hoffler Properties, Inc.	90,000	899,100
Gyrodyne Special Distribution, LLCΔ	5,100	15,300
Sotherly Hotels, Inc.	40,800	288,456

		1,202,856

Road & Rail - 4.46%
Covenant Transportation Group, Inc., Class A*	74,700	1,871,982
P.A.M. Transportation Services, Inc.*	37,700	2,188,485
USA Truck, Inc.*	77,000	1,634,710

		5,695,177

Semiconductors & Semiconductor Equipment - 7.12%
Alpha & Omega Semiconductor, Ltd.*	50,000	437,000
ANADIGICS, Inc.*	207,300	151,329
AXT, Inc.*	98,000	246,960
Cascade Microtech, Inc.*	54,203	825,241
CyberOptics Corp.*	18,600	188,046
Mattson Technology, Inc.*	658,000	2,204,300
NeoPhotonics Corp.*+	270,200	2,466,926
Sigma Designs, Inc.*	216,000	2,576,880

		9,096,682

Software - 1.46%
Bsquare Corp.*	108,000	732,240
Envivio, Inc.*	80,000	152,000
Evolving Systems, Inc.	23,300	208,768
TeleCommunication Systems, Inc., Class A*	234,200	775,202

		1,868,210

Specialty Retail - 0.44%
Build-A-Bear Workshop, Inc.*	35,000	559,650

www.bridgeway.com	20

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods - 1.87%
Lakeland Industries, Inc.*	16,700	$ 191,048
Rocky Brands, Inc.	65,900	1,232,330
Superior Uniform Group, Inc.	58,100	960,974

		2,384,352

Thrifts & Mortgage Finance - 4.71%
BankFinancial Corp.	42,700	503,006
Charter Financial Corp.	101,000	1,253,410
Citizens Community Bancorp, Inc.	15,600	142,896
ESSA Bancorp, Inc.	12,400	159,464
Home Bancorp, Inc.+	35,000	883,400
Impac Mortgage Holdings, Inc.*+	65,000	1,244,100
Malvern Bancorp, Inc.*	11,200	166,208
Ocean Shore Holding Co.	19,600	290,766
Provident Financial Holdings, Inc.	12,100	202,554
Pulaski Financial Corp.	11,500	148,580
Riverview Bancorp, Inc.+	70,600	302,168
Security National Financial Corp., Class A*	19,600	131,908
Southern Missouri Bancorp, Inc.+	5,700	107,445
Territorial Bancorp, Inc.	19,700	477,922

		6,013,827

Trading Companies & Distributors - 0.49%
Lawson Products, Inc.*	26,900	631,612

TOTAL COMMON STOCKS - 99.10%		126,565,938

(Cost $109,557,468)

DIVIDEND NOTE - 0.01%
Gyrodyne Dividend Notes, 5%*Δ	5,100	8,007

TOTAL DIVIDEND NOTE - 0.01%		8,007

(Cost $ — )

Rate^	Shares	Value
MONEY MARKET FUND - 0.01%
Dreyfus Cash Management Fund 0.04%	19,779	19,779

TOTAL MONEY MARKET FUND - 0.01%		19,779

(Cost $19,779)

	Rate^	Shares	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 8.85%
Dreyfus Cash Management Fund**	0.04%	11,304,787	$ 11,304,787

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 8.85%			11,304,787

(Cost $11,304,787)

TOTAL INVESTMENTS - 107.97%			137,898,511
(Cost $120,882,034)
Liabilities in Excess of Other Assets - (7.97%)			(10,181,846)

NET ASSETS - 100.00%			$127,716,665

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2015.
^	Rate disclosed as of June 30, 2015.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of June 30, 2015. Total loaned securities had a value of $ 10,970,434 as of June 30, 2015.

ADR - American Depositary Receipt

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$126,550,638	$—	$15,300	$126,565,938
Dividend Note	—	—	8,007	8,007
Money Market Fund	—	19,779	—	19,779
Investments Purchased with Cash Proceeds from Securities Lending	—	11,304,787	—	11,304,787

TOTAL	$126,550,638	$11,324,566	$23,307	$137,898,511

21	Annual Report | June 30, 2015

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2015

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Investment in Securities (Value)
	Common Stocks	Dividend Note	Total
Balance as of 06/30/2014	$ 272,250	$ —	$ 272,250
Purchases	—	—	—
Sales	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/ (depreciation)[1]	—	8,007	8,007
Transfers in	—	—	—
Transfers out[2,3]	(256,950)	—	(256,950)

Balance as of 06/30/2015	$ 15,300	$8,007	$ 23,307

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2015	$ —	$8,007	$ 8,007

[1]  Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statements of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

[2]  Transfers out represent the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period. The security transferred from level 3 to level 1.

[3]  Transfer took place as a result of the availability of a quoted price in active market.

See Notes to Financial Statements.

www.bridgeway.com	22

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2015

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended June 30, 2015, our Fund declined 0.06%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+0.51%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+1.36%), the Russell Microcap Index (+2.80%) and the Russell 2000 Index (+0.42%). It was a poor quarter.

For the fiscal year, our Fund returned 3.72%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+1.45%). However, the Fund trailed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+4.73%), the Russell Microcap Index (+8.21%) and the Russell 2000 Index (+6.49%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2015

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	-0.06%	3.72%	17.71%	6.86%	11.45%	11.23%
CRSP Cap-Based Portfolio 10 Index	0.51%	1.45%	15.43%	9.19%	11.99%	11.55%
Russell 2000 Index	0.42%	6.49%	17.08%	8.40%	7.50%	7.77%
Russell Microcap Index	2.80%	8.21%	17.48%	7.07%	7.79%	N/A
Lipper Micro-Cap Stock Funds Index	1.36%	4.73%	16.39%	7.64%	6.44%	8.12%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 848 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value-weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value-weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2015, Ultra-Small Company Market Fund ranked 46th of 68 micro-cap funds for the 12 months ending June 30, 2015, 17th of 53 over the last five years, 25th of 36 over the last 10 years, and 3rd of 17 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

23	Annual Report | June 30, 2015

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Market Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index*, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index         from Inception 7/31/97 to 6/30/15

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

Our Fund lagged its primary benchmark, the CRSP Cap-Based Portfolio 10 Index, for the quarter. Our investment strategy is to approximate the long-term returns of the CRSP Cap-Based Portfolio 10 Index of ultra-small companies by investing in a representative sample of ultra-small company stocks. In order to keep the Fund’s turnover low, the Fund’s adviser does not sell a stock immediately when it outgrows the CRSP 10 (ultra-small) size threshold. While a majority of the Fund’s assets are ultra-small, holdings in slightly larger-cap stocks detracted from the Fund’s relative performance, as these holdings did not perform as well as the overall market for such market caps.

On a positive note, our sidestepping models, which seek to avoid up to ten percent of the universe of ultra-small stocks that may go bankrupt or plummet precipitously, performed favorably this quarter. Additionally, an underweighted position in the lagging Energy sector compared to our benchmark helped the Fund’s relative performance.

The table below presents index performance numbers of stocks in the different deciles for various time periods.

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	89.5 Years
1 (ultra-large)	0.79%	7.21%	16.89%	7.66%	9.33%
2	-1.61%	7.54%	18.68%	9.45%	10.60%
3	-0.77%	8.75%	18.76%	9.49%	11.12%
4	0.09%	4.06%	18.90%	10.13%	11.00%
5	-0.38%	4.62%	18.71%	11.46%	11.65%
6	1.33%	3.47%	18.67%	9.45%	11.50%
7	0.92%	5.86%	18.84%	10.25%	11.64%
8	1.79%	5.13%	17.89%	10.40%	11.68%
9	0.95%	2.31%	16.85%	8.97%	11.59%
10 (ultra-small)	0.51%	1.45%	15.43%	9.19%	13.49%

[1]	Performance figures are as of the period ended June 30, 2015. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	24

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Fiscal Year Performance

Our Fund outperformed its primary benchmark, the CRSP Cap-Based Portfolio 10 Index, for the fiscal year. Our strategy of avoiding a relatively small percentage of stocks that can be very damaging in downturns, as well as our strategy of not immediately selling stocks that outgrow the CRSP 10 size of ultra-small stocks, added to our relative performance for the fiscal year. Additionally, the Fund benefited from an underweighted position in the Energy sector, one of the worst performing sectors. We are pleased with the Fund’s performance in line with Fund design.

Top Ten Holdings as of June 30, 2015

Rank	Description	Industry	% of Net Assets
1	Eagle Pharmaceuticals, Inc.	Biotechnology	0.6%
2	Utah Medical Products, Inc.	Health Care Equipment & Supplies	0.5%
3	Bassett Furniture Industries, Inc.	Household Durables	0.5%
4	Isle of Capri Casinos, Inc.	Hotels, Restaurants & Leisure	0.5%
5	Tucows, Inc., Class A	Internet Software & Services	0.5%
6	Nautilus, Inc.	Leisure Equipment & Products	0.5%
7	Retrophin, Inc.	Biotechnology	0.5%
8	HomeStreet, Inc.	Thrifts & Mortgage Finance	0.4%
9	Hurco Companies, Inc.	Machinery	0.4%
10	Lifeway Foods, Inc.	Food Products	0.4%
	Total		4.8%

Industry Sector Representation as of June 30, 2015

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	13.1%	12.2%	0.9%
Consumer Staples	3.4%	2.8%	0.6%
Energy	7.3%	8.9%	-1.6%
Financials	20.8%	21.8%	-1.0%
Health Care	17.3%	17.3%	0.0%
Industrials	11.2%	11.6%	-0.4%
Information Technology	20.3%	19.8%	0.5%
Materials	3.4%	3.8%	-0.4%
Telecommunication Services	1.4%	0.9%	0.5%
Utilities	0.9%	0.9%	0.0%
Cash & Other Assets	0.9%	0.0%	0.9%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies,” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

25	Annual Report | June 30, 2015

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	26

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
COMMON STOCKS - 99.09%
Aerospace & Defense - 0.98%
Air Industries Group+	1,500	$ 15,225
Arotech Corp.*+	82,163	198,013
Breeze-Eastern Corp.*	4,000	46,000
CPI Aerostructures, Inc.*	31,479	315,105
Ducommun, Inc.*	25,300	649,451
Erickson, Inc.*	31,443	136,463
Innovative Solutions & Support, Inc.*	132,354	436,768
LMI Aerospace, Inc.*+	44,558	446,026
SIFCO Industries, Inc.	19,222	286,408
Sparton Corp.*	48,300	1,319,556
Sypris Solutions, Inc.	25,000	36,250
Tel-Instrument Electronics Corp.*+	15,000	73,500

		3,958,765

Air Freight & Logistics - 0.23%
Radiant Logistics, Inc.*	125,000	913,750

Auto Components - 1.03%
China XD Plastics Co., Ltd.*	91,000	548,730
Fuel Systems Solutions, Inc.*	18,000	134,640
Shiloh Industries, Inc.*+	53,350	690,882
SORL Auto Parts, Inc.*+	109,900	358,274
Spartan Motors, Inc.	169,800	777,684
Stoneridge, Inc.*	28,547	334,285
Strattec Security Corp.	19,100	1,312,170

		4,156,665

Beverages - 0.78%
Castle Brands, Inc.*	149,187	207,370
Craft Brew Alliance, Inc.*	92,200	1,019,732
MGP Ingredients, Inc.	75,862	1,275,999
Primo Water Corp.*	112,930	645,960

		3,149,061

Biotechnology - 7.87%
Achillion Pharmaceuticals, Inc.*	100,000	886,000
Actinium Pharmaceuticals, Inc.*	114,043	302,214
Akebia Therapeutics, Inc.*+	85,250	877,223
Applied Genetic Technologies Corp.*	655	10,048
Aquinox Pharmaceuticals, Inc.*+	15,000	104,100
Ardelyx, Inc.*+	30,000	479,100
Argos Therapeutics, Inc.*+	40,000	274,000
Arqule, Inc.*	191,493	306,389

Industry Company	Shares	Value

Biotechnology (continued)
Asterias Biotherapeutics, Inc.*+	13,125	$ 60,375
AVEO Pharmaceuticals, Inc.*	180,000	313,200
BIND Therapeutics, Inc.*+	35,000	195,650
BioSpecifics Technologies Corp.*	22,314	1,151,402
Biota Pharmaceuticals, Inc.*	48,234	99,844
Cara Therapeutics, Inc.*	58,867	715,234
CareDx, Inc.*+	10,000	65,000
Celladon Corp.*+	55,900	70,434
Cerulean Pharma, Inc.*	86,200	396,520
ChemoCentryx, Inc.*+	50,000	411,500
Codexis, Inc.*	150,500	585,445
Conatus Pharmaceuticals, Inc.*+	65,000	334,750
Concert Pharmaceuticals, Inc.*+	43,500	647,715
CorMedix, Inc.*+	55,000	213,400
Curis, Inc.*	220,000	728,200
Dicerna Pharmaceuticals, Inc.*	45,000	627,750
Eagle Pharmaceuticals, Inc.*	31,968	2,584,932
Eleven Biotherapeutics, Inc.*+	50,000	141,000
Fate Therapeutics, Inc.*+	37,000	239,390
Five Prime Therapeutics, Inc.*	35,000	869,400
Flexion Therapeutics, Inc.*	30,000	656,700
Genocea Biosciences, Inc.*+	25,000	343,250
Geron Corp.*+	315,000	1,348,200
GlycoMimetics, Inc.*	60,264	479,099
Harvard Apparatus Regenerative Technology, Inc.*	20,000	28,600
Immunomedics, Inc.*+	222,900	904,974
IsoRay, Inc.*+	155,000	229,400
Loxo Oncology, Inc.*+	30,000	540,900
Medgenics, Inc.*	100,000	613,000
MediciNova, Inc.*+	63,792	251,978
Minerva Neurosciences, Inc.*	20,000	116,000
NanoViricides, Inc.*	137,163	237,292
Neuralstem, Inc.*+	133,983	259,927
Ocata Therapeutics, Inc.*+	71,282	375,656
Oncothyreon, Inc.*	424,988	1,589,455
OvaScience, Inc.*+	25,000	723,250
Pfenex, Inc.*+	2,000	38,800
PharmAthene, Inc.*+	188,826	339,887

27	Annual Report | June 30, 2015

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value

Common Stocks (continued)
Biotechnology (continued)
Protalix BioTherapeutics, Inc.*	296,428	$ 578,035
Proteon Therapeutics, Inc.*+	11,835	211,373
Regulus Therapeutics, Inc.*+	50,000	548,000
Repligen Corp.*	30,000	1,238,100
Retrophin, Inc.*	54,900	1,819,935
Rexahn Pharmaceuticals, Inc.*	180,000	109,386
Rigel Pharmaceuticals, Inc.*	150,000	481,500
Synergy Pharmaceuticals, Inc.*+	61,674	511,894
Synthetic Biologics, Inc.*	50,000	142,500
TetraLogic Pharmaceuticals Corp.*+	10,050	23,517
Tetraphase Pharmaceuticals, Inc.*	25,000	1,186,000
Tokai Pharmaceuticals, Inc.*+	10,000	133,000
Trevena, Inc.*	37,337	233,730
Vanda Pharmaceuticals, Inc.*+	59,300	752,517
Verastem, Inc.*+	75,000	565,500
Vical, Inc.*	200,000	140,000
Vitae Pharmaceuticals, Inc.*	10,100	145,440
XOMA Corp.*+	29,000	112,520

		31,699,530

Building Products - 0.11%
Alpha Pro Tech, Ltd.*	106,700	239,008
Ameresco, Inc., Class A*	24,548	187,792

		426,800

Capital Markets - 1.69%
Calamos Asset Management, Inc., Class A	53,500	655,375
FBR & Co.*	43,575	1,008,326
Institutional Financial Markets, Inc.	30,000	42,000
JMP Group LLC	96,851	755,438
KCAP Financial, Inc.+	93,900	561,522
Manning & Napier, Inc.	61,100	609,167
Medallion Financial Corp.+	86,711	724,037
OFS Capital Corp.+	39,700	476,400
Oppenheimer Holdings, Inc., Class A	31,550	829,134
Pzena Investment Management, Inc., Class A	52,800	583,440

Industry Company	Shares	Value

Capital Markets (continued)
Silvercrest Asset Management Group LLC, Class A+	39,258	$ 551,967

		6,796,806

Chemicals - 1.66%
BioAmber, Inc.*+	11,480	98,728
Chase Corp.	27,800	1,105,050
Core Molding Technologies, Inc.*	45,100	1,030,084
Flexible Solutions International, Inc.*	1,200	2,460
Gulf Resources, Inc.*	212,900	439,638
KMG Chemicals, Inc.	40,100	1,020,144
Landec Corp.*	69,200	998,556
Marrone Bio Innovations, Inc.*	80,600	159,588
Northern Technologies International Corp.*	13,950	224,595
OMNOVA Solutions, Inc.*	66,000	494,340
Trecora Resources*	74,649	1,127,200

		6,700,383

Commercial Banks - 10.55%
1st Constitution Bancorp*+	12,127	139,339
Access National Corp.	33,500	651,240
American National Bankshares, Inc.	22,100	526,201
American River Bankshares*	56,000	521,920
AmeriServ Financial, Inc.	155,671	518,384
Anchor Bancorp, Inc.*+	10,000	224,900
Bank of Commerce Holdings	87,441	501,037
Bar Harbor Bankshares	18,000	637,740
BB&T Corp.	16,302	657,134
BCB Bancorp, Inc.	23,500	287,170
C&F Financial Corp.	6,300	233,415
Camden National Corp.	11,800	456,660
Capital City Bank Group, Inc.	50,390	769,455
Carolina Bank Holdings, Inc.*	27,000	327,105
Century Bancorp, Inc., Class A	23,272	946,240
Citizens Holding Co.+	20,670	429,523
CNB Financial Corp.	42,200	776,480
Codorus Valley Bancorp, Inc.	13,230	267,643
Colony Bankcorp, Inc.*	16,668	150,012

www.bridgeway.com	28

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
Community West Bancshares	19,266	$ 127,156
Eastern Virginia Bankshares, Inc.	48,536	306,262
Enterprise Bancorp, Inc.	9,502	222,727
Evans Bancorp, Inc.	16,701	404,999
Farmers Capital Bank Corp.*	57,149	1,624,746
Fidelity Southern Corp.	36,074	629,131
Financial Institutions, Inc.	31,900	792,396
First Bancorp	33,200	553,776
First Bancorp, Inc.	33,300	647,352
First Bancshares, Inc.+	12,794	213,020
First Business Financial Services, Inc.	18,354	860,436
First Community Bancshares, Inc.	15,000	273,300
First South Bancorp, Inc.+	33,322	263,244
First United Corp.*	9,200	79,672
First West Virginia Bancorp+	8,100	178,767
German American Bancorp, Inc.	17,500	515,375
Guaranty Bancorp	61,440	1,014,374
Heritage Commerce Corp.	74,300	714,023
Horizon Bancorp	23,500	586,560
Independent Bank Corp., MI	70,000	949,200
Landmark Bancorp, Inc.	11,035	267,709
LNB Bancorp, Inc.	36,700	678,950
Macatawa Bank Corp.+	51,500	272,950
MBT Financial Corp.*	57,485	329,964
Mercantile Bank Corp.	29,892	639,988
Merchants Bancshares, Inc.	28,700	949,109
Metro Bancorp, Inc.	40,600	1,061,284
MidSouth Bancorp, Inc.	35,900	547,834
MidWestOne Financial Group, Inc.	31,300	1,030,396
MutualFirst Financial, Inc.+	9,849	228,792
NewBridge Bancorp	86,806	775,178
Northeast Bancorp	35,000	348,250
Northrim BanCorp, Inc.	34,700	889,361
Ohio Valley Banc Corp.	19,500	441,285
Old Second Bancorp, Inc.*	95,000	627,000
Pacific Continental Corp.	53,611	725,357
Pacific Mercantile Bancorp*	48,521	368,274
Pacific Premier Bancorp, Inc.*	23,500	398,560
Park Sterling Corp.	120,700	869,040
Peapack Gladstone Financial Corp.	39,777	883,845
Penns Woods Bancorp, Inc.	16,400	723,076
Peoples Bancorp of North Carolina, Inc.	34,901	640,084

Industry Company	Shares	Value

Commercial Banks (continued)
Preferred Bank	33,680	$ 1,012,084
Premier Financial Bancorp, Inc.	43,837	677,282
QCR Holdings, Inc.	33,900	737,664
Republic First Bancorp, Inc.*+	23,000	79,810
Royal Bancshares of Pennsylvania, Inc., Class A*	78,195	156,390
SB Financial Group, Inc.+	9,641	102,098
Select Bancorp, Inc.*	10,076	71,540
Shore Bancshares, Inc.*	25,000	235,750
Sierra Bancorp	42,900	742,599
Southcoast Financial Corp.*+	49,500	399,960
Southern First Bancshares, Inc.*+	32,215	576,648
Southern National Bancorp of Virginia, Inc.+	70,892	785,483
Southwest Bancorp, Inc.	73,100	1,360,391
Suffolk Bancorp	37,000	949,420
West Bancorporation, Inc.	48,200	956,288
Yadkin Financial Corp.*	1	21

		42,517,828

Commercial Services & Supplies - 0.96%
Acme United Corp.	3,000	54,300
AMREP Corp.*+	17,000	86,700
Casella Waste Systems, Inc., Class A*	167,656	940,550
Cenveo, Inc.*+	282,098	598,048
CompX International, Inc.	3,200	36,480
Ecology & Environment, Inc., Class A	3,000	31,260
Fuel Tech, Inc.*	69,400	151,986
Heritage-Crystal Clean, Inc.*	23,000	338,100
Intersections, Inc.*+	85,300	261,871
Performant Financial Corp.*	81,000	262,440
TRC Cos., Inc.*	94,275	956,891
Versar, Inc.*	33,000	130,020

		3,848,646

Communications Equipment - 2.42%
Alliance Fiber Optic Products, Inc.+	45,000	834,750
Applied Optoelectronics, Inc.*+	30,000	520,800
Aviat Networks, Inc.*	350,239	441,301
Bel Fuse, Inc., Class B	44,700	917,244
Clearfield, Inc.*+	48,300	768,453
Communications Systems, Inc.	36,000	378,360

29	Annual Report | June 30, 2015

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value

Common Stocks (continued)
Communications Equipment (continued)
Digi International, Inc.*	70,000	$ 668,500
EMCORE Corp.*	118,580	713,852
KVH Industries, Inc.*	60,410	812,514
Numerex Corp., Class A*+	70,408	601,284
Oclaro, Inc.*	66,103	149,393
PC-Tel, Inc.	87,800	630,404
RELM Wireless Corp.*	78,900	388,977
ShoreTel, Inc.*	137,000	928,860
Tessco Technologies, Inc.	39,500	782,495
Westell Technologies, Inc., Class A*	195,000	193,050

		9,730,237

Computers & Peripherals - 1.73%
Astro-Med, Inc.	32,800	469,368
Concurrent Computer Corp.	55,600	344,720
Datalink Corp.*	57,700	515,838
Dot Hill Systems Corp.*	269,400	1,648,728
Hutchinson Technology, Inc.*	131,350	224,608
Imation Corp.*+	195,100	792,106
Immersion Corp.*	62,900	796,943
Intevac, Inc.*	42,933	251,158
Novatel Wireless, Inc.*+	78,800	256,100
Quantum Corp.*	350,100	588,168
Qumu Corp.*	36,400	299,936
Transact Technologies, Inc.	70,000	467,600
USA Technologies, Inc.*+	111,400	300,780

		6,956,053

Construction & Engineering - 1.05%
Furmanite Corp.*	125,500	1,019,060
Goldfield Corp. (The)*	63,480	105,377
Integrated Electrical Services, Inc.*	109,312	776,115
Layne Christensen Co.*+	6,430	57,548
Northwest Pipe Co.*	41,500	845,355
Orion Marine Group, Inc.*	119,044	859,498
Sterling Construction Co., Inc.*+	81,712	326,848
Willdan Group, Inc.*	20,000	223,600

		4,213,401

Construction Materials - 0.26%
United States Lime & Minerals, Inc.	17,663	1,026,574

Consumer Finance - 0.74%
Asta Funding, Inc.*	122,300	1,024,874
Atlanticus Holdings Corp.*	58,961	208,132

Industry Company	Shares	Value

Consumer Finance (continued)
Consumer Portfolio Services, Inc.*	110,000	$ 687,500
QC Holdings, Inc.	56,600	105,842
Regional Management Corp.*	52,600	939,436

		2,965,784

Containers & Packaging - 0.15%
AEP Industries, Inc.*	10,900	601,680

Distributors - 0.32%
AMCON Distributing Co.	2,300	178,963
VOXX International Corp.*	94,001	778,328
Weyco Group, Inc.	10,883	324,531

		1,281,822

Diversified Consumer Services - 0.53%
Cambium Learning Group, Inc.*	37,250	159,058
Career Education Corp.*	92,550	305,415
Collectors Universe, Inc.	26,360	525,618
Learning Tree International, Inc.*	25,400	32,766
Lincoln Educational Services Corp.	78,400	158,368
National American University Holdings, Inc.+	70,988	206,575
Universal Technical Institute, Inc.	88,400	760,240

		2,148,040

Diversified Financial Services - 0.83%
California First National Bancorp	54,257	731,927
Gain Capital Holdings, Inc.	94,400	902,464
JG Wentworth Co.*+	17,652	162,398
Marlin Business Services Corp.	49,500	835,560
Resource America, Inc., Class A	83,600	703,076

		3,335,425

Diversified Telecommunication Services - 1.01%
Alaska Communications
Systems Group, Inc.*	243,000	583,200
Hawaiian Telcom Holdco, Inc.*	24,686	644,305
IDT Corp., Class B	50,567	914,251
Lumos Networks Corp.	35,000	517,650

www.bridgeway.com	30

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value

Common Stocks (continued)
Diversified Telecommunication Services (continued)
Straight Path Communications, Inc., Class B*+	42,470	$1,392,591

		4,051,997

Electrical Equipment - 1.60%
Allied Motion Technologies, Inc.	53,650	1,204,979
Espey Manufacturing & Electronics Corp.	10,700	278,200
Global Power Equipment Group, Inc.	67,272	522,031
Highpower International, Inc.*+	50,000	191,500
LSI Industries, Inc.	84,000	784,560
Magnetek, Inc.*	13,000	447,330
Orion Energy Systems, Inc.*	35,000	87,850
PowerSecure International, Inc.*	88,500	1,306,260
Preformed Line Products Co.	8,489	320,205
SL Industries, Inc.*	20,250	781,852
Ultralife Corp.*	112,400	470,956
Vicor Corp.*	3,600	43,884

		6,439,607

Electronic Equipment, Instruments & Components - 2.90%
Agilysys, Inc.*	82,700	759,186
Echelon Corp.*	95,062	76,050
Electro Rent Corp.	33,100	359,466
Electro Scientific Industries, Inc.	38,500	202,895
Frequency Electronics, Inc.*	41,000	462,480
ID Systems, Inc.*+	83,000	506,300
IEC Electronics Corp.*+	73,450	330,525
Iteris, Inc.*	272,520	482,360
Kemet Corp.*	130,858	376,871
Key Tronic Corp.*	37,200	404,364
LoJack Corp.*	77,150	266,168
Maxwell Technologies, Inc.*+	61,500	367,155
Mesa Laboratories, Inc.+	9,830	873,887
MOCON, Inc.	12,800	204,160
Multi-Fineline Electronix, Inc.*	55,300	1,208,858
NAPCO Security Technologies, Inc.*	51,576	295,530
PAR Technology Corp.*	104,750	514,322
PCM, Inc.*	74,200	744,226
Perceptron, Inc.*	23,000	242,880
Planar Systems, Inc.*	75,000	327,000
Radisys Corp.*	195,300	499,968

Industry Company	Shares	Value

Electronic Equipment, Instruments & Components (continued)
RF Industries, Ltd.+	35,000	$ 148,750
Richardson Electronics, Ltd.	52,011	420,249
SMTC Corp.*	149,000	247,340
Vicon Industries, Inc.	29,900	39,767
Vishay Precision Group, Inc.*	71,900	1,082,814
Wayside Technology Group, Inc.	12,198	241,764

		11,685,335

Energy Equipment & Services - 2.44%
Dawson Geophysical Co.*	150,139	705,653
Enservco Corp.*+	241,298	361,947
Forbes Energy Services, Ltd.*	152,000	209,760
Geospace Technologies Corp.*	46,663	1,075,582
GreenHunter Resources, Inc.*+	199,000	137,111
Gulf Island Fabrication, Inc.	117,800	1,315,826
Key Energy Services, Inc.*	557,200	1,002,960
Mitcham Industries, Inc.*	173,400	726,546
Natural Gas Services Group, Inc.*	68,600	1,565,452
Nuverra Environmental Solutions, Inc.*+	195,000	1,222,650
SAExploration Holdings, Inc.*+	10,815	36,230
Seventy Seven Energy, Inc.*	200,000	858,000
Superior Drilling Products, Inc.*+	22,187	61,236
Willbros Group, Inc.*	425,000	544,000

		9,822,953

Food & Staples Retailing - 0.32%
Ingles Markets, Inc., Class A	10,000	477,700
Roundy’s, Inc.*+	246,478	798,589

		1,276,289

Food Products - 1.52%
Griffin Industrial Realty, Inc.	13,300	426,132
Inventure Foods, Inc.*	44,000	446,600
John B. Sanfilippo & Son, Inc.	25,900	1,344,210
Liberator Medical Holdings, Inc.	233,200	529,364
Lifeway Foods, Inc.*+	90,152	1,730,017
Omega Protein Corp.*	69,800	959,750

31	Annual Report | June 30, 2015

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value

Common Stocks (continued)
Food Products (continued)
Seneca Foods Corp., Class A*	25,000	$ 694,250

		6,130,323

Gas Utilities - 0.25%
Delta Natural Gas Co., Inc.	20,000	402,000
Gas Natural, Inc.	58,000	597,400

		999,400

Health Care Equipment & Supplies - 2.77%
AdCare Health Systems, Inc.+	25,000	86,500
Alphatec Holdings, Inc.*	614,731	848,329
CryoLife, Inc.	107,270	1,210,006
Cutera, Inc.*	60,200	931,896
Digirad Corp.	100,000	434,000
ERBA Diagnostics, Inc.*+	19,096	41,820
Hansen Medical, Inc.*	170,000	155,550
Kewaunee Scientific Corp.	14,000	230,160
LeMaitre Vascular, Inc.	50,000	603,000
Navidea Biopharmaceuticals, Inc.*+	548,580	883,214
PhotoMedex, Inc.*	94,000	127,840
Retractable Technologies, Inc.*	29,000	110,200
Roka Bioscience, Inc.*	30,000	78,000
RTI Surgical, Inc.*	148,600	959,956
SurModics, Inc.*	7,400	173,308
TransEnterix, Inc.*+	214,942	644,826
TriVascular Technologies, Inc.*+	67,200	359,520
Unilife Corp.*+	318,836	685,497
Utah Medical Products, Inc.	35,900	2,140,717
Veracyte, Inc.*+	41,000	456,740

		11,161,079

Health Care Providers & Services - 2.00%
Addus HomeCare Corp.*	48,600	1,353,996
Alliance HealthCare Services, Inc.*	40,900	764,421
Almost Family, Inc.*	24,400	973,804
BioTelemetry, Inc.*	137,700	1,298,511
Cross Country Healthcare, Inc.*	71,000	900,280
Five Star Quality Care, Inc.*	228,800	1,098,240
Genesis Healthcare, Inc.*	71,350	470,910
InfuSystems Holdings, Inc.*	100,000	319,000
PDI, Inc.*	25,000	35,750
RadNet, Inc.*	89,800	600,762
Trupanion, Inc.*+	30,000	247,200

		8,062,874

Industry Company	Shares	Value

Health Care Technology - 0.41%
Merge Healthcare, Inc.*	150,000	$ 720,000
Vocera Communications, Inc.*	82,000	938,900

		1,658,900

Hotels, Restaurants & Leisure - 3.25%
Ark Restaurants Corp.	9,900	247,797
Bravo Brio Restaurant Group, Inc.*	64,429	873,013
Carrols Restaurant Group, Inc.*	94,100	978,640
Dover Downs Gaming & Entertainment, Inc.*	92,580	86,099
Empire Resorts, Inc.*+	50,000	254,500
Famous Dave’s of America, Inc.*+	45,200	906,260
Frisch’s Restaurants, Inc.	26,100	876,177
Gaming Partners International Corp.*	56,300	569,193
Ignite Restaurant Group, Inc.*+	81,300	399,996
Isle of Capri Casinos, Inc.*	114,000	2,069,100
Jamba, Inc.*+	30,662	474,954
Kona Grill, Inc.*	67,500	1,310,175
Lakes Entertainment, Inc.*	42,300	384,084
Luby’s, Inc.*	135,600	657,660
Monarch Casino & Resort, Inc.*	34,485	709,012
Morgans Hotel Group Co.*	84,300	568,182
Nathan’s Famous, Inc.	12,000	444,720
Nevada Gold & Casinos, Inc.*	120,000	198,000
Papa Murphy’s Holdings, Inc.*+	15,000	310,800
Red Lion Hotels Corp.*	74,900	573,734
Town Sports International Holdings, Inc.*	70,864	205,506

		13,097,602

Household Durables - 2.13%
Bassett Furniture Industries, Inc.	74,200	2,108,022
Blyth, Inc.*	15,200	96,520
CSS Industries, Inc.	32,700	989,175
Dixie Group, Inc. (The)*	30,000	315,000
Emerson Radio Corp.	198,100	229,796
Flexsteel Industries, Inc.	27,050	1,165,584
Hooker Furniture Corp.	53,300	1,338,363
Lifetime Brands, Inc.	65,000	960,050
P&F Industries, Inc., Class A*+	10,500	89,670

www.bridgeway.com	32

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Household Durables (continued)
Skullcandy, Inc.*	25,850	$ 198,270
Stanley Furniture Co., Inc.*	67,783	201,316
Turtle Beach Corp.*	47,300	107,844
ZAGG, Inc.*	100,000	792,000

		8,591,610

Household Products - 0.28%
Oil-Dri Corp. of America	20,800	631,904
Orchids Paper Products Co.	20,000	481,400

		1,113,304

Independent Power Producers & Energy Traders - 0.13%
Genie Energy, Ltd., Class B	48,667	509,543
Synthesis Energy Systems, Inc.*	11,464	16,394

		525,937

Insurance - 1.07%
American Independence Corp.*+	7,500	70,650
Atlantic American Corp.	14,056	50,883
Federated National Holding Co.	38,000	919,600
First Acceptance Corp.*	266,700	853,440
Hallmark Financial Services, Inc.*	80,400	914,952
Health Insurance Innovations, Inc., Class A*+	14,116	70,157
Independence Holding Co.	69,190	912,616
Investors Title Co.	3,500	248,115
Phoenix Cos., Inc. (The)*+	14,200	259,008

		4,299,421

Internet & Catalog Retail - 0.59%
1-800-Flowers.com, Inc., Class A*	60,000	627,600
CafePress, Inc.*+	87,588	394,146
EVINE Live, Inc.*	121,286	326,259
Gaiam, Inc., Class A*+	45,300	296,262
Geeknet, Inc.*	1,870	37,288
PetMed Express, Inc.+	19,647	339,304
US Auto Parts Network, Inc.*	164,751	362,452

		2,383,311

Internet Software & Services - 3.96%
Aerohive Networks, Inc.*+	98,500	687,530
Amber Road, Inc.*+	40,000	280,800
Brightcove, Inc.*	39,387	270,195
Carbonite, Inc.*	58,060	685,689

Industry Company	Shares	Value

Internet Software & Services (continued)
Care.com, Inc.*+	25,831	$ 152,920
Demand Media, Inc.*	54,500	346,620
Five9, Inc.*	98,500	515,155
Limelight Networks, Inc.*	359,837	1,417,758
Liquidity Services, Inc.*	52,000	500,760
Marchex, Inc., Class B	109,000	539,550
Millennial Media, Inc.*+	276,200	447,444
QuinStreet, Inc.*	111,547	719,478
RealNetworks, Inc.*+	123,600	668,676
Reis, Inc.	42,100	933,778
Rightside Group Ltd*+	37,056	250,869
Spark Networks, Inc.*+	64,800	198,936
Support.com, Inc.*	189,545	267,258
Synacor, Inc.*	50,000	80,500
TechTarget, Inc.*	145,900	1,302,887
TheStreet, Inc.	136,900	247,789
Travelzoo, Inc.*	32,500	366,600
Tremor Video, Inc.*+	121,400	353,274
Tucows, Inc., Class A*	71,150	1,981,528
United Online, Inc.*	46,900	734,923
XO Group, Inc.*	54,813	896,193
YuMe, Inc.*+	26,900	145,798
Zix Corp.*	187,582	969,799

		15,962,707

IT Services - 2.41%
CIBER, Inc.*	215,000	741,750
Computer Task Group, Inc.	64,830	500,488
CSP, Inc.+	38,700	268,772
Edgewater Technology, Inc.*	52,912	386,258
Hackett Group, Inc. (The)	119,928	1,610,633
Higher One Holdings, Inc.*	133,528	399,249
Information Services Group, Inc.	196,600	939,748
Innodata, Inc.*	148,955	391,752
Lionbridge Technologies, Inc.*	193,995	1,196,949
Mattersight Corp.*	77,877	459,474
ModusLink Global Solutions, Inc.*	93,455	317,747
NCI, Inc., Class A	38,430	396,982
PRGX Global, Inc.*	94,300	413,977
ServiceSource International, Inc.*	215,000	1,176,050
StarTek, Inc.*	65,000	383,500
WidePoint Corp.*	70,447	117,646

		9,700,975

Leisure Equipment & Products - 1.03%
Escalade, Inc.	39,780	731,554

33	Annual Report | June 30, 2015

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Leisure Equipment & Products (continued)
JAKKS Pacific, Inc.*+	61,000	$ 603,290
Johnson Outdoors, Inc., Class A	37,400	880,770
Marine Products Corp.	2,400	14,976
Nautilus, Inc.*	89,986	1,935,599

		4,166,189

Life Sciences Tools & Services - 0.88%
Enzo Biochem, Inc.*	235,800	714,474
Harvard Bioscience, Inc.*	167,017	951,997
NanoString Technologies, Inc.*	63,700	982,254
pSivida Corp.*+	168,000	633,360
Sequenom, Inc.*+	90,000	273,600

		3,555,685

Machinery - 3.34%
Accuride Corp.*	159,312	613,351
Ampco-Pittsburgh Corp.	57,999	876,945
Chicago Rivet & Machine Co.	10,000	280,000
Commercial Vehicle Group, Inc.*	160,000	1,153,600
Dynamic Materials Corp.	42,500	467,500
Eastern Co. (The)	33,600	622,272
Energy Recovery, Inc.*+	66,700	182,758
FreightCar America, Inc.	24,675	515,214
Gencor Industries, Inc.*	23,500	227,245
Global Brass & Copper Holdings, Inc.	50,000	850,500
Graham Corp.	35,900	735,591
Hardinge, Inc.	53,300	525,005
Hurco Companies, Inc.	51,334	1,777,183
Intelligent Systems Corp.*	35,362	105,025
Key Technology, Inc.*	23,900	315,480
L.S. Starrett Co., Class A (The)	26,136	392,040
MFRI, Inc.*	10,000	60,500
Miller Industries, Inc.	49,800	993,510
PMFG, Inc.*	41,600	267,488
Supreme Industries, Inc., Class A	58,993	505,570
Tecumseh Products Co.*	58,090	143,482
Twin Disc, Inc.	39,600	738,144
Xerium Technologies, Inc.*	59,550	1,083,810

		13,432,213

Marine - 0.07%
International Shipholding Corp.+	45,843	292,478

Industry Company	Shares	Value

Media - 1.39%
A.H. Belo Corp., Class A+	46,400	$ 259,840
Ballantyne Strong, Inc.*	45,500	213,395
Beasley Broadcast Group, Inc., Class A	17,000	78,710
Emmis Communications Corp., Class A*	236,500	236,500
Entercom Communications Corp., Class A*	80,000	913,600
Entravision Communications Corp., Class A	108,800	895,424
Lee Enterprises, Inc.*+	246,860	822,044
Martha Stewart Living Omnimedia, Inc., Class A*	90,200	562,848
McClatchy Co. (The), Class A*	308,650	333,342
ReachLocal, Inc.*	43,900	138,285
Saga Communications, Inc., Class A	13,005	492,239
Salem Media Group, Inc.	59,500	376,635
Sizmek, Inc.*	40,210	285,491

		5,608,353

Metals & Mining - 1.30%
A.M. Castle & Co.*	37,601	231,998
Comstock Mining, Inc.*	155,376	90,895
Energy Fuels, Inc.*+	131,274	584,169
Friedman Industries, Inc.	68,300	426,875
Gold Resource Corp.	233,600	644,736
Noranda Aluminum Holding Corp.	211,650	179,902
Olympic Steel, Inc.	69,300	1,208,592
Ryerson Holding Corp.*+	25,000	227,500
Synalloy Corp.	35,400	484,980
United States Antimony Corp.*	269,221	183,070
Universal Stainless & Alloy Products, Inc.*	49,928	981,085

		5,243,802

Multiline Retail - 0.17%
Bon-Ton Stores, Inc. (The)+	45,439	209,928
Gordmans Stores, Inc.*	80,000	490,400

		700,328

Oil, Gas & Consumable Fuels - 4.84%
Adams Resources & Energy, Inc.	22,300	994,580
Aemetis, Inc.*+	153,239	551,660
Amyris, Inc.*+	270,000	526,500
Approach Resources, Inc.*+	151,500	1,037,775

www.bridgeway.com	34

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Arch Coal, Inc.*	118,488	$ 40,286
Aspen Aerogels, Inc.*	124,172	822,019
Callon Petroleum Co.*	182,800	1,520,896
Comstock Resources, Inc.+	157,175	523,393
Dakota Plains Holdings, Inc.*	298,900	355,691
Earthstone Energy, Inc.*	8,000	156,240
Emerald Oil, Inc.*+	13,475	57,269
Escalera Resources Co.*	97,100	26,722
Evolution Petroleum Corp.+	135,123	890,461
FieldPoint Petroleum Corp.*	30,000	33,900
FX Energy, Inc.*+	534,001	469,974
Gastar Exploration, Inc.*	145,200	448,668
Goodrich Petroleum Corp.*+	230,000	427,800
Harvest Natural Resources, Inc.*+	369,500	646,625
Independence Contract Drilling, Inc.*+	115,000	1,020,050
Jones Energy, Inc., Class A*+	81,742	739,765
Midstates Petroleum Co., Inc.*+	200,000	186,000
Miller Energy Resources, Inc.*+	261,418	95,418
Panhandle Oil & Gas, Inc., Class A	23,594	488,160
Penn Virginia Corp.*+	91,000	398,580
PetroQuest Energy, Inc.*	593,300	1,174,734
PostRock Energy Corp.*+	4,360	11,990
Resolute Energy Corp.*	219,300	211,953
REX American Resources Corp.*	20,249	1,288,646
Rex Energy Corp.*+	225,000	1,257,750
Ring Energy, Inc.*+	95,353	1,067,000
Swift Energy Co.*+	288,400	585,452
VAALCO Energy, Inc.*	400,000	856,000
Warren Resources, Inc.*	698,600	321,356
Yuma Energy, Inc.*	144,800	73,848
Zion Oil & Gas, Inc.*	101,200	193,292

		19,500,453

Paper & Forest Products - 0.08%
Orient Paper, Inc.*	87,811	141,376
Verso Corp.*	251,926	166,271

		307,647

Personal Products - 0.54%
CCA Industries, Inc.*+	15,752	49,619
IGI Laboratories, Inc.*+	88,211	555,729
Mannatech, Inc.*	13,600	243,440

Industry Company	Shares	Value

Personal Products (continued)
Natural Alternatives International, Inc.*	19,910	$ 112,790
Nutraceutical International Corp.*	37,000	915,380
Synutra International, Inc.*+	13,100	93,665
United-Guardian, Inc.	10,000	191,000

		2,161,623

Pharmaceuticals - 3.33%
AcelRx Pharmaceuticals, Inc.*+	98,000	415,520
Achaogen, Inc.*+	88,029	530,815
Agile Therapeutics, Inc.*+	48,966	420,618
Alimera Sciences, Inc.*+	121,600	560,576
Ampio Pharmaceuticals, Inc.*+	100,750	238,778
Cempra, Inc.*	17,500	601,300
Corium International, Inc.*	30,000	410,700
Cumberland Pharmaceuticals, Inc.*	67,500	482,625
Durect Corp.*	283,600	677,804
Egalet Corp.*+	74,700	1,077,921
Endocyte, Inc.*+	155,000	804,450
Marinus Pharmaceuticals, Inc.*+	30,000	348,000
Ocera Therapeutics, Inc.*	59,800	227,240
Omeros Corp.*+	16,095	289,549
Pain Therapeutics, Inc.*	213,953	370,139
Pernix Therapeutics Holdings, Inc.*+	26,056	154,252
Pozen, Inc.*+	93,200	960,892
Sciclone Pharmaceuticals, Inc.*	161,750	1,588,385
Sucampo Pharmaceuticals, Inc., Class A*	40,000	657,200
Tonix Pharmaceuticals Holding Corp.*+	64,401	577,677
VIVUS, Inc.*+	155,000	365,800
XenoPort, Inc.*	135,600	831,228
Zogenix, Inc.*	486,630	817,538

		13,409,007

Professional Services - 1.58%
CDI Corp.	27,000	351,000
CRA International, Inc.*	54,500	1,518,915
CTPartners Executive Search, Inc.*Δ	27,400	2,740
Franklin Covey Co.*	33,334	676,347
Heidrick & Struggles International, Inc.	50,000	1,304,000
Hill International, Inc.*	131,971	694,167

35	Annual Report | June 30, 2015

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Professional Services (continued)
Hudson Global, Inc.*	89,346	$ 204,602
Mastech Holdings, Inc.*	6,250	55,688
RCM Technologies, Inc.	32,700	185,082
Volt Information Sciences, Inc.*	31,676	307,574
VSE Corp.	20,200	1,080,902

		6,381,017

Real Estate Management & Development - 0.67%
AV Homes, Inc.*	54,600	784,602
Consolidated-Tomoka Land Co.	21,249	1,224,792
Maui Land & Pineapple Co., Inc.*+	30,000	170,400
Stratus Properties, Inc.*	37,150	531,988

		2,711,782

Road & Rail - 0.47%
Covenant Transportation Group, Inc., Class A*	30,700	769,342
Providence & Worcester Railroad Co.	5,000	86,700
Quality Distribution, Inc.*	20,000	309,200
USA Truck, Inc.*	35,000	743,050

		1,908,292

Semiconductors & Semiconductor Equipment - 3.76%
Amtech Systems, Inc.*	57,500	597,425
Axcelis Technologies, Inc.*	225,000	666,000
Cascade Microtech, Inc.*	69,700	1,061,182
CEVA, Inc.*	29,000	563,470
Cohu, Inc.	81,850	1,082,876
CyberOptics Corp.*	26,400	266,904
DSP Group, Inc.*	131,300	1,356,329
GigOptix, Inc.*	100,000	170,000
GSI Technology, Inc.*	161,417	840,983
Integrated Silicon Solution, Inc.	22,641	501,272
Intermolecular, Inc.*	140,000	275,800
inTEST Corp.*+	49,500	215,820
Kopin Corp.*	90,000	310,500
Mattson Technology, Inc.*	191,300	640,855
MaxLinear, Inc., Class A*	93,700	1,133,770
NeoPhotonics Corp.*+	125,000	1,141,250
Pericom Semiconductor Corp.	75,000	986,250
Pixelworks, Inc.*+	122,500	720,300
Rudolph Technologies, Inc.*	35,929	431,507
Sigma Designs, Inc.*	122,313	1,459,194
Ultra Clean Holdings, Inc.*	118,377	737,489

		15,159,176

Industry Company	Shares	Value

Software - 3.08%
American Software, Inc., Class A	72,400	$ 687,800
Bsquare Corp.*	79,500	539,010
Callidus Software, Inc.*	63,100	983,098
Cinedigm Corp., Class A*	354,897	250,167
Covisint Corp.*+	90,600	296,262
Cyan, Inc.*	60,100	314,924
Digimarc Corp.*+	23,100	1,042,734
Envivio, Inc.*	90,626	172,189
Exa Corp.*	54,000	602,100
FalconStor Software, Inc.*	135,000	214,650
Globalscape, Inc.	81,700	268,793
Glu Mobile, Inc.*	150,000	931,500
GSE Systems, Inc.*	109,525	169,764
Guidance Software, Inc.*+	102,857	871,199
Model N, Inc.*	50,252	598,501
QAD, Inc., Class A+	33,000	872,190
QAD, Inc., Class B+	8,250	177,952
Rally Software Development Corp.*	20,000	389,000
Rosetta Stone, Inc.*+	73,600	587,328
Seachange International, Inc.*	55,500	389,055
Smith Micro Software, Inc.*	75,400	86,710
TeleCommunication Systems, Inc., Class A*	180,834	598,561
Telenav, Inc.*	153,000	1,231,650
Upland Software, Inc.*+	15,000	138,300

		12,413,437

Specialty Retail - 1.67%
Aeropostale, Inc.*+	158,600	256,932
America’s Car-Mart, Inc.*	963	47,495
bebe stores, inc.	100,000	200,000
Big 5 Sporting Goods Corp.	49,200	699,132
Books-A-Million, Inc.*	40,000	114,400
Build-A-Bear Workshop, Inc.*	29,500	471,705
Christopher & Banks Corp.*	33,300	133,533
Destination Maternity Corp.	31,000	361,460
Destination XL Group, Inc.*	174,100	872,241
hhgregg, Inc.*+	111,700	373,078
Kirkland’s, Inc.	19,500	543,465
New York & Co., Inc.*	142,100	380,828
Pacific Sunwear of California, Inc.*+	238,549	271,946
Sportsman’s Warehouse Holdings, Inc.*	55,000	625,350
Tandy Leather Factory, Inc.*+	10,000	86,000
Tilly’s, Inc., Class A*	55,000	531,850

www.bridgeway.com	36

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Trans World Entertainment Corp.*	98,403	$ 360,155
West Marine, Inc.*	42,200	406,808

		6,736,378

Textiles, Apparel & Luxury Goods - 0.95%
Charles & Colvard, Ltd.*	50,521	76,287
Cherokee, Inc.	1,100	30,998
Culp, Inc.	36,016	1,116,496
Delta Apparel, Inc.*+	29,988	428,828
Ever-Glory International Group, Inc.*	10,000	51,000
Lakeland Industries, Inc.*+	13,300	152,152
Perry Ellis International, Inc.*	35,000	831,950
Rocky Brands, Inc.	52,200	976,140
Superior Uniform Group, Inc.	10,000	165,400

		3,829,251

Thrifts & Mortgage Finance - 5.25%
Alliance Bancorp, Inc. of Pennsylvania	22,000	501,380
ASB Bancorp, Inc.*+	21,000	454,860
Bank Mutual Corp.	129,000	989,430
BankFinancial Corp.	76,279	898,567
Cape Bancorp, Inc.	42,102	398,285
Chicopee Bancorp, Inc.	26,500	436,985
Citizens Community Bancorp, Inc.	20,000	183,200
Eagle Bancorp Montana, Inc.	6,289	67,795
ESSA Bancorp, Inc.	37,400	480,964
Federal Agricultural Mortgage Corp., Class C	24,200	703,252
First Defiance Financial Corp.	44,900	1,685,097
First Financial Northwest, Inc.	61,600	767,536
Fox Chase Bancorp, Inc.	14,133	239,130
Guaranty Federal Bancshares, Inc.	20,856	307,000
Heritage Financial Group, Inc.	21,900	660,942
HF Financial Corp.	12,000	182,040
Hingham Institution for Savings	2,500	287,775
HMN Financial, Inc.*	25,000	294,750
Home Bancorp, Inc.	48,000	1,211,520
HomeStreet, Inc.*	78,555	1,792,625

Industry Company	Shares	Value

Thrifts & Mortgage Finance (continued)
HopFed Bancorp, Inc.	13,088	$ 154,831
Lake Shore Bancorp, Inc.+	22,150	297,474
Lake Sunapee Bank Group	18,250	263,348
Meta Financial Group, Inc.	17,155	736,293
Northeast Community Bancorp, Inc.	55,658	415,209
Ocean Shore Holding Co.	51,837	769,002
OceanFirst Financial Corp.	29,200	544,580
Oneida Financial Corp.+	20,000	409,000
Provident Financial Holdings, Inc.	63,617	1,064,949
Pulaski Financial Corp.	43,500	562,020
Riverview Bancorp, Inc.	67,406	288,498
Security National Financial Corp., Class A*	38,588	259,697
SI Financial Group, Inc.	34,276	398,973
Southern Missouri Bancorp, Inc.	100	1,885
Territorial Bancorp, Inc.	22,300	540,998
Timberland Bancorp, Inc.	24,222	242,704
United Community Bancorp+	26,200	361,822
United Community Financial Corp.	137,800	737,230
Wayne Savings Bancshares, Inc.+	7,800	104,442
Westfield Financial, Inc.	64,100	468,571

		21,164,659

Trading Companies & Distributors - 0.84%
AeroCentury Corp.*+	10,900	89,489
BlueLinx Holdings, Inc.*	97,724	93,815
EnviroStar, Inc.+	35,000	156,450
General Finance Corp.*+	100,600	525,132
Houston Wire & Cable Co.	86,934	862,385
Lawson Products, Inc.*	32,400	760,752
Titan Machinery, Inc.*+	18,000	265,140
Transcat, Inc.*+	5,000	47,250
Willis Lease Finance Corp.*	31,000	569,470

		3,369,883

Water Utilities - 0.55%
Artesian Resources Corp., Class A	21,500	453,435
Cadiz, Inc.*+	36,700	318,923
York Water Co., (The)+	69,850	1,457,071

		2,229,429

37	Annual Report | June 30, 2015

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company		Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services - 0.37%
Boingo Wireless, Inc.*		120,000	$991,200
Spok Holdings, Inc.		30,000	505,200

			1,496,400

TOTAL COMMON STOCKS - 99.09%			399,168,356

(Cost $284,922,040)

EXCHANGE TRADED FUND - 0.33%
iShares Micro-Cap ETF+		16,525	1,347,283

TOTAL EXCHANGE TRADED FUND - 0.33%			1,347,283

(Cost $442,002)

WARRANTS - 0.00%
Biotime, Inc., expire 10/01/18+		16,058	17,824

TOTAL WARRANTS - 0.00%			17,824

(Cost $15,589)

	Rate^	Shares	Value
MONEY MARKET FUND - 1.18%
Dreyfus Cash Management Fund	0.04%	4,736,924	4,736,924

TOTAL MONEY MARKET FUND - 1.18%			4,736,924

(Cost $4,736,924)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.98%
Dreyfus Cash Management Fund**	0.04%	44,237,825	44,237,825

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.98%			44,237,825

(Cost $44,237,825)
TOTAL INVESTMENTS - 111.58%			449,508,212
(Cost $334,354,380)
Liabilities in Excess of Other Assets - (11.58%)			(46,655,208)

NET ASSETS - 100.00%			$402,853,004

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2015.
^	Rate disclosed as of June 30, 2015.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of June 30, 2015. Total loaned securities had a value of $43,006,223 as of June 30, 2015.
LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$398,728,631	$436,985	$2,740	$399,168,356
Exchange Traded
Fund	1,347,283	—	—	1,347,283
Warrants	17,824	—	—	17,824
Money Market Fund	—	4,736,924	—	4,736,924
Investments Purchased with Cash Proceeds from Securities Lending	—	44,237,825	—	44,237,825

TOTAL	$400,093,738	$49,411,734	$2,740	$449,508,212

www.bridgeway.com	38

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Investment in Securities (Value)
	Common Stocks	Total
Balance as of 06/30/2014	$—	$—
Purchases	—	—
Sales	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/ (depreciation)[1]	(253,450)	(253,450)
Transfers in2,3	256,190	256,190
Transfers out	—	—

Balance as of 06/30/2015	$2,740	$2,740

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2015[2]	$(253,450)	$(253,450)

[1] Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statements of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

[2]  Transfers in represent the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period. The purchase value is used in situations where the investment was not held as of the beginning of the period. The security transferred from level 1 to level 3.

[3] Transfer took place as a result of a trading halt.

See Notes to Financial Statements.

39	Annual Report | June 30, 2015

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2015

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the quarter ended June 30, 2015, our Fund appreciated 1.07%, outperforming our primary market benchmark, the Russell 2000 Index (+0.42%). It was a good quarter.

For the fiscal year, our Fund appreciated 4.54%, underperforming the Russell 2000 Index (+6.49%).

The table below presents our June quarter, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2015

			Annualized	Annualized
	Quarter	1 Year	5 Year	Since Inception (5/28/10)

Small-Cap Momentum Fund	1.07%	4.54%	15.67%	13.81%
Russell 2000 Index	0.42%	6.49%	17.08%	14.91%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index is an unmanaged, market value-weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2015, Small-Cap Momentum Fund ranked 442nd of 792 small-cap core funds for the 12 months ending June 30, 2015, 354th of 616 over the last five years, and 344th of 609 such funds since inception in May 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	40

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Momentum Fund vs. Russell 2000 Index

from Inception 5/28/10 to 6/30/15

Detailed Explanation of Quarterly Performance

Our Fund outperformed its primary benchmark, the Russell 2000 Index. Price momentum was a favorable factor for the quarter, contributing positively to our Fund. Additionally, the Fund’s risk-adjustment overlay feature worked well this quarter. We are pleased with the Fund’s performance in line with Fund design.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the momentum factor did not perform well for small-cap stocks, and momentum holdings lagged the Russell 2000 Index. Additionally, the risk-adjustment overlay feature further diminished our performance.

Top Ten Holdings as of June 30, 2015

Rank	Description	Industry	% of Net Assets
1	LifePoint Health, Inc.	Health Care Providers & Services	0.8%
2	Bright Horizons Family Solutions, Inc.	Diversified Consumer Services	0.8%
3	First Horizon National Corp.	Commercial Banks	0.8%
4	Radian Group, Inc.	Thrifts & Mortgage Finance	0.8%
5	EPAM Systems, Inc.	IT Services	0.8%
6	Anacor Pharmaceuticals, Inc.	Biotechnology	0.8%
7	Amsurg Corp.	Health Care Providers & Services	0.8%
8	MarketAxess Holdings, Inc.	Diversified Financial Services	0.7%
9	j2 Global, Inc.	Internet Software & Services	0.7%
10	Sun Communities, Inc.	Real Estate Investment Trusts (REITs)	0.7%
	Total		7.7%

41	Annual Report | June 30, 2015

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2015

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	14.6%	14.6%	0.0%
Consumer Staples	3.2%	3.1%	0.1%
Energy	0.4%	3.9%	-3.5%
Financials	28.6%	24.3%	4.3%
Health Care	19.0%	16.0%	3.0%
Industrials	9.7%	12.8%	-3.1%
Information Technology	16.8%	17.2%	-0.4%
Materials	1.7%	4.0%	-2.3%
Telecommunication Services	1.7%	0.8%	0.9%
Utilities	4.2%	3.3%	0.9%
Cash & Other Assets	0.0%	0.0%	0.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	42

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
COMMON STOCKS - 99.96%
Aerospace & Defense - 1.63%
AAR Corp.	450	$14,342
Astronics Corp.*	200	14,178
Elbit Systems, Ltd.+	450	35,217
Taser International, Inc.*	600	19,986

		83,723

Air Freight & Logistics - 0.25%
Echo Global Logistics, Inc.*	300	9,798
Radiant Logistics, Inc.*	450	3,290

		13,088

Airlines - 0.62%
Allegiant Travel Co.	180	32,018

Auto Components - 0.88%
American Axle & Manufacturing Holdings, Inc.*	850	17,774
Cooper Tire & Rubber Co.	615	20,805
Fox Factory Holding Corp.*	400	6,432

		45,011

Beverages - 0.71%
Boston Beer Co., Inc., Class A (The)*+	105	24,359
Coca-Cola Bottling Co. Consolidated	80	12,086

		36,445

Biotechnology - 6.91%
Advaxis, Inc.*	350	7,116
Agenus, Inc.*+	800	6,904
AMAG Pharmaceuticals, Inc.*	350	24,171
Amicus Therapeutics, Inc.*	1,000	14,150
Anacor Pharmaceuticals, Inc.*	500	38,715
BioSpecifics Technologies Corp.*	50	2,580
BioTime, Inc.*+	900	3,267
Chimerix, Inc.*	440	20,328
China Biologic Products, Inc.*	275	31,669
CorMedix, Inc.*+	350	1,358
Dynavax Technologies Corp.*	300	7,028
Eagle Pharmaceuticals, Inc.*	150	12,129
Emergent BioSolutions, Inc.*	400	13,180
Esperion Therapeutics, Inc.*+	250	20,440
Insys Therapeutics, Inc.*+	800	28,736

Industry Company	Shares	Value

Biotechnology (continued)
Momenta Pharmaceuticals, Inc.*	650	$ 14,826
NewLink Genetics Corp.*	300	13,281
Portola Pharmaceuticals, Inc.*	550	25,052
PTC Therapeutics, Inc.*	350	16,846
TESARO, Inc.*	450	26,456
Tetraphase Pharmaceuticals, Inc.*	400	18,976
uniQure NV*	250	6,750

		353,958

Building Products - 1.51%
AAON, Inc.	600	13,512
American Woodmark Corp.*	150	8,228
Apogee Enterprises, Inc.	300	15,792
Gibraltar Industries, Inc.*	350	7,130
Griffon Corp.	550	8,756
New Home Co. Inc., (The)*+	150	2,584
Patrick Industries, Inc.*	100	3,805
PGT, Inc.*	500	7,255
Universal Forest Products, Inc.	200	10,406

		77,468

Capital Markets - 2.14%
BGC Partners, Inc., Class A	2,300	20,125
Cowen Group, Inc., Class A*	1,200	7,680
Diamond Hill Investment Group, Inc.	35	6,988
HFF, Inc., Class A	400	16,692
INTL FCStone, Inc.*	200	6,648
Marcus & Millichap, Inc.*	400	18,456
WisdomTree Investments, Inc.+	1,500	32,948

		109,537

Chemicals - 0.64%
Core Molding Technologies, Inc.*	100	2,284
Innophos Holdings, Inc.	250	13,160
KMG Chemicals, Inc.	150	3,816
Quaker Chemical Corp.	150	13,326

		32,586

Commercial Banks - 9.19%
Access National Corp.	100	1,944
Ames National Corp.	100	2,510
Banner Corp.	250	11,982

43	Annual Report | June 30, 2015

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Bar Harbor Bankshares	50	$ 1,772
Bridge Capital Holdings	150	4,470
BSB Bancorp, Inc.*	100	2,211
Camden National Corp.	100	3,870
Cardinal Financial Corp.	350	7,626
Cathay General Bancorp	850	27,582
CenterState Banks, Inc.	500	6,755
Central Pacific Financial Corp.	350	8,312
Citizens & Northern Corp.	150	3,082
CoBiz Financial, Inc.	450	5,882
Columbia Banking System, Inc.	650	21,151
CU Bancorp*	200	4,432
Customers Bancorp, Inc.*	284	7,637
Enterprise Financial Services Corp.	200	4,554
Farmers Capital Bank Corp.*	100	2,843
Fidelity Southern Corp.	250	4,360
First Community Bancshares, Inc.	200	3,644
First Horizon National Corp.	2,530	39,645
First Merchants Corp.	400	9,880
Great Southern Bancorp, Inc.	150	6,321
Hampton Roads Bankshares, Inc.*+	1,850	3,848
Hanmi Financial Corp.	350	8,694
Heartland Financial USA, Inc.	200	7,444
Heritage Commerce Corp.	300	2,883
Heritage Oaks Bancorp	350	2,754
Horizon Bancorp	100	2,496
Independent Bank Corp., MA	300	14,067
International Bancshares Corp.	700	18,809
MainSource Financial Group, Inc.	250	5,488
Metro Bancorp, Inc.	150	3,921
MidWestOne Financial Group, Inc.	100	3,292
NewBridge Bancorp	350	3,126
Old Second Bancorp, Inc.*	300	1,980
Palmetto Bancshares, Inc.+	150	2,966
Pinnacle Financial Partners, Inc.	375	20,389
Preferred Bank	150	4,508
PrivateBancorp, Inc.	875	34,842
Republic Bancorp, Inc., Class A	200	5,140

Industry Company	Shares	Value

Commercial Banks (continued)
Sandy Spring Bancorp, Inc.	250	$ 6,995
Seacoast Banking Corp. of Florida*	350	5,530
Square 1 Financial, Inc., Class A*	300	8,205
Stock Yards Bancorp, Inc.	150	5,668
Suffolk Bancorp	150	3,849
Tompkins Financial Corp.	150	8,058
TowneBank+	350	5,702
United Bankshares, Inc.	775	31,178
United Community Banks, Inc.	650	13,566
Washington Trust Bancorp, Inc.	200	7,896
West Bancorporation, Inc.	150	2,976
Western Alliance Bancorp*	950	32,072

		470,807

Commercial Services & Supplies - 2.10%
ABM Industries, Inc.	600	19,722
Ennis, Inc.	300	5,577
G&K Services, Inc., Class A	200	13,828
HNI Corp.	500	25,575
Knoll, Inc.	550	13,766
Multi-Color Corp.	200	12,776
Sykes Enterprises, Inc.*	450	10,912
Viad Corp.	200	5,422

		107,578

Communications Equipment - 1.26%
Infinera Corp.*	1,400	29,372
InterDigital, Inc.	400	22,756
Radware, Ltd.*	550	12,210

		64,338

Computers & Peripherals - 0.39%
Novatel Wireless, Inc.*+	550	1,788
QLogic Corp.*	950	13,480
Quantum Corp.*	2,750	4,620

		19,888

Construction & Engineering - 0.33%
Comfort Systems USA, Inc.	400	9,180
MYR Group, Inc.*	250	7,740

		16,920

Construction Materials - 0.11%
U.S. Concrete, Inc.*	150	5,684

Distributors - 0.04%
VOXX International Corp.*	250	2,070

www.bridgeway.com	44

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Diversified Consumer Services - 2.22%
2U, Inc.*	450	$ 14,486
Bright Horizons Family Solutions, Inc.*	700	40,460
Carriage Services, Inc.	200	4,776
Matthews International Corp., Class A	350	18,599
Nord Anglia Education, Inc.*	1,050	25,746
Regis Corp.*	600	9,456

		113,523

Diversified Financial Services - 1.88%
Capitol Acquisition Corp. II*	250	2,638
Janus Capital Group, Inc.	2,050	35,096
Levy Acquisition Corp.*	200	3,044
MarketAxess Holdings, Inc.	410	38,036
PennyMac Financial Services, Inc., Class A*	200	3,624
Sterling Bancorp	950	13,965

		96,403

Diversified Telecommunication Services - 0.86%
8X8, Inc.*	1,000	8,960
Atlantic Tele-Network, Inc.	175	12,089
FairPoint Communications, Inc.*	300	5,466
General Communication, Inc., Class A*	400	6,804
Vonage Holdings Corp.*	2,200	10,802

		44,121

Electric Utilities - 1.15%
IDACORP, Inc.	560	31,438
UIL Holdings Corp.	600	27,492

		58,930

Electrical Equipment - 0.57%
II-VI, Inc.*	650	12,337
Orbotech, Ltd.*	450	9,360
PowerSecure International, Inc.*	250	3,690
Vicor Corp.*	300	3,657

		29,044

Electronic Equipment, Instruments & Components - 1.69%
Badger Meter, Inc.	150	9,524
DTS, Inc.*	200	6,098
GSI Group, Inc.*	350	5,260
IMAX Corp.*	750	30,202
Multi-Fineline Electronix, Inc.*	250	5,465

Industry Company	Shares	Value

Electronic Equipment, Instruments & Components (continued)
WGL Holdings, Inc.	550	$29,860

		86,409

Food & Staples Retailing - 0.20%
Ingles Markets, Inc., Class A	150	7,166
Village Super Market, Inc., Class A	100	3,169

		10,335

Food Products - 1.28%
Calavo Growers, Inc.	200	10,386
Cal-Maine Foods, Inc.	500	26,100
Fresh Del Monte Produce, Inc.	550	21,263
John B. Sanfilippo & Son, Inc.	100	5,190
Lifeway Foods, Inc.*	150	2,878

		65,817

Gas Utilities - 1.16%
Chesapeake Utilities Corp.	187	10,070
Laclede Group, Inc. (The)	450	23,427
New Jersey Resources Corp.	950	26,172

		59,669

Health Care Equipment & Supplies - 5.60%
Abaxis, Inc.	260	13,385
ABIOMED, Inc.*	425	27,935
Analogic Corp.	125	9,862
AtriCure, Inc.*	300	7,392
CryoLife, Inc.	300	3,384
Cutera, Inc.*	150	2,322
Cynosure, Inc., Class A*	250	9,645
Greatbatch, Inc.*	300	16,176
Hill-Rom Holdings, Inc.	600	32,598
Inogen, Inc.*	200	8,920
Integra LifeSciences Holdings Corp.*	350	23,580
Invacare Corp.	350	7,570
LDR Holding Corp.*	300	12,975
LeMaitre Vascular, Inc.	200	2,412
Masimo Corp.*	550	21,307
Merit Medical Systems, Inc.*	500	10,770
Natus Medical, Inc.*	350	14,896
NuVasive, Inc.*	550	26,059
NxStage Medical, Inc.*	650	9,285
RTI Surgical, Inc.*	650	4,199

45	Annual Report | June 30, 2015

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
SurModics, Inc.*	150	$ 3,513
Vascular Solutions, Inc.*	200	6,944
Zeltiq Aesthetics, Inc.*	400	11,788

		286,917

Health Care Providers & Services - 4.20%
Almost Family, Inc.*	100	3,991
Amedisys, Inc.*	350	13,906
AMN Healthcare Services, Inc.*	500	15,795
Amsurg Corp.*	550	38,473
Bio-Reference Laboratories, Inc.*	300	12,375
Cross Country Healthcare, Inc.*	350	4,438
Ensign Group, Inc. (The)	275	14,042
ExamWorks Group, Inc.*+	450	17,595
LHC Group, Inc.*	200	7,650
LifePoint Health, Inc.*	500	43,475
National Healthcare Corp.	140	9,099
Surgical Care Affiliates, Inc.*	450	17,271
U.S. Physical Therapy, Inc.	150	8,214
Universal American Corp.*	850	8,602

		214,926

Health Care Technology - 1.01%
Medidata Solutions, Inc.*	600	32,592
Merge Healthcare, Inc.*	1,000	4,800
Omnicell, Inc.*	380	14,330

		51,722

Hotels, Restaurants & Leisure - 5.03%
Carrols Restaurant Group, Inc.*	350	3,640
Churchill Downs, Inc.	200	25,010
ClubCorp Holdings, Inc.	700	16,716
Denny’s Corp.*	850	9,868
Diamond Resorts
International, Inc.*	775	24,451
Isle of Capri Casinos, Inc.*	450	8,168
Jack in the Box, Inc.	400	35,264
La Quinta Holdings, Inc.*	1,450	33,132
Marcus Corp. (The)	200	3,836
Marriott Vacations
Worldwide Corp.	350	32,112
Papa John’s International, Inc.	445	33,646
Ruth’s Hospitality Group, Inc.	350	5,642
Sonic Corp.	550	15,840
Speedway Motorsports, Inc.	450	10,192

		257,517

Industry Company	Shares	Value

Household Durables - 0.91%
Bassett Furniture Industries, Inc.	100	$ 2,841
Helen of Troy, Ltd.*	300	29,247
Hooker Furniture Corp.	100	2,511
Libbey, Inc.	225	9,299
ZAGG, Inc.*	350	2,772

		46,670

Household Products - 0.37%
Central Garden & Pet Co., Class A*	500	5,705
WD-40 Co.	150	13,074

		18,779

Insurance - 3.99%
AMERISAFE, Inc.	200	9,412
Atlas Financial Holdings, Inc.*	150	2,975
EMC Insurance Group, Inc.	225	5,641
FBL Financial Group, Inc., Class A	250	14,430
Heritage Insurance Holdings, Inc.*	350	8,046
Horace Mann Educators Corp.	450	16,371
Mercury General Corp.	600	33,390
Montpelier Re Holdings, Ltd.	500	19,750
RLI Corp.	450	23,126
Safety Insurance Group, Inc.	150	8,656
StanCorp Financial Group, Inc.	450	34,024
State Auto Financial Corp.	450	10,778
United Fire Group, Inc.	250	8,190
Universal Insurance Holdings, Inc.	400	9,680

		204,469

Internet & Catalog Retail - 0.37%
EVINE Live, Inc.*	600	1,614
Orbitz Worldwide, Inc.*+	1,200	13,704
PetMed Express, Inc.	200	3,454

		18,772

Internet Software & Services - 2.78%
Cimpress NV*	375	31,560
comScore, Inc.*	450	23,967
GTT Communications, Inc.*	400	9,548
Internap Corp.*	600	5,550
j2 Global, Inc.	550	37,367
LogMeIn, Inc.*	250	16,122
Stamps.com, Inc.*	200	14,714

www.bridgeway.com	46

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Internet Software & Services (continued)
Zix Corp.*	650	$ 3,360

		142,188

IT Services - 2.02%
Blackhawk Network Holdings, Inc.*	600	24,720
EPAM Systems, Inc.*	550	39,176
Hackett Group, Inc. (The)	300	4,029
Heartland Payment Systems, Inc.	400	21,620
Luxoft Holding, Inc.*	200	11,310
PFSweb, Inc.*	200	2,772

		103,627

Leisure Equipment & Products - 0.29%
Callaway Golf Co.	850	7,599
Nautilus, Inc.*	350	7,528

		15,127

Life Sciences Tools & Services - 0.43%
Affymetrix, Inc.*+	850	9,282
Fluidigm Corp.*	300	7,260
Harvard Bioscience, Inc.*	350	1,995
Sequenom, Inc.*+	1,200	3,648

		22,185

Machinery - 0.52%
Blue Bird Corp.*+	250	3,248
Hurco Companies, Inc.	75	2,596
John Bean Technologies Corp.	300	11,277
Kadant, Inc.	100	4,720
Miller Industries, Inc.+	100	1,995
Xerium Technologies, Inc.*	150	2,730

		26,566

Marine - 0.43%
Global Ship Lease, Inc., Class A*	500	2,895
Matson, Inc.	450	18,918

		21,813

Media - 0.58%
Hemisphere Media Group, Inc.*+	150	1,785
New Media Investment Group, Inc.	500	8,965
Reading International, Inc., Class A*+	250	3,462
Scholastic Corp.	350	15,446

		29,658

Industry Company	Shares	Value

Metals & Mining - 0.40%
Dominion Diamond Corp.	950	$13,310
Materion Corp.	200	7,050

		20,360

Multi-Utilities - 0.49%
NorthWestern Corp.+	515	25,106

Oil, Gas & Consumable Fuels - 0.87%
Nordic American Tankers, Ltd.+	900	12,807
ONE Gas, Inc.	550	23,408
Teekay Tankers, Ltd., Class A	1,250	8,263

		44,478

Paper & Forest Products - 0.73%
Boise Cascade Co.*	425	15,589
Mercer International, Inc.*	700	9,576
Neenah Paper, Inc.	205	12,087

		37,252

Personal Products - 0.39%
Revlon, Inc., Class A*	550	20,190

Pharmaceuticals - 1.61%
Assembly Biosciences, Inc.*	200	3,852
Cempra, Inc.*	500	17,180
Corcept Therapeutics, Inc.*	1,200	7,212
Heska Corp.*	50	1,484
Impax Laboratories, Inc.*	800	36,736
Phibro Animal Health Corp., Class A	200	7,788
Sucampo Pharmaceuticals, Inc., Class A*	500	8,215

		82,467

Professional Services - 1.42%
CRA International, Inc.*	100	2,787
Exponent, Inc.	250	11,195
FTI Consulting, Inc.*	450	18,558
Heidrick & Struggles International, Inc.	200	5,216
Insperity, Inc.	300	15,270
Resources Connection, Inc.	400	6,436
TrueBlue, Inc.*	450	13,455

		72,917

Real Estate Investment Trusts (REITs) - 7.33%
Alexander’s, Inc.	60	24,600
American Assets Trust, Inc.	500	19,605
Cedar Realty Trust, Inc.	850	5,440

47	Annual Report | June 30, 2015

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (continued)
CoreSite Realty Corp.	260	$ 11,814
CyrusOne, Inc.	600	17,670
DuPont Fabros Technology, Inc.	875	25,769
FelCor Lodging Trust, Inc.	1,550	15,314
Gramercy Property Trust, Inc.	637	14,887
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	350	7,018
Healthcare Trust of America, Inc., Class A	1,350	32,332
Hudson Pacific Properties, Inc.	950	26,952
LTC Properties, Inc.	375	15,600
Post Properties, Inc.	600	32,622
Preferred Apartment Communities, Inc., Class A	200	1,990
QTS Realty Trust, Inc., Class A	400	14,580
Retail Opportunity Investments Corp.	950	14,839
Rouse Properties, Inc.+	650	10,628
Sovran Self Storage, Inc.	395	34,329
Summit Hotel Properties, Inc.	950	12,360
Sun Communities, Inc.	600	37,098

		375,447

Real Estate Management & Development - 0.68%
Colliers International Group, Inc.	400	15,392
FirstService Corp.	400	11,108
FRP Holdings, Inc.*	100	3,243
RE/MAX Holdings, Inc., Class A	150	5,326

		35,069

Road & Rail - 0.19%
Covenant Transportation Group, Inc., Class A*	150	3,759
P.A.M. Transportation Services, Inc.*	100	5,805

		9,564

Semiconductors & Semiconductor Equipment - 3.30%
Ambarella, Inc.*+	350	35,942
Axcelis Technologies, Inc.*	1,250	3,700
Brooks Automation, Inc.	700	8,015
CEVA, Inc.*	200	3,886
DSP Group, Inc.*	200	2,066

Industry Company	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Inphi Corp.*	400	$ 9,144
Integrated Silicon Solution, Inc.	365	8,081
M/A-COM Technology Solutions Holdings, Inc.*	550	21,038
Mellanox Technologies, Ltd.*	500	24,295
MKS Instruments, Inc.	600	22,764
NVE Corp.+	50	3,920
Rudolph Technologies, Inc.*	350	4,204
Tessera Technologies, Inc.	575	21,838

		168,893

Software - 6.43%
ACI Worldwide, Inc.*	1,250	30,713
Blackbaud, Inc.	500	28,475
BroadSoft, Inc.*	300	10,371
Ellie Mae, Inc.*	300	20,937
Epiq Systems, Inc.	400	6,752
ePlus, Inc.*	100	7,665
Fair Isaac Corp.	325	29,504
Fleetmatics Group PLC*	400	18,732
Imperva, Inc.*	350	23,695
Infoblox, Inc.*	600	15,726
Monotype Imaging Holdings, Inc.	450	10,850
Progress Software Corp.*	550	15,125
Proofpoint, Inc.*	450	28,652
Qlik Technologies, Inc.*	1,000	34,960
Qualys, Inc.*	350	14,122
Synchronoss Technologies, Inc.*	450	20,578
VASCO Data Security International, Inc.*+	415	12,529

		329,386

Specialty Retail - 2.17%
America’s Car-Mart, Inc.*	100	4,932
Asbury Automotive Group, Inc.*	300	27,186
Children’s Place, Inc. (The)	250	16,352
Lithia Motors, Inc., Class A	250	28,290
MarineMax, Inc.*	300	7,053
Select Comfort Corp.*	550	16,538
TravelCenters of America LLC*	400	5,940
Winmark Corp.	50	4,925

		111,216

Textiles, Apparel & Luxury Goods - 1.31%
Cherokee, Inc.	100	2,818
Culp, Inc.	150	4,650

www.bridgeway.com	48

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
G-III Apparel Group, Ltd.*	510	$ 35,878
Superior Uniform Group, Inc.	100	1,654
Tumi Holdings, Inc.*	750	15,390
Unifi, Inc.*	200	6,700

		67,090

Thrifts & Mortgage Finance - 3.17%
Banc of California, Inc.	400	5,500
BankFinancial Corp.	250	2,945
Berkshire Hills Bancorp, Inc.	300	8,544
Brookline Bancorp, Inc.	700	7,903
Clifton Bancorp, Inc.	300	4,197
Essent Group, Ltd.*	1,000	27,350
First Defiance Financial Corp.	100	3,753
Flagstar Bancorp, Inc.*	600	11,088
Hingham Institution for Savings	20	2,302
HomeStreet, Inc.*	250	5,705
Impac Mortgage Holdings, Inc.*+	100	1,914
LendingTree, Inc.*	130	10,219
Meridian Bancorp, Inc.*	606	8,126
Meta Financial Group, Inc.	100	4,292
Radian Group, Inc.	2,100	39,396
Territorial Bancorp, Inc.	100	2,426
United Community Financial Corp.	550	2,942
Walker & Dunlop, Inc.*	350	9,359
Waterstone Financial, Inc.	350	4,620

		162,581

Trading Companies & Distributors - 0.40%
Aircastle, Ltd.	900	20,403

Water Utilities - 0.35%
American States Water Co.	400	14,956
York Water Co., (The)	150	3,129

		18,085

Wireless Telecommunication Services - 0.47%
RingCentral, Inc., Class A*+	600	11,094
Shenandoah Telecommunications Co.	250	8,558
Spok Holdings, Inc.	250	4,210

		23,862

TOTAL COMMON STOCKS - 99.96%		5,120,672

(Cost $4,683,935)

Industry Company		Shares	Value

EXCHANGE TRADED FUND - 0.25%
iShares Russell 2000 ETF+		100	$12,486

TOTAL EXCHANGE TRADED FUND - 0.25%			12,486

(Cost $12,380)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 6.00%
Dreyfus Cash Management Fund**	0.04%	307,286	307,286

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 6.00%			307,286

(Cost $307,286)

TOTAL INVESTMENTS - 106.21%			$5,440,444
(Cost $5,003,601)
Liabilities in Excess of Other Assets - (6.21%)			(317,891)

NET ASSETS - 100.00%			$5,122,553

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2015.
^	Rate disclosed as of June 30, 2015.
+	This security or a portion of the security is out on loan as of June 30, 2015. Total loaned securities had a value of $303,096 as of June 30, 2015.

LLC - Limited Liability Company

PLC - Public Limited Company

49	Annual Report | June 30, 2015

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 06/30/2015 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$5,120,672	$—	$—	$5,120,672
Exchange Traded Fund	12,486	—	—	12,486
Investments Purchased with Cash Proceeds from Securities Lending	—	307,286	—	307,286
TOTAL	$5,133,158	$307,286	$—	$5,440,444
See Notes to Financial Statements.

www.bridgeway.com	50

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2015

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2015, our Fund appreciated 3.67%, outperforming our primary market benchmark, the Russell 2000 Growth Index (+1.98%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+1.71%). It was a good quarter.

For the fiscal year, our Fund appreciated 13.41%, beating the Russell 2000 Growth Index (+12.34%), and the Lipper Small-Cap Growth Funds Index (+9.63%). It was a good year for the Fund, but we are still lagging in the longer five-year, 10-year, and inception-to-date periods.

The table below presents our June quarter, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2015

			Annualized

	Quarter	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	3.67%	13.41%	18.45%	5.89%	6.74%
Russell 2000 Growth Index	1.98%	12.34%	19.33%	9.86%	9.64%
Lipper Small-Cap Growth Funds Index	1.71%	9.63%	17.44%	8.30%	8.16%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2015, Small-Cap Growth Fund ranked 122nd of 544 small-cap growth funds for the 12 months ending June 30, 2015, 198th of 416 over the last five years, 289th of 300 over the last 10 years, and 228th of 250 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

51	Annual Report | June 30, 2015

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index

from Inception 10/31/03 to 6/30/15

Detailed Explanation of Quarterly Performance

Our Fund outperformed its primary benchmark for the quarter. Positioning toward smaller market cap stocks helped our Fund, as did our diversifying value metrics and momentum models. Holdings in the Consumer Discretionary and Consumer Staples sectors contributed nicely to our relative performance.

Detailed Explanation of Fiscal Year Performance

Our core company financial health models performed quite well relative to our primary index, while our diversifying value metrics and momentum models lagged the index.

Top Ten Holdings as of June 30, 2015

Rank	Description	Industry	% of Net Assets
1	Altisource Portfolio Solutions SA	Real Estate Management & Development	1.6%
2	Papa John’s International, Inc.	Hotels, Restaurants & Leisure	1.6%
3	Insys Therapeutics, Inc.	Biotechnology	1.6%
4	Cambrex Corp.	Life Sciences Tools & Services	1.6%
5	AMN Healthcare Services, Inc.	Health Care Providers & Services	1.6%
6	Kaiser Aluminum Corp.	Metals & Mining	1.6%
7	Texas Roadhouse, Inc.	Hotels, Restaurants & Leisure	1.5%
8	Universal Insurance Holdings, Inc.	Insurance	1.5%
9	Molina Healthcare, Inc.	Health Care Providers & Services	1.5%
10	Luxoft Holding, Inc.	IT Services	1.5%
	Total		15.6%

www.bridgeway.com	52

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2015

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	18.1%	18.3%	-0.2%
Consumer Staples	4.3%	3.3%	1.0%
Energy	2.1%	1.5%	0.6%
Financials	7.5%	7.1%	0.4%
Health Care	24.9%	27.5%	-2.6%
Industrials	14.0%	13.2%	0.8%
Information Technology	21.8%	23.9%	-2.1%
Materials	4.2%	4.2%	0.0%
Telecommunication Services	1.1%	0.8%	0.3%
Utilities	0.0%	0.1%	-0.1%
Cash & Other Assets	2.0%	0.0%	2.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

53	Annual Report | June 30, 2015

Small-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
COMMON STOCKS - 98.15%
Air Freight & Logistics - 0.30%
Park-Ohio Holdings Corp.	2,300	$ 111,458

Airlines - 1.47%
Hawaiian Holdings, Inc.*	22,800	541,500

Auto Components - 3.68%
Drew Industries, Inc.	7,700	446,754
Tenneco, Inc.*	9,200	528,448
Tower International, Inc.*	14,600	380,330

		1,355,532

Biotechnology - 4.83%
CTI BioPharma Corp.*+	73,500	143,325
Dynavax Technologies Corp.*	7,870	184,355
Insys Therapeutics, Inc.*+	16,200	581,904
MiMedx Group, Inc.*+	36,000	417,240
PDL BioPharma, Inc.+	69,900	449,457

		1,776,281

Building Products - 0.69%
NCI Building Systems, Inc.*	16,900	254,683

Communications Equipment - 1.47%
InterDigital, Inc.	9,500	540,455

Computers & Peripherals - 2.31%
Dot Hill Systems Corp.*	78,100	477,972
Quantum Corp.*	220,800	370,944

		848,916

Containers & Packaging - 1.24%
Graphic Packaging Holding Co.	32,800	456,904

Diversified Consumer Services - 1.51%
Grand Canyon Education, Inc.*	10,100	428,240
K12, Inc.*	10,000	126,500

		554,740

Diversified Financial Services - 1.44%
MarketAxess Holdings, Inc.	5,700	528,789

Diversified Telecommunication Services - 1.06%
Inteliquent, Inc.	21,300	391,920

Electronic Equipment, Instruments & Components - 1.10%
Methode Electronics, Inc.	11,800	323,910
MTS Systems Corp.	1,200	82,740

		406,650

Food Products - 2.84%
Cal-Maine Foods, Inc.	9,800	511,560

Industry Company	Shares	Value

Food Products (continued)
Fresh Del Monte Produce, Inc.	13,800	$ 533,508

		1,045,068

Health Care Equipment & Supplies - 5.90%
ABIOMED, Inc.*	8,100	532,413
LDR Holding Corp.*	2,300	99,475
Masimo Corp.*	13,800	534,612
Thoratec Corp.*	12,300	548,211
Vascular Solutions, Inc.*	3,300	114,576
Zeltiq Aesthetics, Inc.*	11,600	341,852

		2,171,139

Health Care Providers & Services - 10.46%
Air Methods Corp.*+	12,400	512,616
AMN Healthcare Services, Inc.*	18,300	578,097
Chemed Corp.	4,100	537,510
Five Star Quality Care, Inc.*	43,600	209,280
Genesis Healthcare, Inc.*	19,200	126,720
HealthSouth Corp.	5,700	262,542
Molina Healthcare, Inc.*	7,900	555,370
RadNet, Inc.*	82,400	551,256
Triple-S Management Corp., Class B*	20,100	515,766

		3,849,157

Hotels, Restaurants & Leisure - 5.49%
Fiesta Restaurant Group, Inc.*	6,800	340,000
Papa John’s International, Inc.	7,700	582,197
Red Robin Gourmet Burgers, Inc.*	6,200	532,084
Texas Roadhouse, Inc.	15,100	565,193

		2,019,474

Insurance - 1.51%
Universal Insurance Holdings, Inc.	23,000	556,600

Internet & Catalog Retail - 1.34%
1-800-Flowers.com, Inc., Class A*	47,000	491,620

Internet Software & Services - 4.20%
Cimpress NV*+	6,100	513,376
Constant Contact, Inc.*	9,400	270,344
EarthLink Holdings Corp.	10,700	80,143
Envestnet, Inc.*	2,300	92,989
Marchex, Inc., Class B	26,500	131,175

www.bridgeway.com	54

Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Internet Software & Services (continued)
RetailMeNot, Inc.*	25,700	$ 458,231

		1,546,258

IT Services - 5.30%
Hackett Group, Inc. (The)	10,602	142,385
Lionbridge Technologies, Inc.*	45,300	279,501
Luxoft Holding, Inc.*	9,800	554,190
MAXIMUS, Inc.	8,400	552,132
Science Applications International Corp.	8,000	422,800

		1,951,008

Leisure Equipment & Products - 0.91%
Smith & Wesson Holding Corp.*+	20,200	335,118

Life Sciences Tools & Services - 2.97%
Cambrex Corp.*	13,200	580,008
PAREXEL International Corp.*	8,000	514,480

		1,094,488

Machinery - 4.52%
Greenbrier Companies., Inc. (The)	8,600	402,910
John Bean Technologies Corp.	14,600	548,814
Wabash National Corp.*	15,300	191,862
Xerium Technologies, Inc.*	28,600	520,520

		1,664,106

Metals & Mining - 3.65%
Commercial Metals Co.	32,500	522,600
Kaiser Aluminum Corp.	6,900	573,252
U.S. Silica Holdings, Inc.+	8,400	246,624

		1,342,476

Oil, Gas & Consumable Fuels - 1.43%
Western Refining, Inc.	12,100	527,802

Personal Products - 1.49%
USANA Health Sciences, Inc.*+	4,000	546,640

Pharmaceuticals - 0.78%
Lannett Co., Inc.*+	4,800	285,312

Professional Services - 2.95%
Barrett Business Services, Inc.+	15,100	548,432
TrueBlue, Inc.*	18,000	538,200

		1,086,632

Industry Company	Shares	Value

Real Estate Investment Trusts (REITs) - 0.39%
Saul Centers, Inc.+	2,900	$ 142,651

Real Estate Management & Development - 1.61%
Altisource Portfolio Solutions SA*+	19,200	591,168

Road & Rail - 2.65%
Knight Transportation, Inc.	13,700	366,338
P.A.M. Transportation Services, Inc.*	4,402	255,536
Saia, Inc.*	8,950	351,645

		973,519

Semiconductors & Semiconductor Equipment - 1.44%
Cascade Microtech, Inc.*	34,800	529,830

Software - 6.00%
ACI Worldwide, Inc.*	4,300	105,651
Aspen Technology, Inc.*	4,700	214,085
ePlus, Inc.*	5,500	421,575
Fair Isaac Corp.	6,100	553,758
Manhattan Associates, Inc.*	9,200	548,780
Pegasystems, Inc.	5,200	119,028
Take-Two Interactive Software, Inc.*	8,900	245,373

		2,208,250

Specialty Retail - 3.75%
Lithia Motors, Inc., Class A	4,700	531,852
Outerwall, Inc.+	3,900	296,829
Pier 1 Imports, Inc.+	4,200	53,046
Select Comfort Corp.*	16,600	499,162

		1,380,889

Textiles, Apparel & Luxury Goods - 1.43%
G-III Apparel Group, Ltd.*	7,500	527,625

Thrifts & Mortgage Finance - 2.56%
BofI Holding, Inc.*	5,200	549,692
Meridian Bancorp, Inc.*	29,200	391,572

		941,264

Trading Companies & Distributors - 1.48%
Watsco, Inc.	4,400	544,456

TOTAL COMMON STOCKS - 98.15%		36,120,378

(Cost $30,374,590)

55	Annual Report | June 30, 2015

Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

	Rate^	Shares	Value
MONEY MARKET FUND - 0.53%
Dreyfus Cash Management Fund	0.04%	195,266	$195,266

TOTAL MONEY MARKET FUND - 0.53%			195,266

(Cost $195,266)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 14.74%
Dreyfus Cash Management Fund**	0.04%	5,424,205	5,424,205

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 14.74%			5,424,205

(Cost $5,424,205)

TOTAL INVESTMENTS - 113.42%			$41,739,849
(Cost $35,994,061)
Liabilities in Excess of Other Assets - (13.42%)			(4,938,554)

NET ASSETS - 100.00%			$36,801,295

* Non-income producing security.
** This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2015.
^ Rate disclosed as of June 30, 2015.
+ This security or a portion of the security is out on loan as of June 30, 2015. Total loaned securities had a value of $5,333,433 as of June 30, 2015.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$36,120,378	$—	$—	$36,120,378
Money Market Fund	—	195,266	—	195,266
Investments Purchased with Cash Proceeds from Securities Lending	—	5,424,205	—	5,424,205

TOTAL	$36,120,378	$5,619,471	$—	$41,739,849

See Notes to Financial Statements.

www.bridgeway.com	56

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2015

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2015, our Fund declined 1.02%, outperforming our primary market benchmark, the Russell 2000 Value Index (-1.20%), but underperforming our peer benchmark, the Lipper Small-Cap Value Funds Index (-0.46%). This was a mixed quarter on a relative basis.

For the fiscal year, our Fund declined 2.10%, trailing both of our benchmarks. We are leading our primary market benchmark and peer benchmark in the longer five-year period, but we are still lagging our primary and peer benchmarks in the 10-year and inception-to-date periods.

The table below presents our June quarter, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2015

			Annualized

	Quarter	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Value Fund	-1.02%	-2.10%	15.60%	6.48%	7.78%
Russell 2000 Value Index	-1.20%	0.78%	14.81%	6.87%	8.46%
Lipper Small-Cap Value Funds Index	-0.46%	-0.22%	14.64%	7.55%	9.02%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2015, Small-Cap Value Fund ranked 249th of 312 small-cap value funds for the 12 months ending June 30, 2015, 94th of 217 over the last five years, 120th of 150 over the last 10 years, and 95th of 111 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

57	Annual Report | June 30, 2015

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index

from Inception 10/31/03 to 6/30/15

Detailed Explanation of Quarterly Performance

The Fund’s exposure to smaller market cap stocks and investment in deeper value stocks across multiple value metrics worked well this quarter, adding to relative performance versus our benchmark. Our company financial health models also performed well, while our overall value metrics and momentum models lagged. The Consumer Discretionary sector had the best relative performance.

Detailed Explanation of Fiscal Year Performance

The Fund’s exposure to deeper value and more volatile stocks contributed to the Fund’s underperformance for the fiscal year. Our company financial health models significantly lagged the primary benchmark performance, while our diversifying momentum models did well versus the benchmark. Our Energy sector holdings were hit hard during the year and detracted the most from our Fund’s absolute return. Overweighting in the Energy sector during a portion of the year and holdings in the Energy and Health Care sectors hurt the Fund’s relative performance.

Top Ten Holdings as of June 30, 2015

Rank	Description	Industry	% of Net Assets
1	Skechers U.S.A., Inc., Class A	Textiles, Apparel & Luxury Goods	2.7%
2	JetBlue Airways Corp.	Airlines	1.9%
3	Magellan Health, Inc.	Health Care Providers & Services	1.7%
4	Sanmina Corp.	Electronic Equipment, Instruments & Components	1.6%
5	Isle of Capri Casinos, Inc.	Hotels, Restaurants & Leisure	1.6%
6	Symetra Financial Corp.	Insurance	1.5%
7	Maiden Holdings, Ltd.	Insurance	1.5%
8	Multi-Color Corp.	Commercial Services & Supplies	1.4%
9	TTM Technologies, Inc.	Electronic Equipment, Instruments & Components	1.4%
10	EarthLink Holdings Corp.	Internet Software & Services	1.3%
	Total		16.6%

www.bridgeway.com	58

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2015

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	17.5%	10.8%	6.7%
Consumer Staples	2.6%	3.0%	-0.4%
Energy	5.6%	6.3%	-0.7%
Financials	32.7%	41.7%	-9.0%
Health Care	6.8%	4.2%	2.6%
Industrials	18.6%	12.4%	6.2%
Information Technology	9.1%	10.3%	-1.2%
Materials	4.0%	3.9%	0.1%
Telecommunication Services	0.6%	0.9%	-0.3%
Utilities	3.5%	6.5%	-3.0%
Cash & Other Assets	-1.0%	0.0%	-1.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

59	Annual Report | June 30, 2015

Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
COMMON STOCKS - 101.01%
Air Freight & Logistics - 2.48%
Atlas Air Worldwide Holdings, Inc.*	16,200	$ 890,352
XPO Logistics, Inc.*+	20,500	926,190

		1,816,542

Airlines - 4.66%
Hawaiian Holdings, Inc.*	41,100	976,125
JetBlue Airways Corp.*	67,400	1,399,224
Republic Airways Holdings, Inc.*	60,900	559,062
SkyWest, Inc.	31,700	476,768

		3,411,179

Auto Components - 0.92%
Strattec Security Corp.	9,800	673,260

Biotechnology - 0.83%
PDL BioPharma, Inc.+	94,400	606,992

Building Products - 1.07%
Advanced Drainage Systems, Inc.	26,700	783,111

Capital Markets - 2.12%
Calamos Asset Management, Inc., Class A	56,500	692,125
INTL FCStone, Inc.*	25,800	857,592

		1,549,717

Commercial Banks - 6.13%
First BanCorp.*	118,000	568,760
FNB Corp.	53,100	760,392
Independent Bank Corp., MA	17,200	806,508
Talmer Bancorp, Inc., Class A	54,900	919,575
Valley National Bancorp	58,000	597,980
Wilshire Bancorp, Inc.	66,100	834,843

		4,488,058

Commercial Services & Supplies - 3.13%
ABM Industries, Inc.	18,500	608,095
ACCO Brands Corp.*	85,600	665,112
Multi-Color Corp.	15,900	1,015,692

		2,288,899

Consumer Finance - 1.70%
Cash America International, Inc.	22,200	581,418
Nelnet, Inc., Class A	15,400	666,974

		1,248,392

Industry Company	Shares	Value

Containers & Packaging - 0.95%
Graphic Packaging Holding Co.	50,100	$ 697,893

Distributors - 1.30%
Core-Mark Holding Co., Inc.	16,100	953,925

Diversified Consumer Services - 1.09%
Matthews International Corp., Class A	15,000	797,100

Diversified Financial Services - 1.50%
Enova International, Inc.*	20,313	379,447
Ladder Capital Corp.	41,500	720,025

		1,099,472

Diversified Telecommunication Services - 0.59%
Intelsat SA*+	43,200	428,544

Electric Utilities - 0.62%
Empire District Electric Co. (The)+	21,000	457,800

Electrical Equipment - 1.09%
General Cable Corp.	40,600	801,038

Electronic Equipment, Instruments & Components - 3.00%
Sanmina Corp.*	58,700	1,183,392
TTM Technologies, Inc.*	101,500	1,013,985

		2,197,377

Food & Staples Retailing - 1.12%
Ingles Markets, Inc., Class A	17,100	816,867

Food Products - 1.48%
Cal-Maine Foods, Inc.	10,300	537,660
Sanderson Farms, Inc.+	7,300	548,668

		1,086,328

Gas Utilities - 0.87%
Chesapeake Utilities Corp.	11,900	640,815

Health Care Providers & Services - 5.98%
AMN Healthcare Services, Inc.*	23,600	745,524
Bio-Reference Laboratories, Inc.*+	23,500	969,375
Magellan Health, Inc.*	18,200	1,275,274
Owens & Minor, Inc.	23,500	799,000
RadNet, Inc.*	88,500	592,065

		4,381,238

Hotels, Restaurants & Leisure - 5.98%
BJ’s Restaurants, Inc.*	15,000	726,750

www.bridgeway.com	60

Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Cracker Barrel Old Country Store, Inc.+	5,400	$ 805,464
Isle of Capri Casinos, Inc.*	62,700	1,138,005
Marriott Vacations Worldwide Corp.	8,800	807,400
Penn National Gaming, Inc.*	49,100	900,985

		4,378,604
Insurance - 9.31%
American Equity Investment Life Holding Co.	28,600	771,628
AmTrust Financial Services, Inc.+	13,600	890,936
Fidelity & Guaranty Life	34,000	803,420
Maiden Holdings, Ltd.	67,500	1,065,150
Navigators Group, Inc. (The)*	6,700	519,652
OneBeacon Insurance Group, Ltd., Class A	60,220	873,792
Selective Insurance Group, Inc.	27,500	771,375
Symetra Financial Corp.	46,500	1,123,905

		6,819,858
Internet & Catalog Retail - 1.72%
1-800-Flowers.com, Inc., Class A*	78,900	825,294
Lands’ End, Inc.*+	17,600	437,008

		1,262,302
Internet Software & Services - 1.35%
EarthLink Holdings Corp.	132,000	988,680

IT Services - 2.27%
Convergys Corp.+	31,700	808,033
Unisys Corp.*	42,900	857,571

		1,665,604
Machinery - 4.08%
Global Brass & Copper Holdings, Inc.	38,200	649,782
Greenbrier Companies., Inc. (The)	11,700	548,145
Lydall, Inc.*	31,000	916,360
Meritor, Inc.*	66,400	871,168

		2,985,455
Marine - 1.31%
Matson, Inc.	22,800	958,512

Metals & Mining - 1.97%
Century Aluminum Co.*	69,600	725,928

Industry Company	Shares	Value

Metals & Mining (continued)
Kaiser Aluminum Corp.	8,600	$ 714,488

		1,440,416

Multi-Utilities - 0.96%
Black Hills Corp.	16,100	702,765

Oil, Gas & Consumable Fuels - 5.55%
Alon USA Energy, Inc.	48,600	918,540
Energy XXI, Ltd.+	31,100	81,793
Green Plains, Inc.	23,500	647,425
Pacific Ethanol, Inc.*+	36,800	379,776
Renewable Energy Group, Inc.*	77,000	890,120
Ship Finance International, Ltd.+	44,900	732,768
Stone Energy Corp.*	32,966	415,042

		4,065,464

Paper & Forest Products - 1.10%
Neenah Paper, Inc.	13,700	807,752

Real Estate Investment Trusts (REITs) - 10.23%
Chambers Street Properties	103,000	818,850
Education Realty Trust, Inc.	26,233	822,667
EPR Properties	15,700	860,046
FelCor Lodging Trust, Inc.	81,000	800,280
Geo Group, Inc. (The)	17,400	594,384
Government Properties Income Trust+	34,300	636,265
Hudson Pacific Properties, Inc.	32,300	916,351
Inland Real Estate Corp.	75,500	711,210
Ramco-Gershenson Properties Trust	45,400	740,928
Summit Hotel Properties, Inc.	45,400	590,654

		7,491,635

Semiconductors & Semiconductor Equipment - 1.21%
Amkor Technology, Inc.*	148,000	885,040

Software - 1.26%
Mentor Graphics Corp.	35,000	925,050

Specialty Retail - 2.82%
Build-A-Bear Workshop, Inc.*	29,750	475,702
Outerwall, Inc.+	12,600	958,986
Stage Stores, Inc.	35,800	627,574

		2,062,262

61	Annual Report | June 30, 2015

Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods - 3.71%
Perry Ellis International, Inc.*	29,800	$708,346
Skechers U.S.A., Inc., Class A*	18,300	2,009,157

		2,717,503
Thrifts & Mortgage Finance - 1.73%
Capitol Federal Financial, Inc.	71,900	865,676
Clifton Bancorp, Inc.	28,900	404,311

		1,269,987
Trading Companies & Distributors - 0.79%
Rush Enterprises, Inc., Class A*	22,100	579,241

Water Utilities - 1.03%
California Water Service Group	33,000	754,050

TOTAL COMMON STOCKS - 101.01%		73,984,727

(Cost $71,094,094)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 11.10%
Dreyfus Cash Management Fund**	0.04%	8,128,231	8,128,231

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 11.10%			8,128,231

(Cost $8,128,231)

Total Investments - 112.11%			$82,112,958
(Cost $79,222,325)
Liabilities in Excess of Other Assets - (12.11%)			(8,871,720)

NET ASSETS - 100.00%			$73,241,238

* Non-income producing security.
** This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2015.
^ Rate disclosed as of June 30, 2015.
+ This security or a portion of the security is out on loan as of June 30, 2015. Total loaned securities had a value of $8,060,854 as of June 30, 2015.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$73,984,727	$—	$—	$73,984,727
Investments Purchased with Cash Proceeds from Securities Lending	—	8,128,231	—	8,128,231

TOTAL	$73,984,727	$8,128,231	$—	$82,112,958

See Notes to Financial Statements

www.bridgeway.com	62

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2015

Dear Fellow Large-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2015, our Fund declined 0.84%, underperforming our primary market benchmark, the Russell 1000 Growth Index (+0.12%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+0.94%). It was a poor quarter.

For the fiscal year, our Fund was up 16.19%, beating our primary market benchmark, the Russell 1000 Growth Index (+10.56%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+10.56%). It was a good year for the Fund on an absolute and relative basis. We are now leading our benchmarks in the five-year period but, we are slightly lagging our primary benchmark in the longer 10-year and inception-to-date periods.

The table below presents our June quarter, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2015

			Annualized

	Quarter	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Large-Cap Growth Fund	-0.84%	16.19%	19.32%	8.60%	8.21%
Russell 1000 Growth Index	0.12%	10.56%	18.59%	9.10%	8.57%
Lipper Large-Cap Growth Funds Index	0.94%	10.56%	17.23%	7.97%	7.68%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index that consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2015, Large-Cap Growth Fund ranked 21st of 566 multi-cap growth funds for the 12 months ending June 30, 2015, 58th of 409 over the last five years, 142nd of 276 over the last 10 years, and 151st of 251 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

63	Annual Report | June 30, 2015

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index

from Inception 10/31/03 to 6/30/15

Detailed Explanation of Quarterly Performance

Stocks at the very largest end of the size spectrum performed the best within the large-cap universe for the quarter. The Fund’s non-market-cap weighted design, which gives us more exposure to smaller companies within the large-cap universe of stocks, hurt relative returns versus the Russell 1000 Growth Index. With respect to our models, our company financial health models performance was mixed, our diversifying value metrics models generally lagged for the quarter, while our diversifying momentum models performed well.

Detailed Explanation of Fiscal Year Performance

The Fund outperformed its primary benchmark, the Russell 1000 Growth Index, for the fiscal year. Although the Fund’s non-market-cap weighted design hurt relative returns, performance was boosted by strong performance by our company financial health and diversifying momentum models. Strong stock selection in the Health Care, Industrials and Information Technology sectors also contributed to the Fund’s outperformance.

Top Ten Holdings as of June 30, 2015

Rank	Description	Industry	% of Net Assets
1	HCA Holdings, Inc.	Health Care Providers & Services	2.3%
2	Aetna, Inc.	Health Care Providers & Services	2.2%
3	Foot Locker, Inc.	Specialty Retail	2.1%
4	Kroger Co. (The)	Food & Staples Retailing	2.0%
5	Tesoro Corp.	Oil, Gas & Consumable Fuels	1.8%
6	Apple, Inc.	Computers & Peripherals	1.7%
7	Lear Corp.	Auto Components	1.7%
8	Under Armour, Inc., Class A	Textiles, Apparel & Luxury Goods	1.4%
9	United Continental Holdings, Inc.	Airlines	1.3%
10	BioMarin Pharmaceutical, Inc.	Biotechnology	1.3%
	Total		17.8%

www.bridgeway.com	64

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2015

	% of Net Assets	% of Russell 1000 Growth Index	Difference
Consumer Discretionary	19.4%	21.0%	-1.6%
Consumer Staples	9.6%	10.5%	-0.9%
Energy	5.5%	1.0%	4.5%
Financials	8.6%	5.2%	3.4%
Health Care	16.8%	18.3%	-1.5%
Industrials	10.9%	11.1%	-0.2%
Information Technology	23.6%	27.1%	-3.5%
Materials	4.1%	3.9%	0.2%
Telecommunication Services	0.5%	1.8%	-1.3%
Utilities	0.0%	0.0%	0.0%
Cash & Other Assets	1.1%	0.0%	1.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

65	Annual Report | June 30, 2015

Large-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
COMMON STOCKS - 98.66%
Aerospace & Defense - 3.03%
Honeywell International, Inc.	13,400	$1,366,398
Huntington Ingalls Industries, Inc.	15,100	1,700,109
Lockheed Martin Corp.	9,000	1,673,100

		4,739,607

Airlines - 4.12%
Alaska Air Group, Inc.	22,900	1,475,447
Delta Air Lines, Inc.	38,900	1,598,012
Southwest Airlines Co.	39,700	1,313,673
United Continental Holdings, Inc.*	38,800	2,056,788

		6,443,920

Auto Components - 1.68%
Lear Corp.	23,500	2,638,110

Beverages - 2.47%
Constellation Brands, Inc., Class A	6,700	777,334
Monster Beverage Corp.*	15,000	2,010,300
PepsiCo, Inc.	11,600	1,082,744

		3,870,378

Biotechnology - 5.89%
Amgen, Inc.	3,800	583,376
BioMarin Pharmaceutical, Inc.*	14,900	2,038,022
Gilead Sciences, Inc.	15,500	1,814,740
Incyte Corp. Ltd*	11,300	1,177,573
Regeneron Pharmaceuticals, Inc.*	3,700	1,887,481
United Therapeutics Corp.*	9,900	1,722,105

		9,223,297

Chemicals - 4.12%
Airgas, Inc.	9,400	994,332
Celanese Corp., Class A	10,500	754,740
Dow Chemical Co. (The)	18,500	946,645
LyondellBasell Industries NV, Class A	15,100	1,563,152
Praxair, Inc.	6,400	765,120
Sherwin-Williams Co. (The)	5,200	1,430,104

		6,454,093

Commercial Services & Supplies - 1.86%
Cintas Corp.	15,400	1,302,686
Waste Management, Inc.	34,700	1,608,345

		2,911,031

Communications Equipment - 0.39%
F5 Networks, Inc.*	5,100	613,785

Industry Company	Shares	Value

Computers & Peripherals - 1.74%
Apple, Inc.	21,700	$ 2,721,723

Consumer Finance - 3.90%
Ally Financial, Inc.*	70,900	1,590,287
Navient Corp.	75,100	1,367,571
Santander Consumer USA Holdings, Inc.*	62,400	1,595,568
Synchrony Financial*	47,000	1,547,710

		6,101,136

Diversified Financial Services - 0.70%
Voya Financial, Inc.	23,600	1,096,692

Diversified Telecommunication Services - 0.53%
Verizon Communications, Inc.	17,900	834,319

Electronic Equipment, Instruments & Components - 1.07%
Amphenol Corp., Class A	28,800	1,669,536

Energy Equipment & Services - 0.59%
Halliburton Co.	21,300	917,391

Food & Staples Retailing - 6.48%
Costco Wholesale Corp.	11,500	1,553,190
CVS Health Corp.	15,400	1,615,152
Kroger Co. (The)	43,100	3,125,181
Rite Aid Corp.*	208,500	1,740,975
Sysco Corp.	35,500	1,281,550
Walgreens Boots Alliance, Inc.	9,700	819,068

		10,135,116

Food Products - 0.62%
Pilgrim’s Pride Corp.+	42,000	964,740

Gas Utilities - 0.22%
ONEOK, Inc.	8,700	343,476

Health Care Equipment & Supplies - 0.45%
C.R. Bard, Inc.	4,100	699,870

Health Care Providers & Services - 8.66%
Aetna, Inc.	27,500	3,505,150
Cardinal Health, Inc.	19,100	1,597,715
Centene Corp.*	24,400	1,961,760
Cigna Corp.	10,500	1,701,000
Envision Healthcare Holdings, Inc.*	31,300	1,235,724
HCA Holdings, Inc.*	39,100	3,547,152

		13,548,501

Hotels, Restaurants & Leisure - 1.64%
Chipotle Mexican Grill, Inc.*	1,000	604,990

www.bridgeway.com	66

Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Hilton Worldwide Holdings, Inc.*	48,000	$1,322,400
Marriott International, Inc., Class A	8,700	647,193

		2,574,583

Household Durables - 0.87%
Jarden Corp.*	26,300	1,361,025

Insurance - 3.53%
Arch Capital Group, Ltd.*	25,200	1,687,392
Marsh & McLennan Cos., Inc.	14,400	816,480
Reinsurance Group of America, Inc.	18,400	1,745,608
Travelers Cos., Inc. (The)	13,200	1,275,912

		5,525,392

Internet & Catalog Retail - 0.37%
Priceline Group, Inc. (The)*	500	575,685

Internet Software & Services - 2.94%
Facebook, Inc., Class A*	22,000	1,886,830
Google, Inc., Class C*	3,300	1,717,683
Rackspace Hosting, Inc.*	26,700	992,973

		4,597,486

IT Services - 5.67%
Accenture PLC, Class A	7,100	687,138
Automatic Data Processing, Inc.	7,000	561,610
Broadridge Financial Solutions, Inc.	32,300	1,615,323
Cognizant Technology Solutions Corp., Class A*	11,800	720,862
Fidelity National Information Services, Inc.	24,000	1,483,200
Fiserv, Inc.*	18,600	1,540,638
Paychex, Inc.	33,600	1,575,168
Visa, Inc., Class A	10,400	698,360

		8,882,299

Leisure Equipment & Products - 0.42%
Polaris Industries, Inc.	4,400	651,684

Life Sciences Tools & Services - 0.77%
Illumina, Inc.*	5,500	1,200,980

Media - 1.83%
Comcast Corp., Class A	15,800	950,212
FactSet Research Systems, Inc.	11,800	1,917,618

		2,867,830

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels - 4.67%
Chesapeake Energy Corp.+	104,500	$1,167,265
Marathon Petroleum Corp.	33,400	1,747,154
Tesoro Corp.	33,000	2,785,530
Valero Energy Corp.	25,600	1,602,560

		7,302,509

Pharmaceuticals - 0.97%
Allergan PLC*	5,000	1,517,300

Professional Services - 0.74%
Robert Half International, Inc.	20,800	1,154,400

Real Estate Investment Trusts (REITs) - 0.41%
Federal Realty Investment Trust	5,000	640,450

Road & Rail - 1.10%
Avis Budget Group, Inc.*	10,000	440,800
Union Pacific Corp.	13,400	1,277,958

		1,718,758

Semiconductors & Semiconductor Equipment - 5.17%
Avago Technologies Ltd.	13,100	1,741,383
Freescale Semiconductor Ltd.*	28,200	1,127,154
Intel Corp.	17,200	523,138
Microchip Technology, Inc.+	11,800	559,615
Micron Technology, Inc.*	40,500	763,020
QUALCOMM, Inc.	24,400	1,528,172
Skyworks Solutions, Inc.	17,700	1,842,570

		8,085,052

Software - 6.43%
Electronic Arts, Inc.*	21,200	1,409,800
Fortinet, Inc.*	39,700	1,640,801
Intuit, Inc.	7,200	725,544
Microsoft Corp.	28,000	1,236,200
Oracle Corp.	14,700	592,410
Red Hat, Inc.*	25,400	1,928,622
salesforce.com, inc.*	10,300	717,189
ServiceNow, Inc.*	24,500	1,820,595

		10,071,161

Specialty Retail - 11.26%
Best Buy Co., Inc.	47,600	1,552,236
CarMax, Inc.*	26,900	1,781,049
Foot Locker, Inc.	49,300	3,303,593
Home Depot, Inc. (The)	13,600	1,511,368
L Brands, Inc.	17,200	1,474,556
Lowe’s Companies, Inc.	28,100	1,881,857
O’Reilly Automotive, Inc.*	8,800	1,988,624

67	Annual Report | June 30, 2015

Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company		Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Ross Stores, Inc.		21,600	$1,049,976
Ulta Salon Cosmetics & Fragrance, Inc.*		13,000	2,007,850
Williams-Sonoma, Inc.		13,100	1,077,737

			17,628,846

Textiles, Apparel & Luxury Goods - 1.35%
Under Armour, Inc., Class A*+		25,300	2,111,032

TOTAL COMMON STOCKS - 98.66%			154,393,193

(Cost $139,336,461)

	Rate^	Shares	Value

MONEY MARKET FUND - 2.17%
Dreyfus Cash Management Fund	0.04%	3,392,947	3,392,947

TOTAL MONEY MARKET FUND - 2.17%			3,392,947

(Cost $3,392,947)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.14%
Dreyfus Cash Management Fund**	0.04%	4,920,115	4,920,115

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.14%			4,920,115

(Cost $4,920,115)

TOTAL INVESTMENTS - 103.97%			$162,706,255
(Cost $147,649,523)
Liabilities in Excess of Other Assets - (3.97%)			(6,212,950)

NET ASSETS - 100.00%			$156,493,305

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2015.
^	Rate disclosed as of June 30, 2015.
+	This security or a portion of the security is out on loan as of June 30, 2015. Total loaned securities had a value of $4,802,652 as of June 30, 2015.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$154,393,193	$—	$—	$154,393,193
Money Market Fund	—	3,392,947	—	3,392,947
Investments Purchased with Cash Proceeds from Securities Lending	—	4,920,115	—	4,920,115

TOTAL	$154,393,193	$8,313,062	$—	$162,706,255

See Notes to Financial Statements.

www.bridgeway.com	68

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2015

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the quarter ended June 30, 2015, our Fund appreciated 1.11%, outperforming our primary market benchmark, the S&P 500 Index (+0.28%), and our peer benchmark, the Lipper Large-Cap Core Funds Index (-0.07%), but trailing the Russell Top

50 Mega Cap Index (+1.47%). It was a good quarter on a relative basis.

For the fiscal year, our Fund was up 5.77%, trailing our primary benchmark, the S&P 500 Index (+7.42%), and the Russell Top 50 Mega Cap Index (+7.37%). Our Fund beat our peer benchmark, the Lipper Large-Cap Core Funds Index (+5.25%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2015

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	1.11%	5.77%	16.28%	7.72%	3.81%	6.55%
S&P 500 Index	0.28%	7.42%	17.34%	7.89%	4.36%	6.34%
Russell Top 50 Mega Cap Index	1.47%	7.37%	16.19%	6.99%	2.21%	5.07%
Lipper Large-Cap Core Funds Index	-0.07%	5.25%	15.82%	7.20%	3.49%	5.54%
Bridgeway Ultra-Large 35 Index	1.22%	5.96%	16.50%	7.95%	4.10%	6.73%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index comprising very large, “blue chip” U.S. stocks, excluding tobacco companies; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2015, Blue Chip 35 Index Fund ranked 484th of 845 large-cap core funds for the 12 months ending June 30, 2015, 300th of 690 over the last five years, 153rd of 492 over the last 10 years, and 47th of 175 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

69	Annual Report | June 30, 2015

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Blue Chip 35 Index Fund vs. S&P 500 Index, Russell Top 50 Mega Cap Index, Bridgeway Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index from Inception 7/31/97 to 6/30/15

Quarterly and Fiscal Year Performance by Company Size:

As demonstrated in the table below, ultra-large stocks (decile 1), the substance of our Fund, performed better than other large-cap stocks for the quarter. This provided a considerable advantage over the S&P 500 Index, which includes smaller sized large-cap stocks.

Momentum was a strong factor for the fiscal year, which hurt our Fund’s performance relative to its market-cap weighted benchmark. By design, the Fund is “roughly equally weighted.” In order to achieve a roughly equal weighting, additional weight is given to the stocks with the greatest decline in price. By contrast, a market-cap weighted index gives more weight to stocks that have appreciated the most in price (i.e., experienced positive momentum). Thus, the market-cap weighted S&P 500 Index had an advantage in this fiscal year’s market environment.

While sector allocation was not a significant contributor to performance for the year, the Fund was overweighted in the lagging Energy sector and underweighted in the strongly performing Health Care sector.

The table below presents index performance numbers of stocks in the different deciles for various time periods.

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	89.5 Years

1 (ultra-large)	0.79%	7.21%	16.89%	7.66%	9.33%
2	-1.61%	7.54%	18.68%	9.45%	10.60%
3	-0.77%	8.75%	18.76%	9.49%	11.12%
4	0.09%	4.06%	18.90%	10.13%	11.00%
5	-0.38%	4.62%	18.71%	11.46%	11.65%
6	1.33%	3.47%	18.67%	9.45%	11.50%
7	0.92%	5.86%	18.84%	10.25%	11.64%
8	1.79%	5.13%	17.89%	10.40%	11.68%
9	0.95%	2.31%	16.85%	8.97%	11.59%
10 (ultra-small)	0.51%	1.45%	15.43%	9.19%	13.49%

[1]	Performance figures are as of the period ended June 30, 2015. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	70

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip 35 Index Fund stocks for the fiscal year June 30, 2015:

Rank	Company	Industry	% Contribution to Return
1	Apple Inc.	Information Technology	1.3%
2	CVS Health Corporation	Consumer Staples	1.2%
3	Gilead Sciences, Inc.	Health Care	1.1%
4	Amazon.com, Inc.	Consumer Discretionary	0.9%
5	Visa Inc. Class A	Information Technology	0.8%
6	Walt Disney Company	Consumer Discretionary	0.8%
7	JPMorgan Chase & Co.	Financials	0.5%
8	Pfizer Inc.	Health Care	0.4%
9	Cisco Systems, Inc.	Information Technology	0.4%
10	Comcast Corporation Class A	Consumer Discretionary	0.3%
11	3M Company	Industrials	0.3%
12	Bank of America Corporation	Financials	0.3%
13	Wells Fargo & Company	Financials	0.3%
14	Microsoft Corporation	Information Technology	0.2%
15	Berkshire Hathaway Inc. Class B	Financials	0.2%
16	PepsiCo, Inc.	Consumer Staples	0.2%
17	AT&T Inc.	Telecommunication Services	0.2%
18	General Electric Company	Industrials	0.1%
19	Procter & Gamble Company	Consumer Staples	0.1%
20	Intel Corporation	Information Technology	0.1%
21	Oracle Corporation	Information Technology	0.0%
22	Merck & Co., Inc.	Health Care	0.0%
23	Verizon Communications Inc.	Telecommunication Services	0.0%
24	United Technologies Corporation	Industrials	0.0%
25	United Parcel Service, Inc. Class B	Industrials	0.0%
26	Wal-Mart Stores, Inc.	Consumer Staples	-0.1%
27	McDonald’s Corporation	Consumer Discretionary	-0.1%
28	Johnson & Johnson	Health Care	-0.1%
29	Google Inc. Class A	Information Technology	-0.1%
30	Coca-Cola Company	Consumer Staples	-0.1%
31	Google Inc. Class C	Information Technology	-0.1%
32	International Business Machines Corporation	Information Technology	-0.2%
33	Exxon Mobil Corporation	Energy	-0.4%
34	QUALCOMM Incorporated	Information Technology	-0.5%
35	Chevron Corporation	Energy	-0.7%
36	ConocoPhillips	Energy	-0.8%
37	Schlumberger NV	Energy	-0.9%

71	Annual Report | June 30, 2015

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2015

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	11.6%	12.8%	-1.2%
Consumer Staples	14.0%	9.4%	4.6%
Energy	10.3%	7.9%	2.4%
Financials	11.3%	16.6%	-5.3%
Health Care	11.3%	15.4%	-4.1%
Industrials	10.4%	10.1%	0.3%
Information Technology	25.8%	19.6%	6.2%
Materials	0.0%	3.1%	-3.1%
Telecommunication Services	5.4%	2.3%	3.1%
Utilities	0.0%	2.8%	-2.8%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	72

Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
COMMON STOCKS - 99.87%
Aerospace & Defense - 2.55%
United Technologies Corp.	137,780	$15,283,935

Air Freight & Logistics - 2.56%
United Parcel Service, Inc., Class B	158,863	15,395,413

Beverages - 5.11%
Coca-Cola Co. (The)	391,014	15,339,479
PepsiCo, Inc.	164,505	15,354,897

		30,694,376

Biotechnology - 3.55%
Gilead Sciences, Inc.	182,300	21,343,684

Commercial Banks - 2.60%
Wells Fargo & Co.	277,659	15,615,542

Communications Equipment - 2.60%
Cisco Systems, Inc.	568,508	15,611,230

Computers & Peripherals - 3.93%
Apple, Inc.	188,350	23,623,799

Diversified Financial Services - 8.67%
Bank of America Corp.	1,064,708	18,121,330
Berkshire Hathaway, Inc., Class B*	112,250	15,278,348
JPMorgan Chase & Co.	275,995	18,701,421

		52,101,099

Diversified Telecommunication Services - 5.35%
AT&T, Inc.	471,725	16,755,672
Verizon Communications, Inc.	330,389	15,399,431

		32,155,103

Energy Equipment & Services - 2.60%
Schlumberger, Ltd.	181,500	15,643,485

Food & Staples Retailing - 6.29%
CVS Health Corp.	212,700	22,307,976
Wal-Mart Stores, Inc.	218,019	15,464,088

		37,772,064

Hotels, Restaurants & Leisure - 2.58%
McDonald’s Corp.	163,200	15,515,424

Household Products - 2.58%
Procter & Gamble Co. (The)	197,926	15,485,730

Industrial Conglomerates - 5.24%
3M Co.	99,350	15,329,705

Industry Company	Shares	Value

Industrial Conglomerates (continued)
General Electric Co.	608,143	$ 16,158,360

		31,488,065

Internet & Catalog Retail - 3.23%
Amazon.com, Inc.*	44,700	19,403,823

Internet Software & Services - 2.51%
Google, Inc., Class A*	13,970	7,544,359
Google, Inc., Class C*	14,514	7,554,682

		15,099,041

IT Services - 6.07%
International Business Machines Corp.	94,167	15,317,204
Visa, Inc., Class A	314,500	21,118,675

		36,435,879

Media - 5.74%
Comcast Corp., Class A	255,200	15,347,728
Walt Disney Co. (The)	167,600	19,129,864

		34,477,592

Oil, Gas & Consumable Fuels - 7.73%
Chevron Corp.	158,795	15,318,954
ConocoPhillips	255,435	15,686,263
Exxon Mobil Corp.	185,787	15,457,478

		46,462,695

Pharmaceuticals - 7.70%
Johnson & Johnson	159,352	15,530,446
Merck & Co., Inc.	270,635	15,407,251
Pfizer, Inc.	457,244	15,331,391

		46,269,088

Semiconductors & Semiconductor Equipment - 5.17%
Intel Corp.	509,843	15,506,875
QUALCOMM, Inc.	248,400	15,557,292

		31,064,167

Software - 5.51%
Microsoft Corp.	401,245	17,714,967
Oracle Corp.	382,113	15,399,154

		33,114,121

TOTAL COMMON STOCKS - 99.87%		600,055,355

(Cost $405,201,281)

73	Annual Report | June 30, 2015

Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

	Rate^	Shares	Value
MONEY MARKET FUND - 0.00%
Dreyfus Cash Management Fund	0.04%	618	$618

TOTAL MONEY MARKET FUND - 0.00%			618

(Cost $618)

TOTAL INVESTMENTS - 99.87%			$600,055,973
(Cost $405,201,899)
Other Assets in Excess of Liabilities - 0.13%			767,132

NET ASSETS - 100.00%			$600,823,105

* Non-income producing security. ^ Rate disclosed as of June 30, 2015.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$600,055,355	$—	$—	$600,055,355
Money Market Fund	—	618	—	618

TOTAL	$600,055,355	$618	$—	$600,055,973

See Notes to Financial Statements.

www.bridgeway.com	74

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2015

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended June 30, 2015, our Fund declined 1.27%, lagging our primary market benchmark, the S&P 500 Index (+0.28%), our peer benchmark, the Lipper Balanced Funds Index (-0.41%), and the fixed income-only Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.13%). Performance for the quarter was poor. This was only the third quarter in our 14-year history that the Fund’s performance was negative while the S&P 500 Index was positive. Fortunately, the decline was small, and as always, we caution against focusing on short-term performance – good or bad.

For the fiscal year, our Fund returned 0.92%, trailing the S&P 500 Index (+7.42%) and the Lipper Balanced Funds Index (+3.11%), but outperforming the fixed income-only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.88%). The fiscal year return was also poor, relative to the S&P 500 Index. This was only the second time in our 14-year history that we captured so little (12.46%) of the S&P 500’s return in an up market; the other was the 2010 fiscal year, when we captured only 11.59% of the upside.

The table below presents our June quarter, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2015

Annualized

	Quarter	1 Year	5 Years	10 Years	Since Inception (6/30/01)

Managed Volatility Fund	-1.27%	0.92%	7.03%	3.55%	4.07%
S&P 500 Index	0.28%	7.42%	17.34%	7.89%	5.88%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	0.13%	0.88%	0.88%	2.56%	2.81%
Lipper Balanced Funds Index	-0.41%	3.11%	10.39%	6.10%	5.40%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2015, the Managed Volatility Fund ranked 174th of 289 Alternative Long/ Short equity funds for the 12-months ending June 30, 2015, 42nd of 89 over the last five years, 18th of 33 over the last ten years, and 5th of 15 funds since inception in June 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of June 30, 2015, the Managed Volatility Fund ranked 206th of 372 Long-Short funds for the 12-months ending June 30, 2015, 47th out of 96 funds over the last five years, and 22nd out of 33 funds over the last 10 years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

75	Annual Report | June 30, 2015

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Managed Volatility Fund vs. S&P 500 Index, Bloomberg/EFFAS Bond Index & Lipper Balanced Funds Index

from Inception 6/30/01 to 6/30/15

Detailed Explanation of Quarterly Performance

For the quarter, the Managed Volatility Fund had a negative return of 1.27%, underperforming the S&P 500 Index’s positive return of 0.28%. Each of the Fund’s components generated a negative return this quarter. The primary drivers of performance were the equities and futures components, contributing approximately -1.0% and -0.2%, respectively. The options and fixed-income components generated approximately -0.1% combined.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Managed Volatility Fund had a positive return of 0.92%, underperforming the S&P 500 Index’s return of 7.42%. The primary drivers of performance were the equities, options and futures components, contributing approximately 2.15%, 1.6% and -2.89%, respectively. Fixed income generated approximately 0.05%. While short-term performance is out-side the desired 40% performance band (relative to the S&P 500), the Fund continues to perform as designed, particularly over longer time horizons. For 10 years and since inception, the Fund has captured 45% and 69%, respectively, of the S&P 500 Index’s return, with a standard deviation of approximately 55% less than that of the Index.

Top Ten Holdings as of June 30, 2015

Rank	Description	Industry	% of Net Assets
1	Marathon Petroleum Corp.	Oil, Gas & Consumable Fuels	1.2%
2	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	1.2%
3	Apple, Inc.	Computers & Peripherals	1.0%
4	United Continental Holdings, Inc.	Airlines	0.9%
5	Avis Budget Group, Inc.	Road & Rail	0.7%
6	Motorola Solutions, Inc.	Communications Equipment	0.7%
7	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.7%
8	Phillips 66	Oil, Gas & Consumable Fuels	0.7%
9	Northrop Grumman Corp.	Aerospace & Defense	0.7%
10	AutoZone, Inc.	Specialty Retail	0.7%
	Total		8.5%

www.bridgeway.com	76

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2015

Asset Type	% of Net Assets
Common Stock	52.9%
Consumer Discretionary	10.8%
Consumer Staples	8.0%
Energy	12.0%
Financials	14.3%
Health Care	12.8%
Industrials	13.7%
Information Technology	19.3%
Materials	4.6%
Telecommunication Services	2.2%
Utilities	2.3%
U.S. Government Obligations	50.8%
Call Options Written	-0.8%
Put Options Written	-0.3%
Money Market Funds	4.9%
Liabilities in Excess of Other Assets	-7.5%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

77	Annual Report | June 30, 2015

Managed Volatility Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
COMMON STOCKS - 52.94%
Aerospace & Defense - 1.77%
Honeywell International, Inc.	1,700	$ 173,349
Lockheed Martin Corp.	870	161,733
Northrop Grumman Corp.#	2,600	412,438
Raytheon Co.#	1,800	172,224
United Technologies Corp.#	1,140	126,460

		1,046,204

Air Freight & Logistics - 0.35%
FedEx Corp.	1,200	204,480

Airlines - 1.13%
Southwest Airlines Co.#	4,200	138,978
United Continental Holdings, Inc.*#	10,000	530,100

		669,078

Auto Components - 0.45%
Delphi Automotive PLC#	900	76,581
Goodyear Tire & Rubber Co. (The)#	4,700	141,705
Johnson Controls, Inc.	900	44,577

		262,863

Automobiles - 0.39%
Ford Motor Co.#	9,900	148,599
General Motors Co.#	2,500	83,325

		231,924

Beverages - 1.26%
Brown-Forman Corp., Class B	2,425	242,937
Coca-Cola Co. (The)	2,500	98,075
Constellation Brands, Inc., Class A#	2,100	243,642
PepsiCo, Inc.#	1,700	158,678

		743,332

Biotechnology - 1.92%
Alexion Pharmaceuticals, Inc,*	500	90,385
Amgen, Inc.#	1,600	245,632
Biogen, Inc.*#	900	363,546
Celgene Corp.*	1,100	127,309
Gilead Sciences, Inc.#	2,600	304,408

		1,131,280

Capital Markets - 1.30%
Ameriprise Financial, Inc.	680	84,952
BlackRock, Inc.	200	69,196

Industry Company	Shares	Value

Capital Markets (continued)
Charles Schwab Corp. (The)	7,100	$ 231,815
Goldman Sachs Group, Inc. (The)	700	146,153
Morgan Stanley	3,300	128,007
State Street Corp.	1,400	107,800

		767,923

Chemicals - 1.36%
Dow Chemical Co. (The)#	2,700	138,159
LyondellBasell Industries NV, Class A#	1,200	124,224
Monsanto Co.	900	95,931
PPG Industries, Inc.	800	91,776
Praxair, Inc.#	1,200	143,460
Sherwin-Williams Co. (The)	400	110,008
Sigma-Aldrich Corp.	700	97,545

		801,103

Commercial Banks - 1.64%
BB&T Corp.	1,500	60,465
Comerica, Inc.	1,100	56,452
Huntington Bancshares, Inc.	7,700	87,087
KeyCorp	4,800	72,096
PNC Financial Services Group, Inc. (The)#	2,100	200,865
U.S. Bancorp	4,100	177,940
Wells Fargo & Co.#	5,571	313,313

		968,218

Commercial Services & Supplies - 0.47%
Tyco International PLC#	4,400	169,312
Waste Management, Inc.	2,300	106,605

		275,917

Communications Equipment - 1.57%
Cisco Systems, Inc.	12,500	343,250
Juniper Networks, Inc.#	5,900	153,223
Motorola Solutions, Inc.#	7,500	430,050

		926,523

Computers & Peripherals - 1.88%
Apple, Inc.#	4,700	589,498
EMC Corp.#	6,600	174,174
Hewlett-Packard Co.#	5,900	177,059
SanDisk Corp.#	1,300	75,686
Western Digital Corp.#	1,200	94,104

		1,110,521

www.bridgeway.com	78

Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Consumer Finance - 0.47%
American Express Co.#	1,300	$ 101,036
Capital One Financial Corp.#	2,000	175,940

		276,976

Containers & Packaging - 0.05%
Ball Corp.	400	28,060

Diversified Financial Services - 1.75%
Bank of America Corp.	7,800	132,756
Berkshire Hathaway, Inc., Class B*	1,600	217,776
Citigroup, Inc.#	5,110	282,276
JPMorgan Chase & Co.#	4,400	298,144
McGraw Hill Financial, Inc.#	1,000	100,450

		1,031,402

Diversified Telecommunication Services - 1.23%
AT&T, Inc.	6,700	237,984
CenturyLink, Inc.	6,000	176,280
Frontier Communications Corp.#+	11,272	55,796
Verizon Communications, Inc.#	5,500	256,355

		726,415

Electric Utilities - 0.56%
American Electric Power Co., Inc.	1,900	100,643
Duke Energy Corp. Exelon Corp.#	1,383 4,300	97,667 135,106

		333,416

Electrical Equipment - 0.26%
Eaton Corp. PLC	1,000	67,490
Emerson Electric Co.	1,500	83,145

		150,635

Energy Equipment & Services - 0.53%
Baker Hughes, Inc.#	2,100	129,570
Halliburton Co.#	1,700	73,219
Helmerich & Payne, Inc.+	1,000	70,420
National Oilwell Varco, Inc.#	800	38,624

		311,833

Food & Staples Retailing - 1.10%
CVS Health Corp.#	1,800	188,784
Kroger Co. (The)#	4,000	290,040
Wal-Mart Stores, Inc.	2,400	170,232

		649,056

Industry Company	Shares	Value

Food Products - 1.06%
Archer-Daniels-Midland Co.#	2,900	$139,838
General Mills, Inc.#	3,200	178,304
JM Smucker Co. (The)#	1,400	151,774
Keurig Green Mountain, Inc.#	1,300	99,619
Mead Johnson Nutrition Co.	616	55,576

		625,111

Health Care Equipment & Supplies - 1.05%
Abbott Laboratories#	1,800	88,344
Baxter International, Inc.	1,300	90,909
Becton Dickinson & Co.	920	130,318
C.R. Bard, Inc.	1,100	187,770
Stryker Corp.#	1,260	120,418

		617,759

Health Care Providers & Services - 1.15%
AmerisourceBergen Corp.	500	53,170
Express Scripts Holding Co.*#	1,934	172,010
Laboratory Corp. of America Holdings*	900	109,098
UnitedHealth Group, Inc.	2,800	341,600

		675,878

Hotels, Restaurants & Leisure - 0.73%
McDonald’s Corp.	900	85,563
Starbucks Corp.#	2,700	144,760
Wynn Resorts, Ltd.	500	49,335
Yum! Brands, Inc.#	1,700	153,136

		432,794

Household Products - 0.81%
Colgate-Palmolive Co.	2,500	163,525
Kimberly-Clark Corp.	1,400	148,358
Procter & Gamble Co. (The)	2,100	164,304

		476,187

Independent Power Producers & Energy Traders - 0.15%
AES Corp.#	6,800	90,168

Industrial Conglomerates - 0.92%
3M Co.	1,400	216,020
Danaher Corp.	2,400	205,416
General Electric Co.	4,600	122,222

		543,658

Insurance - 1.16%
Aon PLC#	1,700	169,456
Chubb Corp. (The)	1,100	104,654

79	Annual Report | June 30, 2015

Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Insurance (continued)
Progressive Corp. (The)	820	$ 22,821
Travelers Cos., Inc. (The)#	4,000	386,640

		683,571

Internet & Catalog Retail - 0.49%
Amazon.com, Inc.*#	400	173,636
Priceline Group, Inc. (The)*	100	115,137

		288,773

Internet Software & Services - 1.08%
eBay, Inc.*#	1,300	78,312
Facebook, Inc., Class A*	3,300	283,024
Google, Inc., Class A*	260	140,410
Google, Inc., Class C*	260	135,333

		637,079

IT Services - 1.76%
Automatic Data Processing, Inc.	1,300	104,299
Cognizant Technology
Solutions Corp., Class A*#	4,100	250,469
International Business Machines Corp.	1,200	195,192
MasterCard, Inc., Class A	1,000	93,480
Teradata Corp.*+	400	14,800
Visa, Inc., Class A	5,200	349,180
Western Union Co. (The)#+	1,500	30,495

		1,037,915

Leisure Equipment & Products - 0.19%
Hasbro, Inc.#+	1,500	112,185

Life Sciences Tools & Services - 0.15%
Thermo Fisher Scientific, Inc.	700	90,832

Machinery - 0.44%
Deere & Co.+	2,700	262,035

Media - 1.61%
Comcast Corp., Class A#	3,850	231,539
News Corp., Class A*#	2,300	33,557
Omnicom Group, Inc.	1,000	69,490
Scripps Networks Interactive, Inc., Class A	1,200	78,444
Time Warner, Inc.#	1,333	116,518
Twenty-First Century Fox, Inc., Class A#	3,300	107,398
Viacom, Inc., Class B	1,000	64,640
Walt Disney Co. (The)#	2,200	251,108

		952,694

Industry Company	Shares	Value

Metals & Mining - 0.88%
Alcoa, Inc.#	25,000	$ 278,750
Freeport-McMoRan, Inc.#	13,000	242,060

		520,810

Multiline Retail - 0.61%
Big Lots, Inc.	500	22,495
Dollar General Corp.#	2,100	163,254
Target Corp.#	2,100	171,423

		357,172

Multi-Utilities - 0.50%
Dominion Resources, Inc.	1,920	128,390
Public Service Enterprise Group, Inc.	1,800	70,704
Sempra Energy	1,000	98,940

		298,034

Oil, Gas & Consumable Fuels - 5.81%
Anadarko Petroleum Corp.#	1,000	78,060
Apache Corp.	500	28,815
California Resources Corp.	480	2,899
Chesapeake Energy Corp.#+	2,100	23,457
Chevron Corp.	2,078	200,465
ConocoPhillips#	1,787	109,740
EOG Resources, Inc.	1,000	87,550
Exxon Mobil Corp.#	5,100	424,320
Hess Corp.	5,000	334,400
Kinder Morgan, Inc.	2,000	76,780
Marathon Petroleum Corp.#	14,000	732,340
Murphy Oil Corp.#	4,300	178,751
Occidental Petroleum Corp.	1,200	93,324
Phillips 66#	5,193	418,348
Southwestern Energy Co.*#	13,000	295,490
Valero Energy Corp.#	4,100	256,660
Williams Cos., Inc. (The)#	1,500	86,085

		3,427,484

Paper & Forest Products - 0.17%
International Paper Co.#	2,100	99,939

Pharmaceuticals - 2.50%
AbbVie, Inc.#	4,000	268,760
Allergan PLC*	1,041	315,902
Bristol-Myers Squibb Co.	2,279	151,645
Johnson & Johnson#	3,300	321,618
Merck & Co., Inc.	3,400	193,562
Pfizer, Inc.	6,600	221,298

		1,472,785

www.bridgeway.com	80

Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value

Common Stocks (continued)
Professional Services - 0.17%
Nielsen NV#	2,200	$ 98,494

Real Estate Investment Trusts (REITs) - 1.05%
American Tower Corp.	1,200	111,948
Crown Castle International Corp.#	1,200	96,360
Public Storage	1,100	202,807
Simon Property Group, Inc.	1,200	207,624

		618,739

Road & Rail - 0.94%
Avis Budget Group, Inc.*#	10,000	440,800
Union Pacific Corp.	1,200	114,444

		555,244

Semiconductors & Semiconductor Equipment - 2.08%
Applied Materials, Inc.#	8,200	157,604
Broadcom Corp., Class A#	900	46,341
Intel Corp.	2,300	69,954
Micron Technology, Inc.*#	38,000	715,920
QUALCOMM, Inc.#	2,800	175,364
Texas Instruments, Inc.	1,170	60,267

		1,225,450

Software - 1.83%
Adobe Systems, Inc.*#	1,100	89,111
Citrix Systems, Inc.*#	1,000	70,160
Electronic Arts, Inc.*#	2,000	133,000
Intuit, Inc.#	1,300	131,001
Microsoft Corp.#	8,300	366,445
Oracle Corp.	5,460	220,038
salesforce.com, inc.*#	1,000	69,630

		1,079,385

Specialty Retail - 1.03%
AutoZone, Inc.*	600	400,140
Gap, Inc. (The)	2,700	103,059
Ross Stores, Inc.#	2,200	106,942

		610,141

Textiles, Apparel & Luxury Goods - 0.38%
NIKE, Inc., Class B#	2,100	226,842

Trading Companies & Distributors - 0.80%
NOW, Inc.*+	200	3,982
United Rentals, Inc.*#	4,000	350,480
Veritiv Corp.*	28	1,021
W.W. Grainger, Inc.	500	118,325

		473,808

TOTAL COMMON STOCKS - 52.94%		31,238,125

(Cost $24,436,209)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 50.84%
U.S. Treasury Bills - 50.84%
07/02/2015	0.035%(a)	$4,000,000	$ 3,999,996
07/16/2015	0.015%(a)	3,000,000	2,999,969
08/06/2015	0.020%(a)	2,000,000	1,999,970
08/27/2015	0.015%(a)	5,000,000	4,999,880
09/03/2015	0.020%(a)	5,000,000	5,000,000
09/17/2015	0.010%(a)	2,000,000	2,000,000
09/24/2015	0.010%(a)	5,000,000	4,999,940
10/01/2015	0.015%(a)	4,000,000	3,999,820

			29,999,575

TOTAL U.S. GOVERNMENT OBLIGATIONS - 50.84%			29,999,575

(Cost $29,999,413)

	Rate^	Shares	Value

MONEY MARKET FUND - 4.92%
Dreyfus Cash Management Fund	0.04%	2,905,476	2,905,476

TOTAL MONEY MARKET FUND - 4.92%			2,905,476

(Cost $2,905,476)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.42%
Dreyfus Cash Management Fund**	0.04%	245,163	245,163

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.42%			245,163

(Cost $245,163)

TOTAL INVESTMENTS - 109.12%			$64,388,339
(Cost $57,586,261)
Liabilities in Excess of Other Assets - (9.12%)			(5,379,974)

NET ASSETS - 100.00%			$59,008,365

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2015.
#	Security subject to call or put option written by the Fund.
^	Rate disclosed as of June 30, 2015.
+	This security or a portion of the security is out on loan as of June 30, 2015. Total loaned securities had a value of $230,804 as of June 30, 2015.
(a)	Rate represents the effective yield at purchase.

PLC - Public Limited Company

See Notes to Financial Statements.

81	Annual Report | June 30, 2015

Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of June 30, 2015

Company	Number of Contracts	Value

CALL OPTIONS WRITTEN - (0.32%)

Abbott Laboratories
Expiring August, 2015 at $48.00	5	$(1,015)
AbbVie, Inc.
Expiring August, 2015 at $67.50	13	(2,730)
Actavis PLC
Expiring August, 2015 at $310.00	3	(2,610)
Adobe Systems, Inc.
Expiring July, 2015 at $80.00	3	(690)
AES Corp.
Expiring August, 2015 at $14.00	20	(400)
Alcoa, Inc.
Expiring July, 2015 at $14.00	250	(250)
Amazon.com, Inc.
Expiring July, 2015 at $400.00	2	(7,340)
American Express Co.
Expiring July, 2015 at $80.00	4	(180)
Amgen, Inc.
Expiring July, 2015 at $170.00	4	(40)
Anadarko Petroleum Corp.
Expiring August, 2015 at $85.00	3	(288)
Aon PLC
Expiring July, 2015 at $100.00	5	(725)
Apple, Inc.
Expiring July, 2015 at $130.00	13	(702)
Applied Materials, Inc.
Expiring July, 2015 at $21.00	10	(70)
Expiring July, 2015 at $23.00	20	(100)

		(170)
Archer-Daniels-Midland Co.
Expiring September, 2015 at $55.00	5	(85)
Avis Budget Group, Inc.
Expiring August, 2015 at $50.00	40	(3,400)
Expiring July, 2015 at $55.00	40	(400)

		(3,800)
Baker Hughes, Inc.
Expiring July, 2015 at $70.00	6	(150)
Biogen, Inc.
Expiring July, 2015 at $440.00	3	(270)
Broadcom Corp., Class A
Expiring August, 2015 at $48.00	3	(1,200)
Capital One Financial Corp.
Expiring September, 2015 at $90.00	7	(1,400)
Centurytel, Inc.
Expiring July, 2015 at $37.00	11	(55)
Chesapeake Energy Corp.
Expiring July, 2015 at $15.00	6	(18)

Company	Number of Contracts	Value
Citigroup, Inc.
Expiring September, 2015 at $57.50	11	$(1,276)
Citrix Systems, Inc.
Expiring September, 2015 at $72.50	4	(1,076)
Cognizant Technology Solutions Corp., Class A
Expiring July, 2015 at $65.00	14	(350)
Comcast Corp., Class A
Expiring July, 2015 at $60.00	6	(624)
ConocoPhillips
Expiring August, 2015 at $65.00	5	(235)
Constellation Brands, Inc., Class A
Expiring July, 2015 at $120.00	6	(738)
Crown Castle International Corp.
Expiring July, 2015 at $90.00	3	(75)
CVS Health Corp.
Expiring August, 2015 at $105.00	5	(1,280)
Delphi Automotive PLC
Expiring August, 2015 at $87.50	3	(540)
Dollar General Corp.
Expiring August, 2015 at $77.50	5	(1,200)
Dow Chemical Co. (The)
Expiring September, 2015 at $55.00	8	(536)
eBay, Inc.
Expiring July, 2015 at $62.50	4	(284)
Electronic Arts, Inc.
Expiring September, 2015 at $70.00	7	(1,610)
EMC Corp.
Expiring July, 2015 at $27.00	15	(405)
Exelon Corp.
Expiring July, 2015 at $35.00	11	(44)
Express Scripts Holding Co.
Expiring July, 2015 at $90.00	6	(912)
Exxon Mobil Corp.
Expiring July, 2015 at $90.00	17	(17)
Ford Motor Co.
Expiring July, 2015 at $16.00	40	(120)
Freeport-McMoRan, Inc.
Expiring August, 2015 at $20.00	70	(3,710)
Expiring August, 2015 at $21.00	51	(1,581)

		(5,291)
Frontier Communications Corp.
Expiring August, 2015 at $8.00	10	(50)
General Mills, Inc.
Expiring July, 2015 at $57.50	8	(256)

www.bridgeway.com	82

Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2015

Company	Number of Contracts	Value

Call Options Written (continued)
General Motors Co.
Expiring September, 2015 at $37.00	25	$ (600)
Gilead Sciences, Inc.
Expiring August, 2015 at $115.00	8	(5,152)
Goodyear Tire & Rubber Co. (The)
Expiring July, 2015 at $28.00	15	(3,600)
Halliburton Co.
Expiring July, 2015 at $50.00	5	(10)
Hasbro, Inc.
Expiring July, 2015 at $65.00	7	(6,580)
Hertz Corp. (The)
Expiring August, 2015 at $70.00	50	(7,600)
Hewlett-Packard Co.
Expiring July, 2015 at $36.00	15	(30)
International Paper Co.
Expiring July, 2015 at $55.00	5	(10)
Intuit, Inc.
Expiring July, 2015 at $100.00	4	(920)
JM Smucker Co. (The)
Expiring July, 2015 at $120.00	4	(20)
Johnson & Johnson
Expiring August, 2015 at $105.00	10	(240)
JPMorgan Chase & Co.
Expiring September, 2015 at $70.00	15	(1,845)
Juniper Networks, Inc.
Expiring July, 2015 at $27.00	12	(348)
Keurig Green Mountain, Inc.
Expiring July, 2015 at $120.00	4	(4)
Kroger Co. (The)
Expiring July, 2015 at $75.00	15	(450)
LyondellBasell Industries NV, Class A
Expiring September, 2015 at $105.00	4	(1,760)
Marathon Petroleum Corp.
Expiring July, 2015 at $52.50	124	(14,260)
McGraw Hill Financial, Inc.
Expiring August, 2015 at $105.00	3	(510)
Micron Technology, Inc.
Expiring July, 2015 at $25.00	100	(400)
Expiring July, 2015 at $27.00	200	(200)
Expiring July, 2015 at $30.00	20	(40)

		(640)
Microsoft Corp.
Expiring August, 2015 at $50.00	25	(350)

Company	Number of Contracts	Value

Motorola Solutions, Inc.
Expiring October, 2015 at $60.00	55	$ (8,360)
Murphy Oil Corp.
Expiring July, 2015 at $52.50	43	(215)
National Oilwell Varco, Inc.
Expiring August, 2015 at $57.50	3	(42)
News Corp., Class A
Expiring July, 2015 at $16.00	8	(200)
Nielsen NV
Expiring August, 2015 at $46.00	6	(630)
NIKE, Inc., Class B
Expiring July, 2015 at $105.00	5	(1,780)
Northrop Grumman Corp.
Expiring August, 2015 at $160.00	15	(6,150)
Expiring August, 2015 at $165.00	4	(944)

		(7,094)
PepsiCo, Inc.
Expiring July, 2015 at $100.00	5	(35)
Phillips 66
Expiring August, 2015 at $82.50	35	(6,475)
Expiring August, 2015 at $85.00	5	(510)

		(6,985)
PNC Financial Services Group, Inc. (The)
Expiring August, 2015 at $100.00	5	(400)
Praxair, Inc.
Expiring July, 2015 at $125.00	4	(100)
QUALCOMM, Inc.
Expiring July, 2015 at $70.00	6	(12)
Raytheon Co.
Expiring August, 2015 at $115.00	4	(20)
Ross Stores, Inc.
Expiring August, 2015 at $55.00	6	(120)
Salesforce.com, inc.
Expiring August, 2015 at $75.00	3	(549)
SanDisk Corp.
Expiring July, 2015 at $70.00	4	(20)
Southwest Airlines Co.
Expiring July, 2015 at $39.00	7	(35)
Southwestern Energy Co.
Expiring September, 2015 at $24.00	130	(13,780)
Starbucks Corp.
Expiring July, 2015 at $50.00	7	(2,695)

83	Annual Report | June 30, 2015

Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2015

Company	Number of Contracts	Value

Call Options Written (continued)
Stryker Corp.
Expiring September, 2015 at $100.00	4	$ (680)
Target Corp.
Expiring July, 2015 at $85.00	5	(140)
Time Warner, Inc.
Expiring July, 2015 at $87.50	4	(604)
Travelers Cos., Inc. (The)
Expiring July, 2015 at $105.00	10	(50)
Twenty-First Century Fox, Inc., Class A
Expiring July, 2015 at $35.00	8	(40)
Tyco International PLC
Expiring July, 2015 at $42.00	10	(50)
United Continental Holdings, Inc.
Expiring September, 2015 at $52.50	25	(11,500)
Expiring September, 2015 at $55.00	75	(23,625)

		(35,125)
United Rentals, Inc.
Expiring September, 2015 at $95.00	40	(10,160)
United Technologies Corp.
Expiring August, 2015 at $120.00	3	(78)
Valero Energy Corp.
Expiring September, 2015 at $60.00	10	(4,670)
Verizon Communications, Inc.
Expiring August, 2015 at $50.00	5	(40)
Expiring July, 2015 at $50.00	10	(30)

		(70)
Walt Disney Co. (The)
Expiring September, 2015 at $115.00	8	(2,568)
Wells Fargo & Co.
Expiring July, 2015 at $55.00	10	(1,830)
Western Digital Corp.
Expiring July, 2015 at $100.00	4	(12)
Western Union Co. (The)
Expiring August, 2015 at $22.00	5	(125)
Williams Cos., Inc. (The)
Expiring August, 2015 at $55.00	5	(2,250)
Yum! Brands, Inc.
Expiring July, 2015 at $97.50	6	(204)

TOTAL CALL OPTIONS WRITTEN - (0.32%)		(187,694)

(Premiums received $(334,365))

PUT OPTIONS WRITTEN - (0.75%)

Aetna, Inc.
Expiring July, 2015 at $105.00	75	(3,675)

Company	Number of Contracts	Value

Alaska Air Group, Inc.
Expiring July, 2015 at $65.00	50	$(10,250)
American Airlines Group, Inc.
Expiring August, 2015 at $46.00	50	(32,750)
American International Group, Inc.
Expiring August, 2015 at $60.00	60	(7,560)
Apple, Inc.
Expiring July, 2015 at $125.00	45	(8,325)
Ashland, Inc.
Expiring July, 2015 at $125.00	45	(17,100)
Centurytel, Inc.
Expiring July, 2015 at $34.00	48	(22,560)
CF Industries Holdings, Inc.
Expiring August, 2015 at $57.00	100	(5,200)
Cit Group
Expiring July, 2015 at $45.00	100	(2,600)
Delphi Automotive PLC
Expiring August, 2015 at $82.50	15	(3,225)
Foot Locker, Inc.
Expiring August, 2015 at $60.00	110	(7,150)
Gilead Sciences, Inc.
Expiring August, 2015 at $110.00	50	(11,900)
Goodyear Tire & Rubber Co. (The)
Expiring October, 2015 at $30.00	150	(27,000)
HCA Holdings, Inc.
Expiring September, 2015 at $80.00	30	(3,150)
Expiring September, 2015 at $82.50	45	(6,300)

		(9,450)
Hertz Corp. (The)
Expiring August, 2015 at $80.00	68	(21,760)
Expiring July, 2015 at $67.50	30	(5,310)

		(27,070)
Juniper Networks, Inc.
Expiring July, 2015 at $23.00	180	(900)
Expiring October, 2015 at $27.00	70	(16,030)

		(16,930)
Kroger Co. (The)
Expiring July, 2015 at $70.00	70	(2,800)
Expiring July, 2015 at $75.00	40	(10,600)

		(13,400)
Motorola Solutions, Inc.
Expiring July, 2015 at $57.50	25	(2,925)
Murphy Oil Corp.
Expiring July, 2015 at $47.50	70	(44,100)
National Oilwell Varco, Inc.
Expiring August, 2015 at $47.50	60	(11,400)

www.bridgeway.com	84

Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Company	Number of Contracts	Value

Put Options Written (continued)
Northrop Grumman Corp.
Expiring August, 2015 at $150.00	20	$ (4,000)
Reinsurance Group of America, Inc.
Expiring August, 2015 at $95.00	10	(3,100)
Tesoro Corp.
Expiring August, 2015 at $85.00	60	(30,600)
Travelers Cos., Inc. (The)
Expiring July, 2015 at $105.00	40	(34,160)
Expiring October, 2015 at $97.50	20	(7,800)

		(41,960)
Tyco International PLC
Expiring July, 2015 at $43.00	120	(55,800)
United Rentals, Inc.
Expiring September, 2015 at $90.00	30	(20,100)
Universal Health Services, Inc., Class B
Expiring July, 2015 at $115.00	30	(150)
Expiring July, 2015 at $125.00	40	(800)

		(950)
Voya Financial, Inc.
Expiring August, 2015 at $42.00	60	(3,000)

TOTAL PUT OPTIONS WRITTEN - (0.75%)		(444,080)

(Premiums received $(448,204))

TOTAL OPTIONS WRITTEN — (1.07%)		$(631,774)

(Premiums received $(782,569))

Summary of inputs used to value the Fund’s investments as of 06/30/2015 (See Note 2 in Notes to Financial Statements):

	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$31,238,125	$—	$—	$31,238,125
U.S. Government Obligations	—	29,999,575	—	29,999,575
Money Market Fund	—	2,905,476	—	2,905,476
Investments Purchased with Cash Proceeds from Securities Lending	—	245,163	—	245,163

TOTAL	$31,238,125	$33,150,214	$—	$64,388,339

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Options Written	$(393,290)	$(238,484)	$—	$(631,774)

TOTAL	$(393,290)	$(238,484)	$—	$(631,774)

See Notes to Financial Statements.

85	Annual Report | June 30, 2015

THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015

ASSETS	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
Investments at value	$261,714,730	$137,898,511	$449,508,212	$5,440,444
Receivables:
Portfolio securities sold	3,199,459	2,692,715	6,670,927	-
Fund shares sold	4,132	2,200	194,501	-
Dividends and interest	77,231	142,601	272,713	4,788
Receivable from investment adviser	-	-	-	8,190
Deposits with brokers	-	-	-	-
Prepaid expenses.	35,645	15,719	45,383	11,779
Total assets	265,031,197	140,751,746	456,691,736	5,465,201

LIABILITIES
Payables:
Portfolio securities purchased	5,222,740	1,441,720	9,199,434	-
Fund shares redeemed	1,177,807	12,696	75,492	-
Due to custodian	-	-	-	8,575
Loan payable	-	128,323	-	-
Payable upon return of securities loaned	10,088,121	11,304,787	44,237,825	307,286
Accrued Liabilities:
Investment adviser fees	391,964	98,368	167,460	-
Administration fees	4,169	2,175	6,688	84
Directors’ fees	386	209	596	8
Other	99,943	46,803	151,237	26,695
Call options written at value	-	-	-	-
Put options written at value	-	-	-	-
Total liabilities	16,985,130	13,035,081	53,838,732	342,648
NET ASSETS	$248,046,067	$127,716,665	$402,853,004	$5,122,553

NET ASSETS REPRESENT
Paid-in capital	$316,820,618	$113,609,454	$261,198,553	$4,560,980
Undistributed (distributions in excess of) net investment income	99,002	596,067	3	9,442
Accumulated net realized gain (loss) on investments	(99,767,242)	(3,505,333)	26,500,616	115,288
Net unrealized appreciation on investments	30,893,689	17,016,477	115,153,832	436,843

NET ASSETS	$248,046,067	$127,716,665	$402,853,004	$5,122,553

Shares of common stock outstanding of $.001 par value*	4,193,709	4,205,214	24,894,478	416,889

Net asset value, offering price and redemption price per share	$59.15	$30.37	$16.18(a)	$12.29(a)
Total investments at cost	$230,821,041	$120,882,034	$334,354,380	$5,003,601
Premiums received on call options written	$-	$-	$ -	$ -
Premiums received on put options written	$-	$-	$ -	$ -

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(a)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

87	Annual Report | June 30, 2015

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
$41,739,849	$82,112,958	$162,706,255	$600,055,973	$64,388,339

2,949,655	-	-	4,940,020	3,193
50	8,083	443,881	475,440	277,193
19,062	93,509	66,489	606,813	25,711
-	-	-	3,498	-
-	-	-	-	50
10,223	13,696	27,861	86,901	18,961
44,718,839	82,228,246	163,244,486	606,168,645	64,713,447

2,405,532	-	1,614,591	2,817,789	4,659,406
41,519	32,853	96,760	184,363	101,917
-	123,167	-	-	-
-	613,221	-	2,189,520	-
5,424,205	8,128,231	4,920,115	-	245,163
12,768	42,330	68,343	-	23,873
607	1,222	2,581	10,865	978
51	116	125	915	74
32,862	45,868	48,666	142,088	41,897
-	-	-	-	187,694
-	-	-	-	444,080
7,917,544	8,987,008	6,751,181	5,345,540	5,705,082
$36,801,295	$73,241,238	$156,493,305	$600,823,105	$59,008,365

$44,222,895	$90,326,420	$153,663,309	$418,660,637	$56,209,776

-	941,370	538,934	7,344,268	15,835
(13,167,388)	(20,917,185)	(12,765,670)	(20,035,874)	(4,170,119)
5,745,788	2,890,633	15,056,732	194,854,074	6,952,873
$36,801,295	$73,241,238	$156,493,305	$600,823,105	$59,008,365

1,738,412	3,270,335	6,599,459	50,878,978	4,200,630

$21.17	$22.40	$23.71	$11.81	$14.05

$35,994,061	$79,222,325	$147,649,523	$405,201,899	$57,586,261
$-	$-	$-	$-	$334,365
$-	$-	$-	$-	$448,204

www.bridgeway.com	88

STATEMENTS OF OPERATIONS

Fiscal Year Ended June 30, 2015

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
INVESTMENT INCOME
Dividends	$3,242,202	$1,317,323	$ 4,151,745	$ 78,565
Less: foreign taxes withheld	(16,449)	(6,732)	-	(346)
Interest	-	-	-	-
Securities lending.	290,430	1,191,244	1,727,768	8,893
Total Investment Income	3,516,183	2,501,835	5,879,513	87,112

EXPENSES
Investment advisory fees - Base fees	2,324,578	1,258,150	2,001,780	28,684
Investment advisory fees - Performance adjustment	458,358	-	-	-
Administration fees.	54,683	29,582	84,656	1,104
Accounting fees	77,910	66,993	123,474	58,762
Transfer agent fees	155,115	56,195	111,221	32,981
Audit fees	24,366	16,877	31,887	9,339
Legal fees	24,900	13,771	38,902	513
Custody fees	8,483	15,937	26,525	12,052
Blue sky fees	23,543	10,916	26,470	22,030
Directors’ and officers’ fees	22,977	13,045	36,853	486
Shareholder servicing fees	165,019	39,090	317,235	4,130
Reports to shareholders	29,680	5,988	37,018	270
Miscellaneous expenses	47,565	30,286	75,092	4,699
Total Expenses	3,417,177	1,556,830	2,911,113	175,050
Less investment advisory fees waived	-	-	-	(28,684)
Less expenses reimbursed by investment adviser	-	-	-	(99,426)
Net Expenses	3,417,177	1,556,830	2,911,113	46,940
NET INVESTMENT INCOME (LOSS)	99,006	945,005	2,968,400	40,172

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	25,307,168	(1,713,902)	33,400,024	142,632
Written options	-	-	-	-
Futures contracts	-	-	-	-
Net Realized Gain (Loss)	25,307,168	(1,713,902)	33,400,024	142,632
Change in Unrealized Appreciation (Depreciation) on:
Investments	(13,663,556)	(10,407,890)	(23,058,470)	11,922
Written options	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	(13,663,556)	(10,407,890)	(23,058,470)	11,922
Net Realized and Unrealized Gain (Loss) on Investments	11,643,612	(12,121,792)	10,341,554	154,554
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,742,618	$(11,176,787)	$ 13,309,954	$194,726

See Notes to Financial Statements.

89	Annual Report | June 30, 2015

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

$174,521	$1,634,319	$1,381,270	$14,471,423	$477,466
-	-	-	-	(340)
-	-	-	-	10,946
124,866	102,754	31,188	-	651
299,387	1,737,073	1,412,458	14,471,423	488,723

206,500	465,925	453,171	494,937	301,848
(17,760)	25,899	6,626	-	-
7,262	16,447	18,772	130,584	10,609
49,904	55,210	56,909	120,005	62,173
49,639	65,054	57,004	55,582	42,125
10,763	13,228	13,958	45,889	17,652
3,184	7,678	6,722	57,529	4,715
3,529	3,427	3,439	9,841	8,682
21,013	21,241	22,586	37,822	23,253
3,120	7,223	7,457	53,441	4,284
21,102	52,747	68,086	197,717	33,867
4,896	11,651	7,851	115,837	5,051
6,926	17,496	11,647	105,593	8,929
370,078	763,226	734,228	1,424,777	523,188
(47,099)	(32,524)	-	(494,937)	(50,322)
-	-	-	(1,900)	-
322,979	730,702	734,228	927,940	472,866
(23,592)	1,006,371	678,230	13,543,483	15,857

4,000,306	5,855,994	7,237,893	4,936,744	2,152,234
-	-	-	-	117,574
-	-	-	-	(1,318,939)
4,000,306	5,855,994	7,237,893	4,936,744	950,869

481,668	(8,924,705)	1,817,428	16,801,251	(1,031,945)
-	-	-	-	315,098
481,668	(8,924,705)	1,817,428	16,801,251	(716,847)
4,481,974	(3,068,711)	9,055,321	21,737,995	234,022
$4,458,382	$(2,062,340)	$9,733,551	$35,281,478	$249,879

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STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30,		Year Ended June 30,
	2015	2014	2015	2014

OPERATIONS
Net investment income	$99,006	$540,870	$945,005	$1,433,179
Net realized gain (loss) on investments	25,307,168	51,574,990	(1,713,902)	36,865,808
Net change in unrealized appreciation (depreciation) on investments	(13,663,556)	14,508,239	(10,407,890)	(7,816,828)
Net increase (decrease) in net assets resulting from operations	11,742,618	66,624,099	(11,176,787)	30,482,159

DISTRIBUTIONS:
From net investment income.	(540,861)	(1,735,698)	(1,052,434)	(2,464,929)
From net realized gains	-	-	(27,750,353)	(17,948,088)
Net decrease in net assets from distributions	(540,861)	(1,735,698)	(28,802,787)	(20,413,017)

SHARE TRANSACTIONS:
Proceeds from sale of shares	9,973,079	10,038,899	1,395,869	1,662,726
Reinvestment of distributions	511,322	1,660,793	27,164,352	19,320,983
Cost of shares redeemed	(33,042,204)	(38,522,785)	(13,194,608)	(10,786,724)
Redemption fees	-	-	-	-
Net increase (decrease) in net assets resulting from share transactions	(22,557,803)	(26,823,093)	15,365,613	10,196,985
Net increase (decrease) in net assets	(11,356,046)	38,065,308	(24,613,961)	20,266,127

NET ASSETS:
Beginning of year	259,402,113	221,336,805	152,330,626	132,064,499
End of year**	$248,046,067	$259,402,113	$127,716,665	$152,330,626

SHARES ISSUED & REDEEMED
Issued	172,109	195,178	41,473	39,966
Distributions reinvested	9,139	33,024	906,990	505,785
Redeemed	(563,075)	(775,190)	(384,777)	(259,111)
Net increase (decrease)	(381,827)	(546,988)	563,686	286,640
Outstanding at beginning of year	4,575,536	5,122,524	3,641,528	3,354,888
Outstanding at end of year	4,193,709	4,575,536	4,205,214	3,641,528

** Including undistributed net investment income of:	$99,002	$540,857	$596,067	$717,553

See Notes to Financial Statements.

91	Annual Report | June 30, 2015

Ultra-Small Company Market		Small-Cap Momentum
Year Ended June 30,		Year Ended June 30,
2015	2014	2015	2014

$2,968,400	$2,924,214	$40,172	$3,930
33,400,024	45,200,727	142,632	726,074

(23,058,470)	38,820,181	11,922	210,124
13,309,954	86,945,122	194,726	940,128

(3,294,374)	(4,139,584)	(27,463)	(10,130)
(37,828,878)	(35,854,743)	(442,934)	(611,659)
(41,123,252)	(39,994,327)	(470,397)	(621,789)

46,724,160	88,398,227	181,242	1,714,550
39,489,770	36,966,829	467,987	621,509
(79,731,098)	(90,103,055)	(1,145,289)	(1,197,763)
87,151	236,586	28	831

6,569,983	35,498,587	(496,032)	1,139,127
(21,243,315)	82,449,382	(771,703)	1,457,466

424,096,319	341,646,937	5,894,256	4,436,790
$402,853,004	$424,096,319	$5,122,553	$5,894,256

2,862,947	5,175,660	14,977	133,880
2,643,224	2,277,685	42,390	49,921
(4,894,380)	(5,302,510)	(93,856)	(94,408)
611,791	2,150,835	(36,489)	89,393
24,282,687	22,131,852	453,378	363,985
24,894,478	24,282,687	416,889	453,378

$3	$103,540	$9,442	$-

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STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2015	2014	2015	2014

OPERATIONS
Net investment income (loss)	$(23,592)	$21,893	$1,006,371	$600,775
Net realized gain on investments	4,000,306	8,176,246	5,855,994	19,073,482
Net change in unrealized appreciation (depreciation) on investments	481,668	(944,872)	(8,924,705)	(4,096,067)
Net increase (decrease) in net assets resulting from operations	4,458,382	7,253,267	(2,062,340)	15,578,190

DISTRIBUTIONS:
From net investment income.	(21,907)	(134,922)	(581,377)	(411,510)
Net decrease in net assets from distributions	(21,907)	(134,922)	(581,377)	(411,510)

SHARE TRANSACTIONS:
Proceeds from sale of shares	4,488,921	4,396,650	5,477,606	8,350,818
Reinvestment of distributions	20,925	128,745	548,083	390,564
Cost of shares redeemed	(5,563,663)	(8,829,944)	(15,922,282)	(17,374,484)
Net increase (decrease) in net assets resulting from share transactions	(1,053,817)	(4,304,549)	(9,896,593)	(8,633,102)

Net increase (decrease) in net assets	3,382,658	2,813,796	(12,540,310)	6,533,578

NET ASSETS:
Beginning of year	33,418,637	30,604,841	85,781,548	79,247,970
End of year*	$36,801,295	$33,418,637	$73,241,238	$85,781,548

SHARES ISSUED & REDEEMED
Issued	228,708	260,853	248,054	392,653
Distributions reinvested	1,168	7,459	26,087	18,174
Redeemed	(280,771)	(504,578)	(723,093)	(816,636)
Net increase (decrease)	(50,895)	(236,266)	(448,952)	(405,809)
Outstanding at beginning of year	1,789,307	2,025,573	3,719,287	4,125,096
Outstanding at end of year	1,738,412	1,789,307	3,270,335	3,719,287

* Including undistributed net investment income of:	$-	$21,889	$941,370	$510,944

See Notes to Financial Statements.

93	Annual Report | June 30, 2015

Large-Cap Growth		Blue Chip 35 Index		Managed Volatility
Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2015	2014	2015	2014	2015	2014

$678,230	$371,342	$13,543,483	$11,231,549	$15,857	$59,672
7,237,893	10,053,322	4,936,744	25,571,189	950,869	289,994
1,817,428	2,238,082	16,801,251	61,288,676	(716,847)	2,995,432
9,733,551	12,662,746	35,281,478	98,091,414	249,879	3,345,098

(330,018)	(269,798)	(11,713,217)	(9,822,019)	(59,691)	(90,423)
(330,018)	(269,798)	(11,713,217)	(9,822,019)	(59,691)	(90,423)

101,191,213	2,603,682	187,796,541	122,237,919	24,595,261	27,943,007
316,957	257,823	11,360,966	9,492,007	55,735	84,811
(10,761,992)	(6,877,425)	(178,887,373)	(126,160,896)	(12,740,758)	(11,077,782)
90,746,178	(4,015,920)	20,270,134	5,569,030	11,910,238	16,950,036

100,149,711	8,377,028	43,838,395	93,838,425	12,100,426	20,204,711

56,343,594	47,966,566	556,984,710	463,146,285	46,907,939	26,703,228
$156,493,305	$56,343,594	$600,823,105	$556,984,710	$59,008,365	$46,907,939

4,302,332	136,923	16,033,306	11,688,219	1,745,954	2,098,652
14,681	13,944	1,007,178	921,554	4,036	6,489
(464,212)	(368,472)	(15,052,751)	(12,014,968)	(913,317)	(835,656)
3,852,801	(217,605)	1,987,733	594,805	836,673	1,269,485
2,746,658	2,964,263	48,891,245	48,296,440	3,363,957	2,094,472
6,599,459	2,746,658	50,878,978	48,891,245	4,200,630	3,363,957

$538,934	$190,722	$7,344,268	$5,514,002	$15,835	$59,669

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

AGGRESSIVE INVESTORS 1

	Year Ended June 30

	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Year	$56.69	$43.21	$33.13	$38.19	$27.67

Income from Investment Operations:
Net Investment Income(a)	0.02	0.11	0.65	0.62	0.51
Net Realized and Unrealized Gain (Loss)	2.56	13.73	9.84	(4.37)	10.72

Total from Investment Operations	2.58	13.84	10.49	(3.75)	11.23

Less Distributions to Shareholders from:
Net Investment Income	(0.12)	(0.36)	(0.41)	(1.31)	(0.71)

Total Distributions	(0.12)	(0.36)	(0.41)	(1.31)	(0.71)

Net Asset Value, End of Year	$59.15	$56.69	$43.21	$33.13	$38.19

Total Return	4.57%	32.14%	31.92%	(9.57%)	40.81%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$248,046	$259,402	$221,337	$206,010	$106,757
Expenses Before Waivers and Reimbursements	1.32%	1.01%	0.74%(b)	(0.04%)(b)	(0.41%)(b)
Expenses After Waivers and Reimbursements	1.32%	1.01%	0.74%	(0.04%)	(0.41%)
Net Investment Income After Waivers and Reimbursements	0.04%	0.22%	1.69%	1.86%	1.49%
Portfolio Turnover Rate	107%	125%	149%	125%	107%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	For the years ended June 30, 2011, June 30, 2012 and June 30, 2013, the expense ratio was significantly lower than in past years, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

95	Annual Report | June 30, 2015

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY

	Year Ended June 30
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$41.83	$39.36	$27.57	$29.65	$22.94

Income from Investment Operations:
Net Investment Income(a)	0.24	0.41	0.43	0.13	0.07
Net Realized and Unrealized Gain (Loss)	(3.53)	8.33	11.38	(1.79)	6.83

Total from Investment Operations	(3.29)	8.74	11.81	(1.66)	6.90

Less Distributions to Shareholders from:
Net Investment Income	(0.30)	(0.76)	(0.02)	(0.42)	(0.19)
Net Realized Gain	(7.87)	(5.51)	-	-	-

Total Distributions	(8.17)	(6.27)	(0.02)	(0.42)	(0.19)

Net Asset Value, End of Year	$30.37	$41.83	$39.36	$27.57	$29.65

Total Return	(7.60)%	23.72%	42.85%	(5.41%)	30.12%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$127,717	$152,331	$132,064	$102,110	$94,434
Expenses Before Waivers and Reimbursements	1.11%	1.10%	1.17%	1.22%	1.18%
Expenses After Waivers and Reimbursements	1.11%	1.10%	1.17%	1.22%	1.18%
Net Investment Income After Waivers and Reimbursements	0.68%	0.98%	1.33%	0.49%	0.27%
Portfolio Turnover Rate	90%	99%	89%	93%	110%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY MARKET

	Year Ended June 30

	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Year	$17.46	$15.44	$14.67	$15.34	$11.72

Income from Investment Operations:
Net Investment Income(a)	0.12	0.12	0.22	0.12	0.12
Net Realized and Unrealized Gain (Loss)	0.38	3.66	3.49	(0.09)	3.65

Total from Investment Operations	0.50	3.78	3.71	0.03	3.77

Less Distributions to Shareholders from:
Net Investment Income	(0.14)	(0.18)	(0.40)	(0.14)	(0.15)
Net Realized Gain	(1.64)	(1.59)	(2.54)	(0.56)	-

Total Distributions	(1.78)	(1.77)	(2.94)	(0.70)	(0.15)

Paid in Capital from Redemption Fees(a)	0.00(b)	0.01	0.00(b)	0.00(b)	0.00(b)

Net Asset Value, End of Year	$16.18	$17.46	$15.44	$14.67	$15.34

Total Return	3.72%	25.48%	29.95%(c)	1.05%(c)	32.22%(c)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$402,853	$424,096	$341,647	$302,432	$393,883
Expenses Before Waivers and Reimbursements	0.73%	0.72%	0.79%	0.83%	0.79%
Expenses After Waivers and Reimbursements	0.73%	0.72%	0.75%	0.75%	0.75%
Net Investment Income After Waivers and Reimbursements	0.74%	0.73%	1.52%	0.86%	0.82%
Portfolio Turnover Rate	32%	29%	41%	31%	42%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

97	Annual Report | June 30, 2015

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP MOMENTUM

	Year Ended June 30
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$13.00	$12.19	$11.25	$12.74	$9.33

Income from Investment Operations:
Net Investment Income(a)	0.09	0.01	0.10	0.04	0.09
Net Realized and Unrealized Gain (Loss)	0.37	2.29	2.20	(0.35)	3.40

Total from Investment Operations	0.46	2.30	2.30	(0.31)	3.49

Less Distributions to Shareholders from:
Net Investment Income	(0.07)	(0.02)	(0.19)	(0.01)	(0.08)
Net Realized Gain	(1.10)	(1.47)	(1.17)	(1.18)	-

Total Distributions	(1.17)	(1.49)	(1.36)	(1.19)	(0.08)

Paid in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.01	0.00(b)

Net Asset Value, End of Year	$12.29	$13.00	$12.19	$11.25	$12.74

Total Return	4.54%(c)	19.46%(c)	22.31%(c)	(1.40%)(c)	37.49%(c)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$5,123	$5,894	$4,437	$2,070	$3,002
Expenses Before Waivers and Reimbursements	3.36%	3.08%	5.42%	5.73%	5.43%
Expenses After Waivers and Reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Net Investment Income After Waivers and Reimbursements	0.77%	0.07%	0.89%	0.38%	0.79%
Portfolio Turnover Rate	198%	242%	264%	230%	272%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP GROWTH

	Year Ended June 30
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$18.68	$15.11	$11.63	$12.42	$9.14

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.01)	0.01	0.08	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss)	2.51	3.63	3.40	(0.77)	3.31

Total from Investment Operations	2.50	3.64	3.48	(0.79)	3.30

Less Distributions to Shareholders from:
Net Investment Income	(0.01)	(0.07)	-	0.00(b)	(0.02)

Total Distributions	(0.01)	(0.07)	-	0.00(b)	(0.02)

Net Asset Value, End of Year	$21.17	$18.68	$15.11	$11.63	$12.42

Total Return	13.41%(c)	24.11%(c)	29.92%(c)	(6.35%)(c)	36.17%(c)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$36,801	$33,419	$30,605	$31,778	$46,717
Expenses Before Waivers and
Reimbursements	1.08%	1.07%	1.13%	1.08%	0.98%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	(0.07%)	0.06%	0.60%	(0.14%)	(0.12%)
Portfolio Turnover Rate	123%	121%	78%	63%	87%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

99	Annual Report | June 30, 2015

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP VALUE

	Year Ended June 30

	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Year	$23.06	$19.21	$14.82	$15.12	$11.45

Income from Investment Operations:
Net Investment Income(a)	0.29	0.15	0.29	0.15	0.14
Net Realized and Unrealized Gain (Loss)	(0.78)	3.80	4.46	(0.26)	3.60

Total from Investment Operations	(0.49)	3.95	4.75	(0.11)	3.74

Less Distributions to Shareholders from:
Net Investment Income	(0.17)	(0.10)	(0.36)	(0.19)	(0.07)

Total Distributions	(0.17)	(0.10)	(0.36)	(0.19)	(0.07)

Net Asset Value, End of Year	$22.40	$23.06	$19.21	$14.82	$15.12

Total Return	(2.10%)(b)	20.63%(b)	32.49%	(0.59%)(b)	32.73%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$73,241	$85,782	$79,248	$67,610	$93,714
Expenses Before Waivers and Reimbursements	0.98%	0.97%	0.91%	0.99%	0.87%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.91%	0.94%	0.87%
Net Investment Income After Waivers and Reimbursements	1.30%	0.71%	1.71%	1.10%	1.03%
Portfolio Turnover Rate	74%	83%	64%	49%	84%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

LARGE-CAP GROWTH

	Year Ended June 30

	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Year	$20.51	$16.18	$13.33	$13.38	$10.17

Income from Investment Operations:
Net Investment Income(a)	0.17	0.13	0.16	0.09	0.06
Net Realized and Unrealized Gain (Loss)	3.14	4.29	2.88	(0.05)	3.22

Total from Investment Operations	3.31	4.42	3.04	0.04	3.28

Less Distributions to Shareholders from:
Net Investment Income	(0.11)	(0.09)	(0.19)	(0.09)	(0.07)

Total Distributions	(0.11)	(0.09)	(0.19)	(0.09)	(0.07)

Net Asset Value, End of Year	$23.71	$20.51	$16.18	$13.33	$13.38

Total Return	16.19%	27.41%(b)	23.06%(b)	0.37%(b)	32.31%(b)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$156,493	$56,344	$47,967	$48,444	$58,478
Expenses Before Waivers and Reimbursements	0.81%	0.87%	0.90%	0.92%	0.86%
Expenses After Waivers and Reimbursements	0.81%	0.84%	0.84%	0.84%	0.84%
Net Investment Income After Waivers and Reimbursements	0.75%	0.70%	1.10%	0.74%	0.47%
Portfolio Turnover Rate	48%	74%	49%	55%	65%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

101	Annual Report | June 30, 2015

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

BLUE CHIP 35 INDEX

	Year Ended June 30

	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Year	$11.39	$9.59	$8.16	$7.60	$6.18

Income from Investment Operations:
Net Investment Income(a)	0.26	0.23	0.21	0.17	0.15
Net Realized and Unrealized Gain	0.39	1.77	1.46	0.55	1.39

Total from Investment Operations	0.65	2.00	1.67	0.72	1.54

Less Distributions to Shareholders from:
Net Investment Income	(0.23)	(0.20)	(0.24)	(0.16)	(0.12)

Total Distributions	(0.23)	(0.20)	(0.24)	(0.16)	(0.12)

Net Asset Value, End of Year	$11.81	$11.39	$9.59	$8.16	$7.60

Total Return	5.77%(b)	21.11%(b)	20.89%(b)	9.72%(b)	25.10%(b)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$600,823	$556,985	$463,146	$264,161	$331,565
Expenses Before Waivers and Reimbursements	0.23%	0.25%	0.27%	0.29%	0.27%
Expenses After Waivers and Reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.19%	2.20%	2.36%	2.28%	2.09%
Portfolio Turnover Rate	19%	28%	28%	33%	19%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

MANAGED VOLATILITY

	Year Ended June 30

	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Year	$13.94	$12.75	$11.94	$11.58	$10.23

Income from Investment Operations:
Net Investment Income(a)	0.00(b)	0.02	0.05	0.04	0.07
Net Realized and Unrealized Gain	0.13	1.20	0.81	0.39	1.37

Total from Investment Operations	0.13	1.22	0.86	0.43	1.44

Less Distributions to Shareholders from:
Net Investment Income	(0.02)	(0.03)	(0.05)	(0.07)	(0.09)

Total Distributions	(0.02)	(0.03)	(0.05)	(0.07)	(0.09)

Net Asset Value, End of Year	$14.05	$13.94	$12.75	$11.94	$11.58

Total Return	0.92%(c)	9.61%(c)	7.23%(c)	3.74%(c)	14.15%(c)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$59,008	$46,908	$26,703	$23,705	$29,246
Expenses Before Waivers and Reimbursements	1.04%	1.14%	1.35%	1.43%	1.22%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.03%	0.17%	0.37%	0.39%	0.63%
Portfolio Turnover Rate	38%	39%	45%	41%	34%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

103	Annual Report | June 30, 2015

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of June 30, 2015 (each is referred to as a “Fund” and collectively, the “Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in this report. The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2015, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

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NOTES TO FINANCIAL STATEMENTS (continued)

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Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Dreyfus Cash Management Fund, which is held by each Fund, invests primarily in securities that are valued at cost or amortized cost. Therefore, these investments are classified as Level 2 investments.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2015 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the year ended June 30, 2015, the Ultra-Small Company Market Fund transferred a security with a value of $436,985 from Level 1 to Level 2 as of the end of the period due to the market becoming inactive. There were no transfers between Level 1 and Level 2 in any of the other Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of June 30, 2015:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[2]	Net Amount

Aggressive Investors 1
Securities lending	$9,752,348	-	$9,752,348	-	$9,752,348	-

Ultra-Small Company
Securities lending	$10,970,434	-	$10,970,434	-	$10,970,434	-

Ultra-Small Company Market
Securities lending	$43,006,223	-	$43,006,223	-	$43,006,223	-

Small-Cap Momentum
Securities lending	$303,096	-	$303,096	-	$303,096	-

Small-Cap Growth
Securities lending	$5,333,433	-	$5,333,433	-	$5,333,433	-

Small-Cap Value
Securities lending	$8,060,854	-	$8,060,854	-	$8,060,854	-

Large-Cap Growth
Securities lending	$4,802,652	-	$4,802,652	-	$4,802,652	-

Managed Volatility
Securities lending	$230,804	-	$230,804	-	$230,804	-

[1]	Securities loaned with a value of $62,400 and $969,527 in Ultra-Small Company Market and Small-Cap Growth, respectively, have been sold and are pending settlement on July 1, 2015.
[2]	Collateral with a value of $10,088,121, $11,304,787, $44,237,825, $307,286, $5,424,205, $8,128,231, $4,920,115, and $245,163 has been received in connection with securities lending of Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Managed Volatility Funds, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2015 the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders  The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the year ended June 30, 2015 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

		Asset Derivatives		Liability Derivatives
Primary Underlying Risk/Fund	Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value

Equity
Managed Volatility	Written Option		$-	Call Options Written at Value	$187,694
				Put Options Written at Value	444,080

Fund/Financial Instrument Type	Type of Derivative	Location of Gain (Loss) on Derivatives	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)

Equity
Managed Volatility	Written Option	Realized Gain (Loss) on Written Options	$117,574
		Change in Unrealized Appreciation (Depreciation) on Written Options		$315,098
	Futures Contract	Realized Gain (Loss) on Futures Contracts	$(1,318,939)

The derivative instruments outstanding as of June 30, 2015, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2015, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the year ended June 30, 2015 are as follows:

	Managed Volatility Fund Written Call Options		Managed Volatility Fund Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2014	1,510	$ 241,740	2,029	$ 397,134
Positions Opened	9,592	1,739,800	7,511	1,595,204
Exercised	(2,119)	(375,290)	(2,537)	(458,894)
Splits	68	-	80	-
Expired	(4,597)	(771,373)	(4,800)	(1,004,434)
Closed	(2,392)	(500,512)	(267)	(80,806)

Outstanding, June 30, 2015	2,062	$ 334,365	2,016	$ 448,204

Value, June 30, 2015		$ (187,694)		$ (444,080)

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The Aggressive Investors 1 Fund had no transactions in written options during the year ended June 30, 2015.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Momentum: The Fund’s advisory fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2015. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ending 06/30/15

Aggressive Investors 1	1.75%	$ -
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	-
Small-Cap Momentum*	0.90%	128,110
Small-Cap Growth	0.94%	47,099
Small-Cap Value	0.94%	32,524
Large-Cap Growth	0.84%	-
Blue Chip 35 Index	0.15%	496,837
Managed Volatility	0.94%	50,322

*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. The Fund has recoupable expenses of $128,493, $121,419 and $128,110, which expire June 30, 2016, June 30, 2017 and June 30, 2018, respectively.

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the year ended June 30, 2015 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$ 2,260,311	$ 9,296,127
Ultra-Small Company	992,246	18,541,930
Ultra-Small Company Market	19,340,422	8,602,903
Small-Cap Momentum	5,117	71,446
Small-Cap Growth	254,664	1,162,840
Small-Cap Value	1,116,270	6,293,412

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the

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June 30, 2015

Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. Prior to July 1, 2015 for its services to all of the Bridgeway Funds, the Adviser was paid an aggregate annual fee of $535,000, payable in equal monthly installments. Effective July 1, 2015, the Adviser will be paid an aggregate annual fee of $590,000, payable in equal monthly installments.

Board of Directors Compensation Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Independent Directors are paid $6,250 per meeting for meeting fees. Such compensation is the total compensation from all Funds and is allocated among the Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2015 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$-	$273,191,835	$-	$292,847,364
Ultra-Small Company	-	124,906,478	-	135,337,696
Ultra-Small Company Market	-	126,768,842	-	157,126,678
Small-Cap Momentum	-	10,363,278	-	11,276,324
Small-Cap Growth	-	42,212,376	-	44,105,150
Small-Cap Value	-	57,083,711	-	65,615,458
Large-Cap Growth	-	132,420,742	-	43,442,573
Blue Chip 35 Index	-	136,520,125	-	114,767,299
Managed Volatility	-	17,729,508	-	10,474,314

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2015, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$ 40,532,678	$ 22,237,161	$140,020,138
Gross depreciation (excess of tax cost over value)	(9,638,989)	(5,737,397)	(24,835,499)
Net unrealized appreciation (depreciation)	$ 30,893,689	$ 16,499,764	$115,184,639
Cost of investments for income tax purposes	$230,821,041	$121,398,747	$334,323,573

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 524,636	$ 6,753,646	$ 8,656,132
Gross depreciation (excess of tax cost over value)	(87,793)	(1,064,829)	(5,765,499)
Net unrealized appreciation (depreciation)	$ 436,843	$ 5,688,817	$ 2,890,633
Cost of investments for income tax purposes	$5,003,601	$36,051,032	$79,222,325

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$ 20,182,585	$197,379,176	$ 8,383,828
Gross depreciation (excess of tax cost over value)	(5,125,853)	(6,036,239)	(1,442,514)
Net unrealized appreciation (depreciation)	$ 15,056,732	$191,342,937	$ 6,941,314
Cost of investments for income tax purposes	$147,649,523	$408,713,036	$56,815,251

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2015 and June 30, 2014, respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Distributions paid from:
Ordinary Income	$540,861	$1,735,698	$ 1,052,434	$ 2,464,929
Long-Term Capital Gain	-	-	27,750,353	17,948,088
Total	$540,861	$1,735,698	$28,802,787	$20,413,017

	Ultra-Small Company Market		Small-Cap Momentum
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Distributions paid from:
Ordinary Income	$ 2,780,087	$ 2,799,151	$282,147	$490,538
Long-Term Capital Gain	38,343,165	37,195,176	188,250	131,251
Total	$41,123,252	$39,994,327	$470,397	$621,789

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June 30, 2015

	Small-Cap Growth		Small-Cap Value

	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

Distributions paid from:
Ordinary Income	$ 21,907	$134,922	$ 581,377	$411,510

Total	$ 21,907	$134,922	$ 581,377	$411,510

	Large-Cap Growth		Blue Chip 35 Index

	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

Distributions paid from:
Ordinary Income	$330,018	$269,798	$11,713,217	$9,822,019

Total	$330,018	$269,798	$11,713,217	$9,822,019

	Managed Volatility

	Year Ended June 30, 2015	Year Ended June 30, 2014

Distributions paid from:
Ordinary Income	$ 59,691	$ 90,423

Total	$ 59,691	$ 90,423

As of June 30, 2015, the Funds had available for tax purposes, capital loss carryovers as follows:

	Aggressive Investors 1	Ultra-Small Company
Expiring 6/30/2017	$83,672,925	$1,203,654
6/30/2018	16,094,317	-

	Small-Cap Growth	Small-Cap Value
Expiring 6/30/2018	$13,110,417	$20,917,185

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

Expiring 6/30/2018	$12,765,670	$13,868,547	$4,158,560
6/30/2019	-	2,656,190	-

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. For Aggressive Investors 1 and Ultra-Small Company Funds, capital losses related to prior year reorganizations are subject to limitations under Internal Revenue Code Section 381-384. As of the date of the reorganizations, Aggressive Investors 1 and Ultra-Small Company had accumulated capital losses of $99,767,242 and $1,203,654, respectively, which are subject to limitation.

There are no capital loss carryovers for Ultra-Small Company Market Fund and Small-Cap Momentum Fund as of June 30, 2015.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

Capital loss carryovers utilized during the year ended June 30, 2015 were as follows:

Bridgeway Fund	Capital Loss Carryover Utilized

Aggressive Investors 1	$25,307,168
Ultra-Small Company	601,827
Small-Cap Growth	4,041,588
Small-Cap Value	5,688,882
Large-Cap Growth	7,237,893
Blue Chip 35 Index	5,687,442
Managed Volatility	927,552

Components of Accumulated Earnings (Deficit)  As of June 30, 2015, the components of accumulated earnings (deficit) on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Accumulated Net Investment Income (Loss)	$ 99,002	$ 1,116,193	$ -
Accumulated Net Realized Gain (Loss) on Investments*	(99,767,242)	(3,508,746)	26,469,812
Net Unrealized Appreciation/Depreciation of Investments	30,893,689	16,499,764	115,184,639

Total	$(68,774,551)	$14,107,211	$141,654,451

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value

Accumulated Net Investment Income (Loss)	$ 9,442	$ -	$ 941,370
Accumulated Net Realized Gain (Loss) on Investments*	115,288	(13,110,417)	(20,917,185)
Net Unrealized Appreciation/Depreciation of Investments	436,843	5,688,817	2,890,633

Total	$561,573	$ (7,421,600)	$(17,085,182)

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

Accumulated Net Investment Income (Loss)	$ 538,934	$ 7,344,268	$ 15,835
Accumulated Net Realized Gain (Loss) on Investments*	(12,765,670)	(16,524,737)	(4,158,560)
Net Unrealized Appreciation/Depreciation of Investments	15,056,732	191,342,937	6,941,314

Total	$ 2,829,996	$182,162,468	$ 2,798,589

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2016. The Ultra-Small Company Fund has elected to defer qualified short-term late-year losses of ($2,305,092). The Aggressive Investors 1, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index Fund, and Managed Volatility Funds have no deferred qualified late-year losses.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

For the fiscal year June 30, 2015, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Paid-in-Capital	$-	$-	$2,099,239
Undistributed Net Investment Income	-	(14,057)	222,437
Accumulated Net Realized Gain (Loss) on Investments	-	14,057	(2,321,676)

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value

Paid-in-Capital	$10,366	$(23,610)	$-
Undistributed Net Investment Income	(3,267)	23,610	5,432
Accumulated Net Realized Gain (Loss) on Investments	(7,099)	-	(5,432)

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

Paid-in-Capital	$-	$-	$-
Undistributed Net Investment Income	-	-	-
Accumulated Net Realized Gain (Loss) on Investments	-	-	-

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, redesignation of dividends paid, net operating loss, distributions in excess of profits and investments in real estate investment trusts, business development companies, grantor trusts, partnerships and passive foreign investment companies (PFICs).

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 17, 2015. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

For the year ended June 30, 2015, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.42%	$ 886,776	49	$1,688	$3,193,000
Ultra-Small Company	1.42%	897,115	113	3,944	3,973,000
Ultra-Small Company Market	1.41%	981,843	83	3,146	3,362,000
Small-Cap Growth	1.42%	354,579	38	525	809,000
Small-Cap Value	1.42%	438,449	78	1,326	1,156,000
Blue Chip 35 Index	1.42%	1,741,593	59	4,009	6,218,000
Managed Volatility	1.40%	1,565,000	1	60	1,565,000
Small Cap Momentum	1.42%	238,000	2	19	238,000
[1] Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On June 30, 2015, Ultra-Small Company, Small-Cap Value, and Blue Chip 35 Index had loans outstanding in the amounts of $128,000, $613,000 and $2,189,000, respectively, exclusive of interest payable on the loans.

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund and Managed Volatility Fund (the “Funds”), each a series of Bridgeway Funds, Inc., including the schedules of investments, as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund and Managed Volatility Fund as of June 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 27, 2015

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OTHER INFORMATION

June 30, 2015 (Unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2015. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2014.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2015. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there-under.

	Aggressive	Ultra-Small	Ultra-Small
	Investors 1	Company	Company Market
Corporate Dividends Received Deduction	100.00%	56.91%	100.00%
Qualified Dividend Income	100.00%	57.74%	100.00%
Qualified Interest Related Dividends	0.00%	0.00%	0.01%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%
	Small-Cap	Small-Cap	Small-Cap
	Momentum	Growth	Value
Corporate Dividends Received Deduction	16.31%	99.92%	98.68%
Qualified Dividend Income	16.80%	99.92%	100.00%
Qualified Interest Related Dividends	0.00%	0.00%	0.00%
Qualified Short Term Capital Gain Dividends	100.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%
	Large-Cap	Blue Chip	Managed
	Growth	35 Index	Volatility
Corporate Dividends Received Deduction	100.00%	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%	100.00%
Qualified Interest Related Dividends	0.02%	0.00%	5.50%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	5.45%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut, the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

During the fiscal year ended June 30, 2015, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Aggressive	Ultra-Small	Ultra-Small	Small-Cap
	Investors 1	Company	Company Market	Momentum
Ordinary Income Distributions	$540,861	$1,052,434	$2,780,087	$282,147
Equalization Debits Included in Ordinary Income Distributions	-	-	12,590	3,209
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	2,086,649	7,157
Long-Term Capital Gain Distributions	-	27,750,353	38,343,165	188,250

	Small-Cap	Small-Cap	Large-Cap	Blue Chip
	Growth	Value	Growth	35 Index	Managed Volatility
Ordinary Income Distributions	$21,907	$581,377	$330,018	$11,713,217	$59,691

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OTHER INFORMATION (continued)

June 30, 2015 (Unaudited)

2. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2015 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

The Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter (i) by the vote of the Directors or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Directors (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each fund’s Management Agreement, including the services and support provided to each fund by the Adviser, the Adviser’s compliance program, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. In addition, the Board receives updated financial information on the Adviser and updates related to strategic direction and marketing efforts between meetings from the Adviser.

On May 15, 2015, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, Company counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to give consideration to information bearing on the continuation of the Management Agreement with respect to the following funds: Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund (each a “Fund” and collectively, the “Funds”). In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to their consideration of the renewal of each Fund’s Management Agreement. In response to that request, the Independent Directors were furnished with a wide variety of information with respect to each Fund, including:

•	investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds (the “peer funds”);

•	the nature, extent and quality of services provided by the Adviser to each Fund, including investment advisory and administrative services;

•	actual management fees paid by each Fund to the Adviser;

•	the Adviser’s costs of providing services to each Fund and the profitability of the Adviser derived from its relationship with each Fund;

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OTHER INFORMATION (continued)

June 30, 2015 (Unaudited)

•	the extent to which economies of scale may be present and if so, the degree to which they would be shared with the Fund’s shareholders;

•	any “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with each Fund; and

•	information regarding the structure of the advisory fees, the method of computing fees and the frequency of payment of fees and any expense limitation or fee waiver arrangements for each Fund.

The Independent Directors also met telephonically with Independent Legal Counsel prior to the Meeting to review and discuss the information provided by the Adviser. Moreover, the Independent Directors also met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement outside the presence of management during the Meeting.

In considering the aforementioned information, the Independent Directors took into account management style, investment strategies and prevailing market conditions. Furthermore, in evaluating the Management Agreement, the Directors also reviewed information provided by the Adviser concerning the following:

•	the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund in accordance with each Fund’s investment objectives, policies and restrictions and how those services and fees differ from the Adviser’s services to non-mutual fund accounts, to the extent applicable;

•	the services provided by the Adviser under a separate Administrative Services Agreement and the fact that those services were provided at approximately cost to the Funds, although it was noted the annual fee under the Administrative Services Agreement was proposed to be increased at the Meeting;

•	the Adviser’s specialized skills and experience in statistical analysis and investment management and trading;

•	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other Adviser clients;

•	the Adviser’s risk assessment and risk management capabilities;

•	the fact that the Adviser continues to use no soft dollars; and

•	the financial condition and stability of the Adviser, including supplemental financial information provided upon the request of the Independent Directors periodically during the year.

In examining the nature, extent and quality of the services provided by the Adviser, the Independent Directors were pleased that the Funds continue to have access to the Adviser’s specialized skills and experience in statistical analysis and investment management and trading, and viewed those skills as relatively unique within the investment management industry. The Independent Directors were satisfied that staffing levels at the Adviser were adequate and appropriate in view of the Funds’ operations.

In examining investment performance, the Independent Directors reviewed performance information as of December 31, 2014 for each Fund and considered the following:

•	With regard to the Aggressive Investors 1 Fund, the Independent Directors noted that the Fund has outperformed its peer funds and benchmark index for the past three-year and five-year periods and has significantly outperformed its benchmark index since inception.

•	With regard to the Ultra-Small Company Fund, the Independent Directors noted that the Fund has outperformed its peer funds and benchmark index for the past three-year period, outperformed its peers but lagged its benchmark index for the past five-year period and has significantly outperformed its benchmark index since inception. The

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OTHER INFORMATION (continued)

June 30, 2015 (Unaudited)

Independent Directors also considered that the Fund’s performance has been negatively impacted by macro-driven markets but has performed well in the recent more favorable market environment.

•	With regard to the Ultra-Small Company Market Fund, the Independent Directors noted that the Fund has outperformed its peer funds and its benchmark index for the past three-year and five-year periods and slightly lagged its benchmark index since inception (although by less than the Fund’s expense ratio).

•	With regard to the Small-Cap Growth Fund, the Independent Directors noted that: (i) the Fund has lagged its peer funds and benchmark index for the past five-year period and lagged its benchmark index since inception; and (ii) the Fund has outperformed its peers and benchmark index for the past three-year period. However, the Independent Directors also considered that the Fund’s performance has been negatively impacted by macro-driven markets and noted that the Adviser made some refinements to its investment process approximately three years ago and that the Adviser believes these refinements are having a positive impact on the Fund.

•	With regard to the Small-Cap Value Fund, the Independent Directors noted that the Fund has outperformed its peer funds and benchmark index for the past three-year and five-year periods and has slightly lagged its benchmark index since inception.

•	With regard to the Large-Cap Growth Fund, the Independent Directors noted that the Fund has outperformed its peer funds and benchmark index for the past three-year and five-year periods and has slightly lagged its benchmark index since inception.

•	With regard to the Blue Chip 35 Index Fund, the Independent Directors noted that the Fund has lagged its peer funds and benchmark index for the past three-year and five-year periods and outperformed its benchmark index since inception. The Independent Directors also considered that the Blue Chip 35 Index Fund is a passively managed fund whose peer funds have a significantly lower average market capitalization and that this difference in average capitalization was the primary reason for the difference in performance compared to peer funds as well as its benchmark index.

•	With regard to the Managed Volatility Fund, the Independent Directors noted that the Fund has lagged its peer funds and benchmark index for the three-year and five-year periods and lagged its benchmark index since inception. However, the Independent Directors also considered that in 10 out of 13 years since inception, the fund has captured at least 40% of the S&P 500 return in up years and 40% or less of the S&P 500 return in down years, which is consistent with the design of the Fund.

•	With regard to the Small-Cap Momentum Fund, the Independent Directors noted that, during this Fund’s relatively short operating history, it has lagged its peer funds and benchmark index for the past one-year and three-year periods and has lagged its benchmark index since inception. The Independent Directors also considered that analysis performed by the Adviser indicates that performance is in line with the design of the fund but that it has been an extended unfavorable period for the risk-adjusted momentum approach used by this Fund.

In examining fees and expenses, the Independent Directors considered the following:

•	With respect to the Aggressive Investors 1 Fund, the management fee is performance-based and adjusts higher or lower in a range in response to investment results. The Aggressive Investors 1 Fund’s management fee is higher than peer funds, partially due to the performance based portion. However, total expenses are significantly lower than peer funds.

•	With respect to the Ultra-Small Company Fund, the management fee and total expenses are significantly lower than peer funds.

•	With respect to the Ultra-Small Company Market Fund, the management fee and total expenses are significantly lower than peer funds.

121	Annual Report | June 30, 2015

OTHER INFORMATION (continued)

June 30, 2015 (Unaudited)

•	With respect to each of the Small-Cap Growth Fund, Small-Cap Value Fund and Large-Cap Growth Fund, the management fee is performance-based and adjusts higher or lower in a range in response to investment results. Each such Fund’s management fee and overall expenses were significantly lower than its respective peer funds.

•	With respect to each of the Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund, the management fee and total expenses are significantly lower than their respective peer funds.

In addition, the Independent Directors considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain levels. The Independent Directors also reviewed the fees the Adviser charged to other funds (for which the Adviser serves as subadviser) and separately managed accounts, as applicable, and evaluated the differences in fees and services provided to the Funds and such other separately managed accounts.

In examining profitability, the Independent Directors considered that the Adviser was operating some Funds at a loss, which negatively impacted the Adviser’s overall financial results. However, the Independent Directors also considered that the Adviser has significant financial resources to support ongoing operations and future growth despite currently operating some of the Funds at a loss and that the Adviser had experienced improved overall financial performance results in 2014 as compared to 2013.

With regard to economies of scale, the Independent Directors noted that the Aggressive Investors 1 Fund and Ultra-Small Company Fund each have fee breakpoints in their management fee schedules and that the Aggressive Investors 1 Fund is at a size currently to benefit from such breakpoints. The Independent Directors noted that although the Ultra-Small Company Fund is not currently at an asset level at which it can take advantage of the breakpoints contained in its fee schedule, the fee schedules is structured so that when the assets of the Fund increase, economies of scale may be shared for the benefit of shareholders. Although the Ultra-Small Company Market Fund does not have fee breakpoints in its management fee schedule, the Adviser represented that it believes that the Fund does not exhibit significant economies of scale because it involves intensive and time-consuming portfolio and trading management because trades are small and oftentimes less liquid, so they may take longer to execute. As a result, the Adviser indicated that an increase in assets of the Ultra-Small Company Market Fund does not necessarily lead to economies of scale. Although the Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund do not have fee breakpoints in their management fee schedules, the Adviser indicated that these Funds were priced low relative to peers and ahead of the economies of scale curve at launch. In view of asset sizes and fee structures, the Independent Directors were satisfied that shareholders were not missing the opportunity to benefit from economies of scale if they were available.

In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Independent Directors noted that the Adviser continues to use no soft dollars and that its administrative services to the Funds are structured to approximate an at-cost relationship.

After extensive discussion and consideration among themselves, and with the Adviser, Company counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel outside the presence of management, the Independent Directors concluded the following:

•	the nature, extent and quality of the Adviser’s services were appropriate and consistent with the terms of the Management Agreement and mutual fund industry norms;

•	the investment performance of each Fund was either acceptable or better or subject to reasonable steps by the Adviser to monitor or address underperformance;

•	the management fees and overall expense levels, after taking into account any applicable management fee and expense waivers, were reasonable;

•	the costs of services provided by the Adviser to each Fund were fair and reasonable in relation to the services and benefits provided to each Fund; and

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OTHER INFORMATION (continued)

June 30, 2015 (Unaudited)

•	the shareholders of each Fund have appropriately benefitted from economies of scale, either directly through expense caps, fee waivers and/or breakpoints, or were not missing the opportunity to benefit from economies of scale in view of asset sizes and fee structures.

Based on all relevant information and factors, the Board, including a majority of its Independent Directors, unanimously approved the renewal of the Management Agreement with respect to each Fund. In view of the broad scope and variety of factors and information, the Directors did not identify any single factor as being of paramount importance in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund. Rather, the approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

123	Annual Report | June 30, 2015

DISCLOSURE OF FUND EXPENSES

June 30, 2015 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2015 and held until June 30, 2015.

Actual Expenses.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/15	Ending Account Value at 6/30/15	Expense Ratio	Expenses Paid During Period* 1/1/15 - 6/30/15

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$ 996.00	1.42%	$7.03
Hypothetical Fund Return	$1,000.00	$1,017.75	1.42%	$7.10

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$ 957.40	1.12%	$5.44
Hypothetical Fund Return	$1,000.00	$1,019.24	1.12%	$5.61

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,018.30	0.73%	$3.65
Hypothetical Fund Return	$1,000.00	$1,021.17	0.73%	$3.66

Bridgeway Small-Cap Momentum Fund
Actual Fund Return	$1,000.00	$1,057.70	0.90%	$4.59
Hypothetical Fund Return	$1,000.00	$1,020.33	0.90%	$4.51

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,109.50	0.94%	$4.92
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,000.00	0.94%	$4.66
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

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DISCLOSURE OF FUND EXPENSES (continued)

June 30, 2015 (Unaudited)

	Beginning Account Value at 1/1/15	Ending Account Value at 6/30/15	Expense Ratio	Expenses Paid During Period* 1/1/15 - 6/30/15

Bridgeway Large-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,048.70	0.80%	$4.06
Hypothetical Fund Return	$1,000.00	$1,020.83	0.80%	$4.01

Bridgeway Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$1,006.80	0.15%	$0.75
Hypothetical Fund Return	$1,000.00	$1,024.05	0.15%	$0.75

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,002.90	0.94%	$4.67
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

125	Annual Report | June 30, 2015

DIRECTORS & OFFICERS

June 30, 2015

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 61	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 60	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Eleven	None

Miles Douglas Harper, III* Age 52	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Eleven	Calvert Social Investment Fund (8 Portfolios), Calvert Social Index Series, Inc. (1 Portfolio), Calvert Impact Fund (4 Portfolios), Calvert World Values Fund (3 Portfolios)

Evan Harrel Age 54	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 2012; Executive Director, Small Steps Nurturing Center, 2004 to 2012.	Eleven	None

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DIRECTORS & OFFICERS (continued)

June 30, 2015

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 59	President and Director	Term: 1 Year Length: 1993 to Present.

Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and since June 2015; President, Bridgeway Funds, since June 2015; Vice President, Bridgeway Funds, 2005 to May 2015.

				Eleven	None

127	Annual Report | June 30, 2015

DIRECTORS & OFFICERS (continued)

June 30, 2015

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 57	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 53	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., since 2004; Staff member, Bridgeway Capital Management, Inc., since 2004.	N/A	None

Deborah L. Hanna Age 50	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 60	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010; Prior to 2010, Director of Portfolio Operations, Invesco.	N/A	None

*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	John Montgomery is chairman, president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

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THIS PAGE INTENTIONALLY LEFT BLANK

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

A no-load mutual fund family of domestic funds

Annual Report

June 30, 2015

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2015 (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Omni Small-Cap Value	-0.32%	1.57%	-1.48%	16.77%	8/31/2011	0.73%[1]	0.62%[1]
Omni Tax-Managed Small-Cap Value	-0.41%	2.02%	-1.62%	11.29%	12/31/2010	0.72%[1]	0.61%[1]

[1]	Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2015.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2015

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data and evidence to develop investment solutions. The construction of our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds is based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Performance across domestic equity markets was mixed for the June 2015 quarter. Broad market returns for the quarter were up slightly, 0.14% as represented by the Russell 3000 Index.

For the fiscal year ended June 30, 2015, broad market stocks were up 7.29%, as represented by the Russell 3000 Index. Returns among growth stocks outperformed value stocks across the market cap spectrum. Small-cap growth stocks led the way, up 12.34%, followed by large-cap growth stocks, up 10.56%.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stocks.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Fiscal Year Ended June 30, 2015

	Quarter	Fiscal Year
Best Performing	1.98% Russell 2000 Growth Index	12.34% Russell 2000 Growth Index
	0.27% Russell 3000 Growth Index	10.69% Russell 3000 Growth Index
	0.12% Russell 1000 Growth Index	10.56% Russell 1000 Growth Index
	0.11% Russell 1000 Value Index	9.45% Russell Midcap Growth Index
	0.00% Russell 3000 Value Index	4.13% Russell 1000 Value Index
	-1.14% Russell Midcap Growth Index	3.86% Russell 3000 Value Index
	-1.20% Russell 2000 Value Index	3.67% Russell Midcap Value Index
Worst Performing	-1.97% Russell Midcap Value Index	0.78% Russell 2000 Value Index

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and risk premium exposure with low tracking error. These Funds were designed to capture the size and style benefits within the small-cap value asset class.

2	Annual Report | June 30, 2015

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2015

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2015, our Fund declined 0.32%, outperforming our primary market benchmark, the Russell 2000 Value Index (-1.20%).

For the fiscal year, our Fund declined 1.48%, underperforming our primary benchmark, the Russell 2000 Value Index (+0.78%).

The table below presents our June quarter, one-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2015

			Annualized
	Quarter	1 Year	Since Inception (8/31/11)

Omni Small-Cap Value Fund	-0.32%	-1.48%	16.77%
Russell 2000 Value Index	-1.20%	0.78%	15.24%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2015, Omni Small-Cap Value Fund ranked 243rd of 312 small-cap value funds for the 12 months ended June 30, 2015 and 81st of 249 such funds since inception in August, 2011. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

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Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 8/31/11 to 6/30/15

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2015, we held 614 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

Our design tilt toward deeper value and smaller stocks contributed positively to relative performance. By design, the Fund does not hold Utility sector stocks or Real Estate Investment Trusts (REITs). Those assets had weak relative returns during the quarter, which helped the Fund’s relative performance. Our Fund’s higher weighting in Financial sector stocks other than REITs contributed to relative returns, while holdings in the Energy sector had a negative effect.

Detailed Explanation of Fiscal Year Performance

Our Fund’s investment in deeper value stocks versus the Index detracted from our relative performance for the fiscal year. Our Fund’s overweighted position in the Energy sector also hurt performance, as Energy was the worst performing sector for the year.

Top Ten Holdings as of June 30, 2015

Rank	Description	Industry	% of Net Assets
1	Amedisys, Inc.	Health Care Providers & Services	0.8%
2	OM Group, Inc.	Chemicals	0.8%
3	Ebix, Inc.	Software	0.8%
4	Fresh Del Monte Produce, Inc.	Food Products	0.7%
5	Post Holdings, Inc.	Food Products	0.7%
6	Perry Ellis International, Inc.	Textiles, Apparel & Luxury Goods	0.7%
7	TravelCenters of America LLC	Specialty Retail	0.7%
8	Hawaiian Holdings, Inc.	Airlines	0.7%
9	Scholastic Corp.	Media	0.7%
10	Cooper-Standard Holding, Inc.	Auto Components	0.7%
	Total		7.3%

4	Annual Report | June 30, 2015

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2015

	% of Portfolio	% of Russell 2000 Value Index	Difference
Consumer Discretionary	14.5%	10.8%	3.7%
Consumer Staples	4.6%	3.0%	1.6%
Energy	8.3%	6.3%	2.0%
Financials	34.9%	41.7%	-6.8%
Health Care	5.0%	4.2%	0.8%
Industrials	15.6%	12.4%	3.2%
Information Technology	11.6%	10.3%	1.3%
Materials	3.9%	3.9%	0.0%
Telecommunication Services	1.6%	0.9%	0.7%
Utilities	0.0%	6.5%	-6.5%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

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Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
COMMON STOCKS - 99.80%
Aerospace & Defense - 1.30%
AAR Corp.+	92,600	$2,951,162
Arotech Corp.*+	162,800	392,348
Breeze-Eastern Corp.*	625	7,188
Cubic Corp.	5,000	237,900
Ducommun, Inc.*	62,770	1,611,306
Erickson, Inc.*+	1,417	6,150
LMI Aerospace, Inc.*+	35,000	350,350
National Presto Industries, Inc.+	5,020	403,206
Sypris Solutions, Inc.	6,400	9,280

		5,968,890

Air Freight & Logistics - 0.83%
Air T, Inc.*	2,800	58,688
Air Transport Services Group, Inc.*	260,200	2,729,498
Atlas Air Worldwide Holdings, Inc.*	18,800	1,033,248

		3,821,434

Airlines - 1.26%
Hawaiian Holdings, Inc.*	135,634	3,221,308
Republic Airways Holdings, Inc.*	130,550	1,198,449
SkyWest, Inc.	91,800	1,380,672

		5,800,429

Auto Components - 2.15%
China Automotive Systems, Inc.*+	28,200	237,444
China XD Plastics Co., Ltd.*+	100,900	608,427
Cooper Tire & Rubber Co.	14,000	473,620
Cooper-Standard Holding, Inc.*	51,000	3,134,970
Fuel Systems Solutions, Inc.*+	60,122	449,713
Modine Manufacturing Co.*	84,000	901,320
Remy International, Inc.	21,600	477,576
Shiloh Industries, Inc.*+	15,000	194,250
SORL Auto Parts, Inc.*+	129,900	423,474
Spartan Motors, Inc.+	22,000	100,760
Stoneridge, Inc.*	55,900	654,589
Strattec Security Corp.	1,300	89,310
Superior Industries International, Inc.	115,400	2,112,974

		9,858,427

Beverages - 0.04%
MGP Ingredients, Inc.	11,318	190,369

Industry Company	Shares	Value

Building Products - 0.98%
Alpha Pro Tech, Ltd.*	26,743	$ 59,904
Gibraltar Industries, Inc.*	81,850	1,667,284
Griffon Corp.	140,900	2,243,128
Universal Forest Products, Inc.	10,000	520,300

		4,490,616

Capital Markets - 1.59%
Arlington Asset Investment Corp., Class A+	13,700	267,972
BlackRock Capital Investment Corp.	35,000	319,900
Calamos Asset Management, Inc., Class A	64,300	787,675
Cowen Group, Inc., Class A*	105,900	677,760
FBR & Co.*+	21,600	499,824
Gladstone Capital Corp.+	31,900	252,010
INTL FCStone, Inc.*	2,200	73,128
Investment Technology Group, Inc.	57,050	1,414,840
JMP Group LLC+	87,300	680,940
KCG Holdings, Inc., Class A*	35,000	431,550
MCG Capital Corp.	50,000	228,000
OFS Capital Corp.	28,708	344,496
Oppenheimer Holdings, Inc., Class A	31,093	817,124
Piper Jaffray Cos.*	11,400	497,496

		7,292,715

Chemicals - 1.96%
Core Molding Technologies, Inc.*	17,000	388,280
Gulf Resources, Inc.*	153,200	316,358
Intrepid Potash, Inc.*	93,600	1,117,584
KMG Chemicals, Inc.	58,200	1,480,608
Kraton Performance Polymers, Inc.*	85,750	2,047,710
OM Group, Inc.	108,300	3,638,880

		8,989,420

Commercial Banks - 17.79%
1st Source Corp.	78,952	2,693,842
Access National Corp.	2,700	52,488
American National Bankshares, Inc.	21,800	519,058
American River Bankshares*	21,300	198,516
AmeriServ Financial, Inc.	5,000	16,650

6	Annual Report | June 30, 2015

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Bank of Commerce Holdings	45,300	$ 259,569
Bank of the Ozarks, Inc.	17,812	814,899
Banner Corp.	11,450	548,798
Bar Harbor Bankshares+	11,250	398,588
Baylake Corp.+	3,000	37,950
BBCN Bancorp, Inc.	15,000	221,850
BCB Bancorp, Inc.	10,400	127,088
BNC Bancorp	73,844	1,427,405
Boston Private Financial Holdings, Inc.	10,000	134,100
BSB Bancorp, Inc.*	31,633	699,406
C&F Financial Corp.	1,200	44,460
Camden National Corp.	9,500	367,650
Capital City Bank Group, Inc.	48,750	744,412
Cardinal Financial Corp.	25,000	544,750
Carolina Bank Holdings, Inc.*+	11,500	139,322
Central Pacific Financial Corp.	25,000	593,750
Central Valley Community Bancorp	20,000	236,600
Century Bancorp, Inc., Class A	15,200	618,032
Chemical Financial Corp.	61,500	2,033,190
Chemung Financial Corp.+	13,500	357,480
Citizens & Northern Corp.	15,000	308,250
Civista Bancshares, Inc.	2,000	21,600
CNB Financial Corp.	29,000	533,600
Codorus Valley Bancorp, Inc.	3,990	80,718
Community Bankers Trust Corp.*+	5,000	24,850
Community Trust Bancorp, Inc.	17,500	610,225
Customers Bancorp, Inc.*	20,000	537,800
Enterprise Bancorp, Inc.+	11,775	276,006
Enterprise Financial Services Corp.	27,700	630,729
Farmers Capital Bank Corp.*	18,400	523,112
Farmers National Banc Corp.+	150	1,238
Fidelity Southern Corp.+	55,723	971,809
Financial Institutions, Inc.	39,300	976,212
First Bancorp	49,571	826,844
First Bancorp, Inc.+	1,295	25,175
First BanCorp.*	327,800	1,579,996
First Busey Corp.	55,710	366,015
First Business Financial Services, Inc.	2,800	131,264

Industry Company	Shares	Value

Commercial Banks (continued)
First Commonwealth Financial Corp.	158,300	$1,518,097
First Community Bancshares, Inc.	44,000	801,680
First Connecticut Bancorp, Inc.	16,100	255,507
First Financial Bancorp	66,600	1,194,804
First Financial Corp.	37,000	1,323,120
First Internet Bancorp+	1,500	36,750
First Interstate BancSystem, Inc., Class A	95,200	2,640,848
First Merchants Corp.	79,311	1,958,982
First Midwest Bancorp, Inc.	129,000	2,447,130
First of Long Island Corp. (The)	12,000	332,640
First United Corp.*	5,000	43,300
Flushing Financial Corp.	44,297	930,680
German American Bancorp, Inc.	13,000	382,850
Great Southern Bancorp, Inc.	26,900	1,133,566
Hampton Roads Bankshares, Inc.*+	386,754	804,448
Heartland Financial USA, Inc.	41,600	1,548,352
Heritage Commerce Corp.	28,100	270,041
Heritage Financial Corp.	60,260	1,076,846
Heritage Oaks Bancorp	200	1,574
HomeTrust Bancshares, Inc.*	2,961	49,626
Horizon Bancorp+	3,150	78,624
Hudson Valley Holding Corp.	25,200	710,892
Independent Bank Corp., MA+	6,500	304,785
Independent Bank Corp., MI	75,625	1,025,475
International Bancshares Corp.	90,687	2,436,760
Lakeland Bancorp, Inc.	102,050	1,213,374
Landmark Bancorp, Inc.	1,000	24,260
LNB Bancorp, Inc.	26,672	493,432
Macatawa Bank Corp.+	13,200	69,960
MainSource Financial Group, Inc.	67,400	1,479,430
MB Financial, Inc.	17,400	599,256
MBT Financial Corp.*	60,322	346,248
Mercantile Bank Corp.	31,600	676,556
Merchants Bancshares, Inc.	5,000	165,350
Metro Bancorp, Inc.	27,300	713,622
Middleburg Financial Corp.	21,400	385,200
MidSouth Bancorp, Inc.	22,500	343,350
MidWestOne Financial Group, Inc.	15,000	493,800

www.bridgeway.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Monarch Financial Holdings, Inc.	13,662	$ 171,458
MutualFirst Financial, Inc.	10,900	253,207
National Bankshares, Inc.+	2,500	73,150
National Penn Bancshares, Inc.	25,000	282,000
NBT Bancorp, Inc.	13,000	340,210
NewBridge Bancorp	96,700	863,531
Northrim BanCorp, Inc.+	30,445	780,305
OFG Bancorp+	92,600	988,042
Old Line Bancshares, Inc.+	50	794
Old National Bancorp	20,000	289,200
Old Second Bancorp, Inc.*	54,750	361,350
Orrstown Financial Services, Inc.	16,800	271,824
Pacific Continental Corp.	55,500	750,915
Pacific Mercantile Bancorp*	20,000	151,800
Park Sterling Corp.	48,852	351,734
Parke Bancorp, Inc.+	300	3,849
Peapack Gladstone Financial Corp.	6,894	153,185
Peoples Bancorp, Inc.	29,200	681,528
Pinnacle Financial Partners, Inc.	18,700	1,016,719
Preferred Bank	35,700	1,072,785
Premier Financial Bancorp, Inc.	25,200	389,340
QCR Holdings, Inc.	2,000	43,520
Renasant Corp.+	47,946	1,563,040
Republic Bancorp, Inc., Class A	21,550	553,835
Republic First Bancorp, Inc.*+	37,000	128,390
S&T Bancorp, Inc.	49,300	1,458,787
Salisbury Bancorp, Inc.	1,183	36,910
Sandy Spring Bancorp, Inc.	24,000	671,520
SB Financial Group, Inc.+	400	4,236
Shore Bancshares, Inc.*	11,112	104,786
Sierra Bancorp	45,000	778,950
South State Corp.	14,506	1,102,311
Southern National Bancorp of Virginia, Inc.	20,000	221,600
Southwest Bancorp, Inc.	32,900	612,269
State Bank Financial Corp.	97,384	2,113,233
Sun Bancorp, Inc.*	10,000	192,500
Tompkins Financial Corp.	12,808	688,046
TowneBank+	10,000	162,900
Trico Bancshares	37,400	899,470
TriState Capital Holdings, Inc.*	50,000	646,500

Industry Company	Shares	Value

Commercial Banks (continued)
Trustmark Corp.	32,100	$ 801,858
Union Bankshares Corp.	60,966	1,416,850
United Community Banks, Inc.	35,650	744,016
Univest Corp. of Pennsylvania	62,600	1,274,536
WesBanco, Inc.	70,273	2,390,687
Wilshire Bancorp, Inc.	40,000	505,200
Yadkin Financial Corp.*	38,452	805,569

		81,734,956

Commercial Services & Supplies - 2.71%
ACCO Brands Corp.*	333,000	2,587,410
Acme United Corp.	735	13,304
Brink’s Co. (The)	22,000	647,460
Command Security Corp.*	26,800	54,404
Ecology & Environment, Inc., Class A+	3,500	36,470
EnerNOC, Inc.*	124,100	1,203,770
Ennis, Inc.	136,892	2,544,822
Heritage-Crystal Clean, Inc.*	13,954	205,124
Kimball International, Inc., Class B	107,200	1,303,552
McGrath RentCorp	2,300	69,989
Multi-Color Corp.	22,400	1,430,912
Quad/Graphics, Inc.	70,000	1,295,700
RR Donnelley & Sons Co.	24,597	428,726
TRC Cos., Inc.*	10,600	107,590
Versar, Inc.*	8,600	33,884
Viad Corp.	17,400	471,714

		12,434,831

Communications Equipment - 0.55%
Bel Fuse, Inc., Class B	18,500	379,620
Black Box Corp.	51,561	1,031,220
Blonder Tongue Laboratories*	10,000	7,700
ClearOne, Inc.	27,500	354,888
Communications Systems, Inc.	4,150	43,616
Harmonic, Inc.*	28,700	196,021
NETGEAR, Inc.*	10,000	300,200
Polycom, Inc.*	20,700	236,808

		2,550,073

Computers & Peripherals - 0.06%
Concurrent Computer Corp.	3,600	22,320
Hutchinson Technology, Inc.*+	100,900	172,539

8	Annual Report | June 30, 2015

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Computers & Peripherals (continued)
USA Technologies, Inc.*+	25,000	$ 67,500

		262,359

Construction & Engineering - 0.97%
Aegion Corp.*	71,800	1,359,892
Goldfield Corp. (The)*	121,000	200,860
Great Lakes Dredge & Dock Corp.*	255,000	1,519,800
Integrated Electrical Services, Inc.*	2,717	19,291
MYR Group, Inc.*	12,100	374,616
Northwest Pipe Co.*	33,295	678,219
Orion Marine Group, Inc.*	43,920	317,102

		4,469,780

Consumer Finance - 1.07%
Asta Funding, Inc.*	37,900	317,602
Cash America International, Inc.	10,200	267,138
Consumer Portfolio Services, Inc.*+	97,000	606,250
Encore Capital Group, Inc.*+	10,000	427,400
Ezcorp, Inc., Class A*	33,900	251,877
Green Dot Corp., Class A*	72,000	1,376,640
Nelnet, Inc., Class A	25,800	1,117,398
Nicholas Financial, Inc.*+	25,000	318,000
Regional Management Corp.*	12,700	226,822

		4,909,127

Distributors - 0.15%
AMCON Distributing Co.	800	62,248
VOXX International Corp.*	56,500	467,820
Weyco Group, Inc.	5,000	149,100

		679,168

Diversified Consumer Services - 0.62%
K12, Inc.*	70,600	893,090
Lincoln Educational Services Corp.	5,000	10,100
Regis Corp.*	121,750	1,918,780
Universal Technical Institute, Inc.	5,000	43,000

		2,864,970

Diversified Financial Services - 1.04%
Enova International, Inc.*	9,333	174,340
Gain Capital Holdings, Inc.	47,599	455,046
Interactive Brokers Group, Inc., Class A	51,150	2,125,794

Industry Company	Shares	Value

Diversified Financial Services (continued)
Marlin Business Services Corp.	2,100	$ 35,448
PHH Corp.*	69,550	1,810,386
Resource America, Inc., Class A+	291	2,447
Sterling Bancorp+	10,000	147,000
Summit Financial Group, Inc.	2,115	23,709

		4,774,170

Diversified Telecommunication Services - 1.26%
Alaska Communications Systems Group, Inc.*	178,400	428,160
Atlantic Tele-Network, Inc.	11,300	780,604
General Communication, Inc., Class A*	82,650	1,405,876
Hawaiian Telcom Holdco, Inc.*	29,500	769,950
Iridium Communications, Inc.*+	241,325	2,193,644
Premiere Global Services, Inc.*	20,700	213,003

		5,791,237

Electrical Equipment - 0.32%
Broadwind Energy, Inc.*	75,000	318,000
GrafTech International, Ltd.*	80,500	399,280
Highpower International, Inc.*+	25,923	99,285
II-VI, Inc.*	13,000	246,740
LSI Industries, Inc.	15,000	140,100
Orion Energy Systems, Inc.*	74,300	186,493
Preformed Line Products Co.	1,000	37,720
Ultralife Corp.*	7,350	30,796

		1,458,414

Electronic Equipment, Instruments & Components - 2.59%
Benchmark Electronics, Inc.*	79,700	1,735,866
Fabrinet*	30,050	562,837
GSI Group, Inc.*	9,600	144,288
Insight Enterprises, Inc.*	29,800	891,318
Iteris, Inc.*	87,000	153,990
Key Tronic Corp.*	22,000	239,140
Kimball Electronics, Inc.*	50,400	735,336
PAR Technology Corp.*	101,800	499,838
PCM, Inc.*	8,769	87,953
Planar Systems, Inc.*+	10,000	43,600
Rofin-Sinar Technologies, Inc.*	5,000	138,000

www.bridgeway.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components (continued)
Sanmina Corp.*	142,700	$ 2,876,832
ScanSource, Inc.*	16,000	608,960
Sigmatron International, Inc.*+	13,000	118,300
SMTC Corp.*	7,500	12,450
TTM Technologies, Inc.*	151,538	1,513,865
Vishay Precision Group, Inc.*	101,448	1,527,807
Wireless Telecom Group, Inc.*	10,000	21,700

		11,912,080

Energy Equipment & Services - 2.99%
Basic Energy Services, Inc.*	70,100	529,255
C&J Energy Services, Ltd.*	81,300	1,073,160
CARBO Ceramics, Inc.+	16,820	700,217
Checkpoint Systems, Inc.	17,000	173,060
ENGlobal Corp.*	83,200	112,320
Era Group, Inc.*	11,000	225,280
Gulf Island Fabrication, Inc.	13,503	150,829
Gulfmark Offshore, Inc., Class A+	13,000	150,800
Helix Energy Solutions Group, Inc.*	15,000	189,450
ION Geophysical Corp.*	50,000	53,500
Natural Gas Services Group, Inc.*	29,800	680,036
Newpark Resources, Inc.*	85,000	691,050
Parker Drilling Co.*	221,250	734,550
PHI, Inc.*	90,200	2,707,804
Pioneer Energy Services Corp.*	329,940	2,091,820
SEACOR Holdings, Inc.*	26,000	1,844,440
Tesco Corp.	94,505	1,030,104
Unit Corp.*	22,000	596,640

		13,734,315

Food & Staples Retailing - 1.58%
Andersons, Inc. (The)	58,100	2,265,900
Ingles Markets, Inc., Class A	49,800	2,378,946
SpartanNash Co.	56,146	1,826,991

Village Super Market, Inc., Class A	1,709	54,158
Weis Markets, Inc.	17,500	737,625

		7,263,620

Food Products - 2.19%
Fresh Del Monte Produce, Inc.	88,000	3,402,080
John B. Sanfilippo & Son, Inc.	9,200	477,480

Industry Company	Shares	Value

Food Products (continued)
Omega Protein Corp.*	123,750	$ 1,701,562
Post Holdings, Inc.*+	62,000	3,343,660
Seneca Foods Corp., Class A*	40,100	1,113,577

		10,038,359

Health Care Equipment & Supplies - 0.73%
AngioDynamics, Inc.*	74,400	1,220,160
Exactech, Inc.*	17,500	364,525
Invacare Corp.	47,900	1,036,077
Kewaunee Scientific Corp.	3,000	49,320
Merit Medical Systems, Inc.*	20,000	430,800
Symmetry Surgical, Inc.*	31,250	272,500

		3,373,382

Health Care Providers & Services - 4.28%
Almost Family, Inc.*	24,600	981,786
Amedisys, Inc.*	93,950	3,732,634
Amsurg Corp.*	28,550	1,997,073
Five Star Quality Care, Inc.*	146,300	702,240
InfuSystems Holdings, Inc.*+	36,100	115,159
Kindred Healthcare, Inc.	81,350	1,650,592
LHC Group, Inc.*	38,000	1,453,500
Magellan Health, Inc.*	26,225	1,837,586
Molina Healthcare, Inc.*	30,950	2,175,785
National Healthcare Corp.	13,000	844,870
PharMerica Corp.*	72,050	2,399,265
Premier, Inc., Class A*	12,500	480,750
Triple-S Management Corp., Class B*	50,800	1,303,528

		19,674,768

Hotels, Restaurants & Leisure - 3.80%
Ambassadors Group, Inc.*	500	1,220
Boyd Gaming Corp.*	136,100	2,034,695
Flanigan’s Enterprises, Inc.+	2,500	61,750
Frisch’s Restaurants, Inc.+	10,900	365,913
International Speedway Corp., Class A	64,829	2,377,279
Intrawest Resorts Holdings, Inc.*	10,500	122,010
Isle of Capri Casinos, Inc.*	96,200	1,746,030
Luby’s, Inc.*	207,600	1,006,860
Marcus Corp. (The)	130,150	2,496,277

Monarch Casino & Resort, Inc.*	29,400	604,464
Nevada Gold & Casinos, Inc.*	300	495
Penn National Gaming, Inc.*+	133,800	2,455,230

10	Annual Report | June 30, 2015

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Red Lion Hotels Corp.*	43,905	$ 336,312
Ruby Tuesday, Inc.*	249,900	1,566,873
Speedway Motorsports, Inc.	99,900	2,262,735

		17,438,143

Household Durables - 1.41%
Bassett Furniture Industries, Inc.	80,500	2,287,005
CSS Industries, Inc.	44,900	1,358,225
Hooker Furniture Corp.+	15,000	376,650
Lifetime Brands, Inc.	24,400	360,388
NACCO Industries, Inc., Class A	9,250	562,030
P&F Industries, Inc., Class A*	696	5,944
Skullcandy, Inc.*	13,000	99,710
William Lyon Homes, Class A*	10,000	256,700
ZAGG, Inc.*	145,700	1,153,944

		6,460,596

Household Products - 0.61%
Central Garden & Pet Co., Class A*	245,003	2,795,484

Insurance - 8.86%
Ambac Financial Group, Inc.*	68,000	1,131,520
American Equity Investment Life Holding Co.	94,850	2,559,053
American Independence Corp.*+	1,800	16,956
AMERISAFE, Inc.	26,800	1,261,208
Argo Group International Holdings, Ltd.	8,800	490,160
Baldwin & Lyons, Inc., Class B	25,900	596,218
Citizens, Inc.*+	13,040	97,278
Donegal Group, Inc., Class A	26,900	409,687
EMC Insurance Group, Inc.	20,550	515,188
Employers Holdings, Inc.	38,500	877,030
FBL Financial Group, Inc., Class A	35,806	2,066,722
Federated National Holding Co.	37,288	902,370
Fidelity & Guaranty Life	30,800	727,804
First Acceptance Corp.*	140,000	448,000
Hallmark Financial Services, Inc.*	57,800	657,764
HCI Group, Inc.	8,000	353,680
Heritage Insurance Holdings, Inc.*	15,000	344,850

Industry Company	Shares	Value

Insurance (continued)
Hilltop Holdings, Inc.*	20,000	$ 481,800
Horace Mann Educators Corp.	60,800	2,211,904
Independence Holding Co.	15,050	198,510
Infinity Property & Casualty Corp.	15,640	1,186,138
Investors Title Co.+	1,000	70,890
Kansas City Life Insurance Co.	7,000	319,970
Kingstone Cos., Inc.	4,300	32,680
Maiden Holdings, Ltd.	162,600	2,565,828
MBIA, Inc.*	42,100	253,021
Meadowbrook Insurance Group, Inc.	86,000	739,600
Montpelier Re Holdings, Ltd.	46,400	1,832,800
National Interstate Corp.	8,000	218,560
National Western Life Insurance Co., Class A	5,614	1,344,497
Navigators Group, Inc. (The)*	37,200	2,885,232
OneBeacon Insurance Group, Ltd., Class A	41,000	594,910
Safety Insurance Group, Inc.	24,000	1,385,040
Selective Insurance Group, Inc.	90,950	2,551,148
State Auto Financial Corp.	18,400	440,680
Stewart Information Services Corp.	62,150	2,473,570
Third Point Reinsurance, Ltd.*+	35,000	516,250
United Fire Group, Inc.	58,800	1,926,288
United Insurance Holdings Corp.	60,000	932,400
Universal Insurance Holdings, Inc.	86,316	2,088,847

		40,706,051

Internet & Catalog Retail - 0.23%
CafePress, Inc.*+	25,000	112,500
FTD Cos., Inc.*	25,380	715,462
Lands’ End, Inc.*+	10,000	248,300

		1,076,262

Internet Software & Services - 0.92%
Autobytel, Inc.*	11,000	175,890
Blucora, Inc.*	65,500	1,057,825
Demand Media, Inc.*+	40,000	254,400
Marchex, Inc., Class B	70,000	346,500
Monster Worldwide, Inc.*	264,200	1,727,868
United Online, Inc.*	41,429	649,192
Unwired Planet, Inc.*	10,000	6,200

		4,217,875

www.bridgeway.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
IT Services - 2.14%
CACI International, Inc., Class A*	30,924	$2,501,442
CIBER, Inc.*	82,350	284,108
Edgewater Technology, Inc.*	51,100	373,030
Engility Holdings, Inc.	51,400	1,293,224
Global Cash Access Holdings, Inc.*	85,000	657,900
ManTech International Corp., Class A	88,800	2,575,200
ModusLink Global Solutions, Inc.*	20,000	68,000
NCI, Inc., Class A	62,804	648,765
Newtek Business Services Corp.+	2,318	41,075
Sykes Enterprises, Inc.*	58,134	1,409,750

		9,852,494

Leisure Equipment & Products - 0.19%
Johnson Outdoors, Inc., Class A	32,779	771,945
Summer Infant, Inc.*	41,400	83,628

		855,573

Machinery - 1.60%
Ampco-Pittsburgh Corp.	41,200	622,944
Briggs & Stratton Corp.	99,300	1,912,518
Chicago Rivet & Machine Co.+	1,000	28,000
Cleantech Solutions International, Inc.*+	11,500	34,270
Dynamic Materials Corp.	20,100	221,100
Eastern Co. (The)	18,401	340,787
FreightCar America, Inc.	14,200	296,496
Hardinge, Inc.	75,000	738,750
Hurco Companies, Inc.	6,090	210,836
L.B. Foster Co., Class A	18,600	643,746
L.S. Starrett Co., Class A (The)	22,500	337,500
MFRI, Inc.*	29,900	180,895
Supreme Industries, Inc., Class A	35,805	306,849
THT Heat Transfer Technology, Inc.*	15,000	13,800
Titan International, Inc.+	136,000	1,460,640
WSI Industries, Inc.	1,300	8,359

		7,357,490

Marine - 0.05%
Navios Maritime Holdings, Inc.+	43,500	161,820
Rand Logistics, Inc.*+	9,000	29,160

Industry Company	Shares	Value

Marine (continued)
Ultrapetrol Bahamas, Ltd.*	15,000	$ 16,950

		207,930

Media - 1.92%
Ballantyne Strong, Inc.*	43,481	203,926
CTC Media, Inc.	3,800	8,626
Entercom Communications Corp., Class A*	117,425	1,340,994
Eros International PLC*+	24,700	620,464
Global Sources, Ltd.*+	4,200	29,190
Harte-Hanks, Inc.	300,300	1,789,788
Insignia Systems, Inc.*	4,900	13,377
New Media Investment Group, Inc.	12,800	229,504
Radio One, Inc., Class D*+	123,800	392,446
Reading International, Inc., Class A*	31,209	432,245
Salem Media Group, Inc.+	83,452	528,251
Scholastic Corp.	72,800	3,212,664

		8,801,475

Metals & Mining - 1.32%
Century Aluminum Co.*	147,100	1,534,253
Handy & Harman, Ltd.*	800	27,720
Hecla Mining Co.	327,000	860,010
Kaiser Aluminum Corp.	21,980	1,826,098
Materion Corp.	33,400	1,177,350
Noranda Aluminum Holding Corp.	23,500	19,975
Stillwater Mining Co.*	20,000	231,800
Synalloy Corp.	7,000	95,900
Thompson Creek Metals Co., Inc.*	3,500	2,870
Universal Stainless & Alloy Products, Inc.*+	14,658	288,030

		6,064,006

Multiline Retail - 0.19%
Fred’s, Inc., Class A	46,200	891,198

Oil, Gas & Consumable Fuels - 5.32%
Abraxas Petroleum Corp.*	180,200	531,590
Adams Resources & Energy, Inc.	19,100	851,860
Alon USA Energy, Inc.	70,850	1,339,065
Bill Barrett Corp.*+	15,000	128,850
Bonanza Creek Energy, Inc.*	46,000	839,500
Callon Petroleum Co.*	293,900	2,445,248
Carrizo Oil & Gas, Inc.*	25,000	1,231,000
Clayton Williams Energy, Inc.*	16,000	1,052,000

12	Annual Report | June 30, 2015

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Cloud Peak Energy, Inc.*+	31,800	$ 148,188
Contango Oil & Gas Co.*	5,000	61,350
DHT Holdings, Inc.	36,722	285,330
Earthstone Energy, Inc.*	3,202	62,535
Gastar Exploration, Inc.*	162,540	502,249
Golden Ocean Group Ltd.+	27,000	103,950
Gran Tierra Energy, Inc.*	100,000	298,000
Green Plains, Inc.	90,200	2,485,010
Halcon Resources Corp.*+	98,000	113,680
Hallador Energy Co.	70,000	583,800
LinnCo LLC+	40,000	378,000
Matador Resources Co.*	55,000	1,375,000
Mexco Energy Corp.*+	6,000	27,960
Navios Maritime Acquisition Corp.+	65,000	233,350
New Concept Energy, Inc.*	4,800	7,200
Northern Oil and Gas, Inc.*+	90,000	609,300
Pacific Ethanol, Inc.*+	25,000	258,000
PDC Energy, Inc.*	10,000	536,400
Penn Virginia Corp.*+	184,300	807,234
PetroQuest Energy, Inc.*+	46,250	91,575
Renewable Energy Group, Inc.*	181,341	2,096,302
REX American Resources Corp.*	33,920	2,158,669
Sanchez Energy Corp.*+	30,000	294,000
Ship Finance International, Ltd.+	50,000	816,000
Stone Energy Corp.*	12,400	156,116
Swift Energy Co.*+	10,000	20,300
TransAtlantic Petroleum, Ltd.*+	68,500	350,035
Triangle Petroleum Corp.*+	185,000	928,700
VAALCO Energy, Inc.*	26,500	56,710
W&T Offshore, Inc.+	28,800	157,824
Warren Resources, Inc.*	79,600	36,616

		24,458,496

Paper & Forest Products - 0.64%
Mercer International, Inc.*	79,150	1,082,772
Orient Paper, Inc.*	76,593	123,315
PH Glatfelter Co.	20,500	450,795

Resolute Forest Products, Inc.*+	112,800	1,269,000

		2,925,882

Personal Products - 0.20%
Mannatech, Inc.*	8,400	150,360
Natural Alternatives International, Inc.*+	6,400	36,256

Industry Company	Shares	Value

Personal Products (continued)
Nutraceutical International Corp.*	28,700	$ 710,038

		896,654

Professional Services - 2.59%
CBIZ, Inc.*	13,000	125,320
CDI Corp.	104,600	1,359,800
CRA International, Inc.*	54,700	1,524,489
FTI Consulting, Inc.*	47,800	1,971,272
Heidrick & Struggles International, Inc.	55,000	1,434,400
Hill International, Inc.*	50,100	263,526
ICF International, Inc.*	6,000	209,160
Kelly Services, Inc., Class A	17,816	273,476
Navigant Consulting, Inc.*	124,600	1,852,802
RPX Corp.*	132,700	2,242,630
VSE Corp.	11,800	631,418

		11,888,293

Real Estate Management & Development - 0.10%
Forestar Group, Inc.*	15,000	197,400
RE/MAX Holdings, Inc., Class A	1,168	41,476
St. Joe Co. (The)*	15,000	232,950

		471,826

Road & Rail - 1.37%
ArcBest Corp.	45,700	1,453,260
Celadon Group, Inc.	22,400	463,232
Covenant Transportation Group, Inc., Class A*+	45,300	1,135,218
Marten Transport, Ltd.	55,482	1,203,959
P.A.M. Transportation Services, Inc.*+	26,819	1,556,843
Providence & Worcester Railroad Co.	531	9,208
USA Truck, Inc.*	21,836	463,578

		6,285,298

Semiconductors & Semiconductor Equipment - 3.86%
Advanced Energy Industries, Inc.*	44,400	1,220,556
Alpha & Omega Semiconductor, Ltd.*	114,500	1,000,730
Amkor Technology, Inc.*	162,600	972,348
AXT, Inc.*	100,000	252,000
Brooks Automation, Inc.	73,400	840,430
Cirrus Logic, Inc.*	29,800	1,014,094

Cohu, Inc.	5,000	66,150
Diodes, Inc.*	35,799	863,114

www.bridgeway.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Fairchild Semiconductor International, Inc.*	128,000	$ 2,224,640
GigOptix, Inc.*	60,000	102,000
Integrated Silicon Solution, Inc.	68,200	1,509,948
inTEST Corp.*+	55,000	239,800
IXYS Corp.	57,500	879,750
Kulicke & Soffa Industries, Inc.*	123,632	1,447,731
OmniVision Technologies, Inc.*	79,100	2,072,024
Pericom Semiconductor Corp.	40,000	526,000
Photronics, Inc.*	168,550	1,602,910
Rudolph Technologies, Inc.*	39,600	475,596
Ultra Clean Holdings, Inc.*	39,300	244,839
Xcerra Corp.*	25,000	189,250

		17,743,910

Software - 1.09%
Ebix, Inc.+	110,000	3,587,100
Epiq Systems, Inc.	30,000	506,400
GSE Systems, Inc.*	22,500	34,875
Mind CTI, Ltd.	20,000	52,000
Net 1 UEPS Technologies, Inc.*	3,400	62,152
NetSol Technologies, Inc.*	31,000	159,650
TeleCommunication Systems, Inc., Class A*	180,743	598,259

		5,000,436

Specialty Retail - 2.62%
Barnes & Noble, Inc.*	82,000	2,128,720
Big 5 Sporting Goods Corp.	14,745	209,526
Children’s Place, Inc. (The)	10,500	686,805
Citi Trends, Inc.*	28,900	699,380
Genesco, Inc.*	7,000	462,210
Haverty Furniture Cos., Inc.	12,700	274,574
hhgregg, Inc.*+	15,000	50,100
Pep Boys-Manny, Moe & Jack (The)*	52,900	649,083
Rent-A-Center, Inc.	5,000	141,750
Shoe Carnival, Inc.	16,500	476,190
Sonic Automotive, Inc., Class A	30,000	714,900
Stage Stores, Inc.	67,800	1,188,534
Systemax, Inc.*	12,500	108,000
Tilly’s, Inc., Class A*	42,700	412,909
Trans World Entertainment Corp.*	70,000	256,200
TravelCenters of America LLC*	219,400	3,258,090

Industry Company	Shares	Value

Specialty Retail (continued)
West Marine, Inc.*	35,300	$ 340,292

		12,057,263

Textiles, Apparel & Luxury Goods - 1.23%
Delta Apparel, Inc.*+	10,000	143,000
Iconix Brand Group, Inc.*	14,000	349,580
Perry Ellis International, Inc.*	138,100	3,282,637
Rocky Brands, Inc.	20,800	388,960
Unifi, Inc.*	44,300	1,484,050

		5,648,227

Thrifts & Mortgage Finance - 4.37%
Astoria Financial Corp.	112,100	1,545,859
Bank Mutual Corp.	124,700	956,449
Berkshire Hills Bancorp, Inc.	50,565	1,440,091
Brookline Bancorp, Inc.	45,000	508,050
Cape Bancorp, Inc.	29,300	277,178
Cheviot Financial Corp.	3,893	57,227
Chicopee Bancorp, Inc.	12,500	206,125
Dime Community Bancshares, Inc.	42,100	713,174
ESSA Bancorp, Inc.	33,100	425,666
Federal Agricultural Mortgage Corp., Class C	21,500	624,790
First Defiance Financial Corp.	19,400	728,082
First Financial Northwest, Inc.+	35,182	438,368
Flagstar Bancorp, Inc.*	57,100	1,055,208
Fox Chase Bancorp, Inc.	31,000	524,520
Hingham Institution for Savings	30	3,453
HMN Financial, Inc.*+	23,800	280,602
Home Bancorp, Inc.	17,311	436,930
HomeStreet, Inc.*	22,000	502,040
HopFed Bancorp, Inc.+	18,100	214,123
Lake Sunapee Bank Group+	2,000	28,860
Meta Financial Group, Inc.	7,900	339,068
NASB Financial, Inc.+	4,600	121,900
Northwest Bancshares, Inc.	68,300	875,606
Ocean Shore Holding Co.	14,200	210,657
OceanFirst Financial Corp.	39,900	744,135
Oritani Financial Corp.	74,400	1,194,120

Provident Financial Holdings, Inc.	26,600	445,284
Provident Financial Services, Inc.	69,700	1,323,603
Pulaski Financial Corp.	29,900	386,308
Riverview Bancorp, Inc.	87,000	372,360
Security National Financial Corp., Class A*+	78,278	526,811

14	Annual Report | June 30, 2015

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
SI Financial Group, Inc.	31,000	$ 360,840
Territorial Bancorp, Inc.	21,200	514,312
Timberland Bancorp, Inc.	9,000	90,180
TrustCo Bank Corp. - NY	55,000	386,650
United Community Bancorp+	11,800	162,958
United Community Financial Corp.	61,324	328,083
Westfield Financial, Inc.	53,081	388,022
WSFS Financial Corp.	12,000	328,200

		20,065,892

Trading Companies & Distributors - 1.88%
Aircastle, Ltd.	130,700	2,962,969
CAI International, Inc.*	63,500	1,307,465
General Finance Corp.*+	168,500	879,570
Rush Enterprises, Inc., Class A*	58,500	1,533,285
TAL International Group, Inc.+	17,250	545,100
Textainer Group Holdings, Ltd.+	15,000	390,150
Titan Machinery, Inc.*+	9,500	139,935
Willis Lease Finance Corp.*	48,400	889,108

		8,647,582

Wireless Telecommunication Services - 0.28%
Shenandoah Telecommunications Co.	5,600	191,688
Spok Holdings, Inc.	64,764	1,090,626

		1,282,314

TOTAL COMMON STOCKS - 99.80%		458,434,559

(Cost $366,657,321)

RIGHTS - 0.01%
Leap Wireless CVR*Δ	32,900	41,454

TOTAL RIGHTS - 0.01%		41,454

(Cost $80,276)

WARRANTS - 0.00%
Eagle Bulk Shipping, Inc.*	3,317	1,260

TOTAL WARRANTS - 0.00%		1,260

(Cost $105,563)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.15%
Dreyfus Cash Management Fund	0.04%	702,231	$702,231

TOTAL MONEY MARKET FUND - 0.15%			702,231

(Cost $702,231)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.59%
Dreyfus Cash Management Fund**	0.04%	16,484,499	16,484,499

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.59%			16,484,499

(Cost $16,484,499)

TOTAL INVESTMENTS - 103.55%			$475,664,003
(Cost $384,029,890)
Liabilities in Excess of Other Assets - (3.55%)			(16,296,868)

NET ASSETS - 100.00%			$459,367,135

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2015.
^	Rate disclosed as of June 30, 2015.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of June 30, 2015. Total loaned securities had a value of $15,806,395 as of June 30, 2015.

CVR - Contingent Value Right

LLC - Limited Liability Company

PLC - Public Limited Company

www.bridgeway.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 06/30/2015 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$458,228,434	$206,125	$ —	$458,434,559
Rights	—	—	41,454	41,454
Warrants	1,260	—	—	1,260
Money Market Fund	—	702,231	—	702,231
Investments Purchased with Cash Proceeds from Securities Lending	—	16,484,499	—	16,484,499

TOTAL	$458,229,694	$17,392,855	$ 41,454	$475,664,003

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investment in Securities (Value)
	Rights	Total

Balance as of 06/30/2014	$41,454	$41,454
Purchases	—	—
Sales	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/ (depreciation)	—	—
Transfers in	—	—
Transfers out	—	—

Balance as of 06/30/2015	$41,454	$41,454

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2015	$ —	$ —

See Notes to Financial Statements.

16	Annual Report | June 30, 2015

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2015

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2015, our Fund declined 0.41%, outperforming our primary market benchmark, the Russell 2000 Value Index (-1.20%).

For the fiscal year, our Fund declined 1.62%, underperforming our primary market benchmark, the Russell 2000 Value Index (+0.78%).

The table below presents our June quarter, one-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2015

			Annualized
	Quarter	1 Year	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	-0.41%	-1.62%	11.29%
Russell 2000 Value Index	-1.20%	0.78%	10.64%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2015, Omni Tax-Managed Small-Cap Value Fund ranked 247th of 312 small-cap value funds for the 12 months ending June 30, 2015 and 110th of 233 such funds since inception in December 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Tax-Managed Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 12/31/10 to 6/30/15

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2015, we held 637 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

Our design tilt toward deeper value and smaller stocks contributed positively to relative performance. By design, the Fund does not hold Utility sector stocks or Real Estate Investment Trusts (REITs). Those assets had weak relative returns during the quarter, which helped the Fund’s relative performance. Our Fund’s higher weighting in Financial sector stocks other than REITs contributed to relative returns, while holdings in the Energy sector had a negative effect.

Detailed Explanation of Fiscal Year Performance

Our Fund’s investment in deeper value stocks versus the Index detracted from our relative performance for the fiscal year. Our Fund’s overweight position in the Energy sector also hurt performance, as Energy was the worst performing sector for the year.

18	Annual Report | June 30, 2015

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2015

Rank	Description	Industry	% of Net Assets
1	Interactive Brokers Group, Inc., Class A	Diversified Financial Services	0.8%
2	AAR Corp.	Aerospace & Defense	0.8%
3	Fresh Del Monte Produce, Inc.	Food Products	0.8%
4	Cooper-Standard Holding, Inc.	Auto Components	0.7%
5	Scholastic Corp.	Media	0.7%
6	Briggs & Stratton Corp.	Machinery	0.7%
7	Hawaiian Holdings, Inc.	Airlines	0.7%
8	Perry Ellis International, Inc.	Textiles, Apparel & Luxury Goods	0.7%
9	Aircastle, Ltd.	Trading Companies & Distributors	0.7%
10	Sanmina Corp.	Electronic Equipment, Instruments & Components	0.7%
	Total		7.3%

Industry Sector Representation as of June 30, 2015

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	15.7%	10.8%	4.9%
Consumer Staples	4.0%	3.0%	1.0%
Energy	8.0%	6.3%	1.7%
Financials	34.8%	41.7%	-6.9%
Health Care	4.2%	4.2%	0.0%
Industrials	16.5%	12.4%	4.1%
Information Technology	10.6%	10.3%	0.3%
Materials	4.1%	3.9%	0.2%
Telecommunication Services	1.4%	0.9%	0.5%
Utilities	0.0%	6.5%	-6.5%
Cash & Other Assets	0.6%	0.0%	0.6%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short-term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	19

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
COMMON STOCKS - 99.46%
Aerospace & Defense - 1.69%
AAR Corp.	114,560	$ 3,651,027
Arotech Corp.*+	136,300	328,483
Breeze-Eastern Corp.*	2,500	28,750
Cubic Corp.	10,000	475,800
Ducommun, Inc.*	69,220	1,776,877
Erickson, Inc.*+	1,500	6,510
LMI Aerospace, Inc.*	77,600	776,776
National Presto Industries, Inc.+	9,435	757,819
Sypris Solutions, Inc.	8,004	11,606

		7,813,648

Air Freight & Logistics - 0.74%
Air T, Inc.*	6,700	140,432
Air Transport Services Group, Inc.*	215,950	2,265,316
Atlas Air Worldwide Holdings, Inc.*	18,291	1,005,273

		3,411,021

Airlines - 1.44%
Hawaiian Holdings, Inc.*	135,600	3,220,500
Republic Airways Holdings, Inc.*	191,354	1,756,630
SkyWest, Inc.	110,600	1,663,424

		6,640,554

Auto Components - 2.26%
China Automotive Systems, Inc.*+	28,500	239,970
China XD Plastics Co., Ltd.*	79,500	479,385
Cooper Tire & Rubber Co.	14,500	490,535
Cooper-Standard Holding, Inc.*	55,510	3,412,200
Fuel Systems Solutions, Inc.*	56,402	421,887
Modine Manufacturing Co.*	149,000	1,598,770
Remy International, Inc.	9,100	201,201
Shiloh Industries, Inc.*+	15,000	194,250
SORL Auto Parts, Inc.*+	48,000	156,480
Spartan Motors, Inc.	88,600	405,788
Stoneridge, Inc.*	33,400	391,114
Strattec Security Corp.	3,600	247,320
Superior Industries International, Inc.	118,700	2,173,397

		10,412,297

Beverages - 0.05%
MGP Ingredients, Inc.	12,300	206,886

Biotechnology - 0.01%
Enzon Pharmaceuticals, Inc.	41,400	49,680

Industry Company	Shares	Value

Building Products - 1.00%
Alpha Pro Tech, Ltd.*	54,000	$ 120,960
Gibraltar Industries, Inc.*	84,706	1,725,461
Griffon Corp.	140,250	2,232,780
Universal Forest Products, Inc.	10,000	520,300

		4,599,501

Capital Markets - 1.42%
Arlington Asset Investment Corp., Class A+	13,700	267,972
Calamos Asset Management, Inc., Class A	49,700	608,825
Cowen Group, Inc., Class A*	157,300	1,006,720
FBR & Co.*+	11,775	272,474
INTL FCStone, Inc.*	14,000	465,360
Investment Technology Group, Inc.	61,000	1,512,800
JMP Group LLC	50,000	390,000
KCG Holdings, Inc., Class A*	35,000	431,550
Oppenheimer Holdings, Inc., Class A	34,419	904,531
Piper Jaffray Cos.*	16,100	702,604

		6,562,836

Chemicals - 1.31%
China Green Agriculture, Inc.+	36,800	78,016
Core Molding Technologies, Inc.*	22,425	512,187
Gulf Resources, Inc.*	60,750	125,449
Intrepid Potash, Inc.*	140,000	1,671,600
KMG Chemicals, Inc.	38,200	971,808
Kraton Performance Polymers, Inc.*	16,075	383,871
OM Group, Inc.	69,000	2,318,400

		6,061,331

Commercial Banks - 17.72%
1st Constitution Bancorp*+	5,000	57,450
1st Source Corp.	52,500	1,791,300
Access National Corp.	5,600	108,864
American National Bankshares, Inc.	13,060	310,959
American River Bankshares*	20,744	193,334
AmeriServ Financial, Inc.	5,000	16,650
Bank of Commerce Holdings	47,900	274,467
Bank of the Ozarks, Inc.	13,622	623,206
Banner Corp.	25,057	1,200,982

20	Annual Report | June 30, 2015

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Bar Harbor Bankshares	10,500	$ 372,015
Baylake Corp.+	5,600	70,840
BB&T Corp.	4,455	179,581
BBCN Bancorp, Inc.	2,600	38,454
BCB Bancorp, Inc.+	11,300	138,086
Beneficial Bancorp, Inc.*	20,000	249,800
BNC Bancorp	74,956	1,448,899
Boston Private Financial Holdings, Inc.	10,000	134,100
BSB Bancorp, Inc.*	23,800	526,218
C&F Financial Corp.	2,400	88,920
Camden National Corp.	5,853	226,511
Capital City Bank Group, Inc.	47,950	732,196
Cardinal Financial Corp.	24,478	533,376
Carolina Bank Holdings, Inc.*+	11,500	139,322
Central Pacific Financial Corp.	30,400	722,000
Central Valley Community Bancorp+	21,000	248,430
Century Bancorp, Inc., Class A	14,300	581,438
Chemical Financial Corp.	60,300	1,993,518
Chemung Financial Corp.+	10,998	291,227
Citizens & Northern Corp.	10,000	205,500
Civista Bancshares, Inc.	2,000	21,600
CNB Financial Corp.	31,900	586,960
Codorus Valley Bancorp, Inc.	3,989	80,697
Community Bankers Trust Corp.*	25,000	124,250
Community Trust Bancorp, Inc.	32,500	1,133,275
Customers Bancorp, Inc.*	20,000	537,800
Eastern Virginia Bankshares, Inc.	7,051	44,492
Enterprise Bancorp, Inc.	175	4,102
Farmers Capital Bank Corp.*	13,400	380,962
Farmers National Banc Corp.+	150	1,238
Fidelity Southern Corp.	58,900	1,027,216
Financial Institutions, Inc.	40,300	1,001,052
First Bancorp	51,600	860,688
First Bancorp, Inc.	11,800	229,392
First BanCorp.*	254,700	1,227,654
First Busey Corp.	111,500	732,555
First Commonwealth Financial Corp.	121,200	1,162,308
First Community Bancshares, Inc.	44,100	803,502

Industry Company	Shares	Value

Commercial Banks (continued)
First Connecticut Bancorp, Inc.	4,800	$ 76,176
First Financial Bancorp	68,337	1,225,966
First Financial Corp.	38,830	1,388,561
First Internet Bancorp+	1,200	29,400
First Interstate BancSystem, Inc., Class A	94,600	2,624,204
First Merchants Corp.	71,000	1,753,700
First Midwest Bancorp, Inc.	115,900	2,198,623
First of Long Island Corp. (The)	18,000	498,960
Flushing Financial Corp.	43,300	909,733
German American Bancorp, Inc.	12,500	368,125
Great Southern Bancorp, Inc.	39,850	1,679,279
Hampton Roads Bankshares, Inc.*+	500,725	1,041,508
Heartland Financial USA, Inc.	10,950	407,559
Heritage Commerce Corp.	30,000	288,300
Heritage Financial Corp.	40,502	723,771
Heritage Oaks Bancorp	200	1,574
HomeTrust Bancshares, Inc.*	50,000	838,000
Horizon Bancorp	20,363	508,260
Hudson Valley Holding Corp.	37,800	1,066,338
Huntington Bancshares, Inc.	17,709	200,289
Independent Bank Corp., MA	11,000	515,790
Independent Bank Corp., MI	80,500	1,091,580
International Bancshares Corp.	89,200	2,396,804
Lakeland Bancorp, Inc.	104,940	1,247,737
Landmark Bancorp, Inc.	2,000	48,520
LCNB Corp.	1,500	24,308
LNB Bancorp, Inc.	17,000	314,500
Macatawa Bank Corp.+	12,550	66,515
MainSource Financial Group, Inc.	41,500	910,925
MB Financial, Inc.	8,700	299,628
MBT Financial Corp.*	62,011	355,943
Mercantile Bank Corp.	2,000	42,820
Merchants Bancshares, Inc.	5,000	165,350
Metro Bancorp, Inc.	26,250	686,175
Middleburg Financial Corp.	22,463	404,334
MidSouth Bancorp, Inc.	23,300	355,558
MidWestOne Financial Group, Inc.	12,000	395,040
Monarch Financial Holdings, Inc.	12,538	157,352

www.bridgeway.com	21

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
MutualFirst Financial, Inc.	8,700	$ 202,101
National Bankshares, Inc.+	1,000	29,260
National Penn Bancshares, Inc.	20,000	225,600
NBT Bancorp, Inc.	20,932	547,790
NewBridge Bancorp	99,388	887,535
Northrim BanCorp, Inc.	32,000	820,160
Norwood Financial Corp.	1,000	29,320
OFG Bancorp+	50,000	533,500
Old Line Bancshares, Inc.+	50	794
Old National Bancorp	30,600	442,476
Old Second Bancorp, Inc.*	30,050	198,330
Orrstown Financial Services, Inc.	16,700	270,206
Pacific Continental Corp.	56,600	765,798
Pacific Mercantile Bancorp*	20,000	151,800
Park Sterling Corp.	50,298	362,146
Parke Bancorp, Inc.+	1,200	15,396
Peapack Gladstone Financial Corp.	468	10,399
Peoples Bancorp of North Carolina, Inc.	14,500	265,930
Peoples Bancorp, Inc.	28,550	666,357
Pinnacle Financial Partners, Inc.	45,750	2,487,428
Preferred Bank	36,000	1,081,800
Premier Financial Bancorp, Inc.	26,066	402,720
QCR Holdings, Inc.	27,300	594,048
Renasant Corp.+	58,700	1,913,620
Republic Bancorp, Inc., Class A	25,700	660,490
S&T Bancorp, Inc.	30,700	908,413
Salisbury Bancorp, Inc.	1,183	36,910
Sandy Spring Bancorp, Inc.	14,300	400,114
Shore Bancshares, Inc.*	30,000	282,900
Sierra Bancorp	42,200	730,482
South State Corp.	16,911	1,285,067
Southern National Bancorp of Virginia, Inc.	35,000	387,800
Southside Bancshares, Inc.+	12,736	372,273
Southwest Bancorp, Inc.	23,900	444,779
State Bank Financial Corp.	95,800	2,078,860
Summit State Bank+	5,000	65,575
Sun Bancorp, Inc.*	10,000	192,500
Tompkins Financial Corp.	8,400	451,248
TowneBank+	32,222	524,896
Trico Bancshares	38,900	935,545
TriState Capital Holdings, Inc.*	50,000	646,500
Trustmark Corp.	20,800	519,584

Industry Company	Shares	Value

Commercial Banks (continued)
Union Bankshares Corp.	58,628	$ 1,362,515
United Community Banks, Inc.	57,770	1,205,660
Univest Corp. of Pennsylvania	39,200	798,112
WesBanco, Inc.	66,385	2,258,418
Wilshire Bancorp, Inc.	25,000	315,750
Wintrust Financial Corp.	7,000	373,660
Yadkin Financial Corp.*	38,000	796,100

		81,703,256

Commercial Services & Supplies - 2.93%
ACCO Brands Corp.*	339,800	2,640,246
Acme United Corp.	2,000	36,200
Brink’s Co. (The)	22,500	662,175
Command Security Corp.*	17,800	36,134
Ecology & Environment, Inc., Class A	2,811	29,291
EnerNOC, Inc.*	148,100	1,436,570
Ennis, Inc.	125,900	2,340,481
Heritage-Crystal Clean, Inc.*	14,246	209,416
Kimball International, Inc., Class B	103,800	1,262,208
McGrath RentCorp	17,000	517,310
Metalico, Inc.*	1,200	612
Multi-Color Corp.	5,750	367,310
Quad/Graphics, Inc.	71,000	1,314,210
RR Donnelley & Sons Co.	23,927	417,048
TRC Cos., Inc.*	51,400	521,710
Versar, Inc.*	35,000	137,900
Viad Corp.	57,894	1,569,506

		13,498,327

Communications Equipment - 0.96%
Bel Fuse, Inc., Class B	63,600	1,305,072
Black Box Corp.	67,664	1,353,280
Blonder Tongue Laboratories*	27,859	21,451
ClearOne, Inc.	26,500	341,982
Communications Systems, Inc.	4,950	52,024
Harmonic, Inc.*	99,100	676,853
NETGEAR, Inc.*	15,000	450,300
Polycom, Inc.*	20,800	237,952

		4,438,914

Computers & Peripherals - 0.06%
Concurrent Computer Corp.	3,400	21,080
Datalink Corp.*	500	4,470
Hutchinson Technology, Inc.*	105,500	180,405

22	Annual Report | June 30, 2015

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Computers & Peripherals (continued)
USA Technologies, Inc.*	30,000	$ 81,000

		286,955

Construction & Engineering - 1.16%
Aegion Corp.*	120,300	2,278,482
Goldfield Corp. (The)*	114,000	189,240
Great Lakes Dredge & Dock Corp.*	196,750	1,172,630
Integrated Electrical Services, Inc.*	3,600	25,560
MYR Group, Inc.*	15,000	464,400
Northwest Pipe Co.*	38,800	790,356
Orion Marine Group, Inc.*	58,000	418,760

		5,339,428

Consumer Finance - 1.25%
Asta Funding, Inc.*	10,350	86,733
Cash America International, Inc.	24,900	652,131
Consumer Portfolio Services, Inc.*	116,650	729,062
Encore Capital Group, Inc.*+	10,000	427,400
Ezcorp, Inc., Class A*	40,000	297,200
Green Dot Corp., Class A*	21,800	416,816
Nelnet, Inc., Class A	25,900	1,121,729
Nicholas Financial, Inc.*+	25,000	318,000
Regional Management Corp.*	52,100	930,506
World Acceptance Corp.*+	13,100	805,781

		5,785,358

Distributors - 0.11%
AMCON Distributing Co.	800	62,248
VOXX International Corp.*	34,364	284,534
Weyco Group, Inc.	5,000	149,100

		495,882

Diversified Consumer Services - 0.82%
Ascent Capital Group, Inc., Class A*	7,000	299,180
K12, Inc.*	63,500	803,275
Lincoln Educational Services Corp.	91,300	184,426
Regis Corp.*	129,050	2,033,828
Steiner Leisure, Ltd.*	8,000	430,240
Universal Technical Institute, Inc.	5,000	43,000

		3,793,949

Diversified Financial Services - 1.39%
Enova International, Inc.*	22,783	425,586

Industry Company	Shares	Value

Diversified Financial Services (continued)
Gain Capital Holdings, Inc.	39,900	$ 381,444
Interactive Brokers Group, Inc., Class A	90,750	3,771,570
Marlin Business Services Corp.	5,775	97,482
PHH Corp.*	46,000	1,197,380
Resource America, Inc., Class A	35,900	301,919
Sterling Bancorp	15,000	220,500

		6,395,881

Diversified Telecommunication Services - 1.13%
Alaska Communications Systems Group, Inc.*	313,487	752,369
Atlantic Tele-Network, Inc.	17,500	1,208,900
General Communication, Inc., Class A*	10,000	170,100
Hawaiian Telcom Holdco, Inc.*	35,400	923,940
Iridium Communications, Inc.*+	217,125	1,973,666
Premiere Global Services, Inc.*	15,800	162,582

		5,191,557

Electrical Equipment - 0.28%
Broadwind Energy, Inc.*	25,000	106,000
GrafTech International, Ltd.*	3,050	15,128
Highpower International, Inc.*+	25,922	99,281
II-VI, Inc.*	43,104	818,114
LSI Industries, Inc.	15,000	140,100
Orion Energy Systems, Inc.*	17,224	43,232
Preformed Line Products Co.	1,200	45,264
Ultralife Corp.*	8,350	34,986

		1,302,105

Electronic Equipment, Instruments & Components - 3.19%
Benchmark Electronics, Inc.*	105,500	2,297,790
Electro Rent Corp.	10,103	109,719
Fabrinet*	60,150	1,126,610
GSI Group, Inc.*	11,000	165,330
Insight Enterprises, Inc.*	44,883	1,342,451
Iteris, Inc.*	65,000	115,050
Key Tronic Corp.*	11,900	129,353
Kimball Electronics, Inc.*	59,100	862,269
PAR Technology Corp.*	98,400	483,144
PCM, Inc.*	82,175	824,215
Planar Systems, Inc.*	2,100	9,156
Plexus Corp.*	9,500	416,860

www.bridgeway.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components (continued)
Sanmina Corp.*	149,100	$ 3,005,856
ScanSource, Inc.*	14,000	532,840
Sigmatron International, Inc.*+	20,000	182,000
SMTC Corp.*	13,500	22,410
TTM Technologies, Inc.*	158,615	1,584,564
Vishay Precision Group, Inc.*	96,667	1,455,805
Wireless Telecom Group, Inc.*	10,000	21,700

		14,687,122

Energy Equipment & Services - 2.63%
Basic Energy Services, Inc.*	86,300	651,565
C&J Energy Services, Ltd.*+	63,700	840,840
CARBO Ceramics, Inc.+	7,000	291,410
Checkpoint Systems, Inc.	24,500	249,410
ENGlobal Corp.*	86,300	116,505
Era Group, Inc.*	11,500	235,520
Forum Energy Technologies, Inc.*	25,000	507,000
Gulf Island Fabrication, Inc.	10,100	112,817
Gulfmark Offshore, Inc., Class A+	21,500	249,400
Helix Energy Solutions Group, Inc.*	30,000	378,900
ION Geophysical Corp.*	140,000	149,800
Natural Gas Services Group, Inc.*	26,305	600,280
Newpark Resources, Inc.*	85,000	691,050
Parker Drilling Co.*	239,400	794,808
PHI, Inc.*	78,150	2,346,063
Pioneer Energy Services Corp.*	127,300	807,082
SEACOR Holdings, Inc.*	25,000	1,773,500
Tesco Corp.	70,500	768,450
Unit Corp.*	21,200	574,944

		12,139,344

Food & Staples Retailing - 1.64%
Andersons, Inc. (The)	57,350	2,236,650
Ingles Markets, Inc., Class A	50,950	2,433,882
SpartanNash Co.	60,860	1,980,384
Village Super Market, Inc., Class A	1,100	34,859
Weis Markets, Inc.	20,700	872,505

		7,558,280

Food Products - 1.56%
Fresh Del Monte Produce, Inc.	90,800	3,510,328

Industry Company	Shares	Value

Food Products (continued)
John B. Sanfilippo & Son, Inc.	9,600	$ 498,240
Omega Protein Corp.*	123,650	1,700,188
Post Holdings, Inc.*+	23,700	1,278,141
Seneca Foods Corp., Class A*	6,650	184,670

		7,171,567

Health Care Equipment & Supplies - 0.69%
AngioDynamics, Inc.*	77,500	1,271,000
Electromed, Inc.*	10,000	18,500
Exactech, Inc.*	17,500	364,525
Fonar Corp.*	2,000	21,150
Invacare Corp.	35,000	757,050
Kewaunee Scientific Corp.	2,500	41,100
Merit Medical Systems, Inc.*	28,100	605,274
Symmetry Surgical, Inc.*	13,200	115,104

		3,193,703

Health Care Providers & Services - 3.81%
Almost Family, Inc.*	27,600	1,101,516
Amedisys, Inc.*	73,710	2,928,498
Amsurg Corp.*	31,100	2,175,445
Five Star Quality Care, Inc.*	76,400	366,720
Healthways, Inc.*	24,500	293,510
InfuSystems Holdings, Inc.*	35,178	112,218
Kindred Healthcare, Inc.	101,700	2,063,493
LHC Group, Inc.*	16,500	631,125
Magellan Health, Inc.*	27,125	1,900,649
Molina Healthcare, Inc.*	28,600	2,010,580
National Healthcare Corp.	8,920	579,711
PharMerica Corp.*	74,800	2,490,840
Premier, Inc., Class A*	13,000	499,980
Skystar Bio-Pharmaceutical Co., Ltd.*+	24,300	64,638
Triple-S Management Corp., Class B*	14,000	359,240

		17,578,163

Hotels, Restaurants & Leisure - 3.75%
Ambassadors Group, Inc.*	200	488
Boyd Gaming Corp.*	70,900	1,059,955
Flanigan’s Enterprises, Inc.	2,500	61,750
Frisch’s Restaurants, Inc.	15,473	519,429
International Speedway Corp., Class A	75,760	2,778,119
Intrawest Resorts Holdings, Inc.*	25,000	290,500
Isle of Capri Casinos, Inc.*	100,150	1,817,722
Luby’s, Inc.*	179,100	868,635
Marcus Corp. (The)	136,454	2,617,188

24	Annual Report | June 30, 2015

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Monarch Casino & Resort, Inc.*	38,900	$ 799,784
Nevada Gold & Casinos, Inc.*	10,000	16,500
Penn National Gaming, Inc.*+	125,500	2,302,925
Red Lion Hotels Corp.*	80,695	618,124
Ruby Tuesday, Inc.*	232,200	1,455,894
Speedway Motorsports, Inc.	92,863	2,103,347

		17,310,360

Household Durables - 1.24%
Bassett Furniture Industries, Inc.	52,959	1,504,565
CSS Industries, Inc.	40,558	1,226,880
Hooker Furniture Corp.	15,000	376,650
Lifetime Brands, Inc.	24,999	369,235
NACCO Industries, Inc., Class A	11,450	695,702
P&F Industries, Inc., Class A*+	492	4,202
William Lyon Homes, Class A*	15,000	385,050
ZAGG, Inc.*	144,000	1,140,480

		5,702,764

Household Products - 0.55%
Central Garden & Pet Co., Class A*	221,400	2,526,174

Insurance - 9.05%
Ambac Financial Group, Inc.*	56,000	931,840
American Equity Investment Life Holding Co.	78,550	2,119,279
American Independence Corp.*	16,900	159,198
AMERISAFE, Inc.	56,500	2,658,890
Argo Group International Holdings, Ltd.	9,187	511,716
Baldwin & Lyons, Inc., Class B	32,200	741,244
Citizens, Inc.*+	14,800	110,408
Donegal Group, Inc., Class A	57,100	869,633
EMC Insurance Group, Inc.	26,025	652,447
Employers Holdings, Inc.	30,000	683,400
FBL Financial Group, Inc., Class A	45,666	2,635,842
Federated National Holding Co.	38,012	919,890
Fidelity & Guaranty Life	45,000	1,063,350
First Acceptance Corp.*	145,000	464,000

Industry Company	Shares	Value

Insurance (continued)
Hallmark Financial Services, Inc.*	50,158	$ 570,798
HCI Group, Inc.	10,000	442,100
Heritage Insurance Holdings, Inc.*	20,000	459,800
Hilltop Holdings, Inc.*	14,100	339,669
Horace Mann Educators Corp.	74,950	2,726,681
Independence Holding Co.	14,950	197,190
Infinity Property & Casualty Corp.	9,200	697,728
Investors Title Co.	1,000	70,890
Kansas City Life Insurance Co.	24,900	1,138,179
Kingstone Cos., Inc.	4,000	30,400
Maiden Holdings, Ltd.	167,450	2,642,361
Montpelier Re Holdings, Ltd.	43,950	1,736,025
National Interstate Corp.	16,000	437,120
National Western Life Insurance Co., Class A	5,350	1,281,272
Navigators Group, Inc. (The)*	37,650	2,920,134
OneBeacon Insurance Group, Ltd., Class A	15,000	217,650
Safety Insurance Group, Inc.	31,800	1,835,178
Selective Insurance Group, Inc.	50,100	1,405,305
State Auto Financial Corp.	15,000	359,250
Stewart Information Services Corp.	45,950	1,828,810
Third Point Reinsurance, Ltd.*	45,500	671,125
United Fire Group, Inc.	60,900	1,995,084
United Insurance Holdings Corp.	53,400	829,836
Universal Insurance Holdings, Inc.	98,641	2,387,112

		41,740,834

Internet & Catalog Retail - 0.28%
CafePress, Inc.*	30,000	135,000
FTD Cos., Inc.*	27,160	765,640
Lands’ End, Inc.*+	16,000	397,280

		1,297,920

Internet Software & Services - 0.62%
Autobytel, Inc.*	10,600	169,494
Blucora, Inc.*	17,597	284,192
Demand Media, Inc.*	15,000	95,400
Marchex, Inc., Class B	88,000	435,600
Monster Worldwide, Inc.*	185,000	1,209,900
United Online, Inc.*	42,399	664,392

www.bridgeway.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Internet Software & Services (continued)
Unwired Planet, Inc.*	10,000	$ 6,200

		2,865,178

IT Services - 1.81%
CACI International, Inc., Class A*	28,951	2,341,846
CIBER, Inc.*	157,501	543,378
Edgewater Technology, Inc.*	11,710	85,483
Engility Holdings, Inc.	36,950	929,662
Global Cash Access Holdings, Inc.*	60,000	464,400
ManTech International Corp., Class A	78,882	2,287,578
ModusLink Global Solutions, Inc.*	55,300	188,020
NCI, Inc., Class A	60,700	627,031
Newtek Business Services Corp.	2,400	42,528
Sykes Enterprises, Inc.*	33,550	813,588

		8,323,514

Leisure Equipment & Products - 0.35%
Johnson Outdoors, Inc., Class A	63,850	1,503,668
Summer Infant, Inc.*+	43,200	87,264

		1,590,932

Life Sciences Tools & Services - 0.09%
Albany Molecular Research, Inc.*+	21,028	425,186

Machinery - 1.68%
American Railcar Industries, Inc.+	10,000	486,400
Ampco-Pittsburgh Corp.	17,905	270,724
Art’s-Way Manufacturing Co. Inc.	5,000	23,400
Briggs & Stratton Corp.	169,450	3,263,607
Chicago Rivet & Machine Co.	1,000	28,000
Cleantech Solutions International, Inc.*+	12,000	35,760
Dynamic Materials Corp.	100	1,100
Eastern Co. (The)	20,104	372,326
FreightCar America, Inc.	15,000	313,200
Hardinge, Inc.	71,200	701,320
Hurco Companies, Inc.	3,765	130,344
Hyster-Yale Materials Handling, Inc.	2,700	187,056
L.B. Foster Co., Class A	31,900	1,104,059
L.S. Starrett Co., Class A (The)	22,700	340,500

Industry Company	Shares	Value

Machinery (continued)
MFRI, Inc.*	31,200	$ 188,760
Supreme Industries, Inc., Class A	30,450	260,956
THT Heat Transfer Technology, Inc.*	15,000	13,800
Wabash National Corp.*	1,200	15,048
WSI Industries, Inc.+	1,000	6,430

		7,742,790

Marine - 0.03%
International Shipholding Corp.+	9,250	59,015
Rand Logistics, Inc.*	6,600	21,384
Ultrapetrol Bahamas, Ltd.*	39,900	45,087

		125,486

Media - 2.04%
Ballantyne Strong, Inc.*	27,939	131,034
CTC Media, Inc.	3,200	7,264
E.W. Scripps Co., (The) Class A	23,375	534,119
Entercom Communications Corp., Class A*	55,405	632,725
Eros International PLC*	19,300	484,816
Global Sources, Ltd.*+	5,000	34,750
Harte-Hanks, Inc.	287,500	1,713,500
Journal Media Group, Inc.	14,683	121,722
McClatchy Co. (The), Class A*	225,025	243,027
New Media Investment Group, Inc.	13,000	233,090
Radio One, Inc., Class D*+	120,450	381,826
Reading International, Inc., Class A*	70,400	975,040
Salem Media Group, Inc.	91,300	577,929
Scholastic Corp.	75,950	3,351,674

		9,422,516

Metals & Mining - 1.99%
Century Aluminum Co.*	187,900	1,959,797
Handy & Harman, Ltd.*	200	6,930
Hecla Mining Co.	299,000	786,370
Kaiser Aluminum Corp.	26,700	2,218,236
Materion Corp.	34,500	1,216,125
Noranda Aluminum Holding Corp.	103,600	88,060
Olympic Steel, Inc.	18,000	313,920
Schnitzer Steel Industries, Inc., Class A	101,200	1,767,964
Stillwater Mining Co.*	24,465	283,549
Synalloy Corp.	7,000	95,900

26	Annual Report | June 30, 2015

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Metals & Mining (continued)
Thompson Creek Metals Co., Inc.*	140,000	$ 114,800
Universal Stainless & Alloy Products, Inc.*	16,200	318,330

		9,169,981

Multiline Retail - 0.21%
Fred’s, Inc., Class A	51,250	988,612

Oil, Gas & Consumable Fuels - 5.47%
Abraxas Petroleum Corp.*	267,800	790,010
Adams Resources & Energy, Inc.	8,600	383,560
Alon USA Energy, Inc.	115,000	2,173,500
Bill Barrett Corp.*+	34,000	292,060
Bonanza Creek Energy, Inc.*	63,500	1,158,875
Callon Petroleum Co.*	56,300	468,416
Carrizo Oil & Gas, Inc.*	32,500	1,600,300
Clayton Williams Energy, Inc.*	13,100	861,325
Cloud Peak Energy, Inc.*+	51,450	239,757
Contango Oil & Gas Co.*	15,955	195,768
DHT Holdings, Inc.	39,000	303,030
Earthstone Energy, Inc.*	4,000	78,120
Escalera Resources Co.*	12,050	3,316
GasLog, Ltd.+	34,500	688,275
Gastar Exploration, Inc.*	70,000	216,300
Golden Ocean Group Ltd.+	31,000	119,350
Gran Tierra Energy, Inc.*	60,200	179,396
Green Brick Partners, Inc.*	20,900	228,855
Green Plains, Inc.	96,450	2,657,198
Halcon Resources Corp.*+	100,000	116,000
Hallador Energy Co.	71,600	597,144
LinnCo LLC+	35,000	330,750
Matador Resources Co.*	59,500	1,487,500
Mexco Energy Corp.*+	6,000	27,960
Midstates Petroleum Co., Inc.*+	46,200	42,966
New Concept Energy, Inc.*	3,600	5,400
Northern Oil and Gas, Inc.*+	54,100	366,257
Pacific Ethanol, Inc.*+	109,900	1,134,168
PDC Energy, Inc.*	13,100	702,684
Penn Virginia Corp.*+	65,700	287,766
PetroQuest Energy, Inc.*	104,250	206,415
Renewable Energy Group, Inc.*	140,053	1,619,013
REX American Resources Corp.*	39,350	2,504,234
Sanchez Energy Corp.*+	34,000	333,200
Ship Finance International, Ltd.+	54,900	895,968
Stone Energy Corp.*	64,600	813,314

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Swift Energy Co.*+	10,000	$ 20,300
TransAtlantic Petroleum, Ltd.*+	10,000	51,100
Triangle Petroleum Corp.*+	150,000	753,000
VAALCO Energy, Inc.*	30,500	65,270
W&T Offshore, Inc.+	33,600	184,128
Warren Resources, Inc.*	120,780	55,559

		25,237,507

Paper & Forest Products - 0.81%
Mercer International, Inc.*	64,950	888,516
Orient Paper, Inc.*	200	322
PH Glatfelter Co.	40,000	879,600
Resolute Forest Products, Inc.*+	174,700	1,965,375

		3,733,813

Personal Products - 0.23%
Mannatech, Inc.*+	25,700	460,030
Natural Alternatives International, Inc.*+	6,000	33,990
Nutraceutical International Corp.*	23,250	575,205

		1,069,225

Professional Services - 2.75%
CBIZ, Inc.*	47,000	453,080
CDI Corp.	87,389	1,136,057
CRA International, Inc.*	49,800	1,387,926
FTI Consulting, Inc.*	36,500	1,505,260
Heidrick & Struggles International, Inc.	55,440	1,445,875
Hill International, Inc.*	100,300	527,578
ICF International, Inc.*	15,000	522,900
Kelly Services, Inc., Class A	6,000	92,100
Navigant Consulting, Inc.*	170,900	2,541,283
RPX Corp.*	130,596	2,207,072
VSE Corp.	15,830	847,063

		12,666,194

Real Estate Management & Development - 0.16%
Farmland Partners, Inc.+	3,800	45,220
Forestar Group, Inc.*+	18,000	236,880
RE/MAX Holdings, Inc., Class A	6,500	230,815
St. Joe Co. (The)*+	15,000	232,950

		745,865

Road & Rail - 1.15%
ArcBest Corp.	40,400	1,284,720
Celadon Group, Inc.	4,400	90,992

www.bridgeway.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Road & Rail (continued)
Covenant Transportation Group, Inc., Class A*	42,550	$ 1,066,303
Marten Transport, Ltd.	37,966	823,862
P.A.M. Transportation Services, Inc.*	27,527	1,597,942
USA Truck, Inc.*	21,435	455,065

		5,318,884

Semiconductors & Semiconductor Equipment - 2.88%
Advanced Energy Industries, Inc.*	23,000	632,270
Alpha & Omega Semiconductor, Ltd.*	11,905	104,050
Amkor Technology, Inc.*	165,200	987,896
AXT, Inc.*	25,000	63,000
Brooks Automation, Inc.	60,000	687,000
Cirrus Logic, Inc.*	30,500	1,037,915
Cohu, Inc.	30,000	396,900
Diodes, Inc.*	17,200	414,692
Fairchild Semiconductor International, Inc.*	52,400	910,712
GigOptix, Inc.*	65,000	110,500
Integrated Silicon Solution, Inc.	26,800	593,352
inTEST Corp.*+	54,500	237,620
IXYS Corp.	39,000	596,700
Kulicke & Soffa Industries, Inc.*	100,300	1,174,513
OmniVision Technologies, Inc.*	81,800	2,142,751
Pericom Semiconductor Corp.	41,500	545,725
Photronics, Inc.*	171,470	1,630,680
Rudolph Technologies, Inc.*	31,100	373,511
Sigma Designs, Inc.*	3,800	45,334
Ultra Clean Holdings, Inc.*	57,000	355,110
Xcerra Corp.*	30,000	227,100

		13,267,331

Software - 0.53%
Ebix, Inc.+	40,000	1,304,400
Epiq Systems, Inc.	30,000	506,400
GSE Systems, Inc.*	22,500	34,875
Mind CTI, Ltd.	25,000	65,000
Net 1 UEPS Technologies, Inc.*	15,700	286,996
NetSol Technologies, Inc.*	11,680	60,152
TeleCommunication Systems, Inc., Class A*	57,900	191,649

		2,449,472

Industry Company	Shares	Value

Specialty Retail - 2.98%
Barnes & Noble, Inc.*	80,000	$ 2,076,800
Big 5 Sporting Goods Corp.	16,003	227,403
Children’s Place, Inc. (The)	14,500	948,445
Christopher & Banks Corp.*	89,200	357,692
Citi Trends, Inc.*	51,150	1,237,830
Genesco, Inc.*	5,000	330,150
Haverty Furniture Cos., Inc.	30,300	655,086
hhgregg, Inc.*+	20,000	66,800
Pep Boys-Manny, Moe & Jack (The)*	50,500	619,635
Rent-A-Center, Inc.	15,000	425,250
Shoe Carnival, Inc.	20,000	577,200
Sonic Automotive, Inc., Class A	40,000	953,200
Stage Stores, Inc.	67,500	1,183,275
Systemax, Inc.*	3,000	25,920
Tilly’s, Inc., Class A*	41,500	401,305
Trans World Entertainment Corp.*	30,000	109,800
TravelCenters of America LLC*	197,050	2,926,192
West Marine, Inc.*	61,900	596,716

		13,718,699

Textiles, Apparel & Luxury Goods - 1.22%
Delta Apparel, Inc.*	13,200	188,760
Ever-Glory International Group, Inc.*	20,000	102,000
Iconix Brand Group, Inc.*	12,000	299,640
Perry Ellis International, Inc.*	135,184	3,213,324
Rocky Brands, Inc.	19,550	365,585
Unifi, Inc.*	43,600	1,460,600

		5,629,909

Thrifts & Mortgage Finance - 3.88%
Astoria Financial Corp.	120,900	1,667,211
Bank Mutual Corp.	121,800	934,206
Berkshire Hills Bancorp, Inc.	30,970	882,026
Brookline Bancorp, Inc.	30,000	338,700
Cape Bancorp, Inc.	26,100	246,906
Cheviot Financial Corp.	1,200	17,640
Chicopee Bancorp, Inc.	12,500	206,125
Dime Community Bancshares, Inc.	15,000	254,100
ESSA Bancorp, Inc.	35,000	450,100
Federal Agricultural Mortgage Corp., Class C	16,500	479,490
First Defiance Financial Corp.	20,750	778,748

28	Annual Report | June 30, 2015

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Industry Company	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
First Financial Northwest, Inc.	26,400	$ 328,944
Flagstar Bancorp, Inc.*	59,500	1,099,560
Fox Chase Bancorp, Inc.	10,500	177,660
Heritage Financial Group, Inc.	12,200	368,196
Hingham Institution for Savings+	1,143	131,571
Home Bancorp, Inc.	15,597	393,668
HomeStreet, Inc.*	17,766	405,420
HopFed Bancorp, Inc.	23,500	278,005
Lake Sunapee Bank Group	2,000	28,860
Laporte Bancorp, Inc.+	11,000	149,050
Meta Financial Group, Inc.	11,500	493,580
Northwest Bancshares, Inc.	20,000	256,400
Ocean Shore Holding Co.	14,800	219,558
OceanFirst Financial Corp.	50,488	941,601
Oritani Financial Corp.	50,000	802,500
Provident Financial Holdings, Inc.	26,600	445,284
Provident Financial Services, Inc.	67,400	1,279,926
Prudential Bancorp, Inc.	957	13,876
Pulaski Financial Corp.	800	10,336
Riverview Bancorp, Inc.	72,478	310,206
Security National Financial Corp., Class A*	13,020	87,625
SI Financial Group, Inc.	30,000	349,200
Territorial Bancorp, Inc.	21,900	531,294
Timberland Bancorp, Inc.	7,000	70,140
United Community Bancorp	10,000	138,100
United Community Financial Corp.	39,163	209,522
Westfield Financial, Inc.	53,000	387,430
WSFS Financial Corp.	63,000	1,723,050

		17,885,814

Trading Companies & Distributors - 2.16%
Aircastle, Ltd.	135,600	3,074,052
CAI International, Inc.*	81,000	1,667,790
General Finance Corp.*+	158,064	825,094
Rush Enterprises, Inc., Class A*	73,600	1,929,056
TAL International Group, Inc.	37,199	1,175,488
Titan Machinery, Inc.*+	20,000	294,600
Veritiv Corp.*	2,194	79,993

Industry Company	Shares	Value

Trading Companies & Distributors (continued)
Willis Lease Finance Corp.*	50,950	$ 935,952

		9,982,025

Wireless Telecommunication Services - 0.30%
Spok Holdings, Inc.	81,100	1,365,724

TOTAL COMMON STOCKS - 99.46%		458,620,254

(Cost $370,031,231)

WARRANTS - 0.00%
Eagle Bulk Shipping, Inc.*	8,501	3,230

TOTAL WARRANTS - 0.00%		3,230

(Cost $70,770)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.74%
Dreyfus Cash Management Fund	0.04%	3,415,796	3,415,796

TOTAL MONEY MARKET FUND - 0.74%			3,415,796

(Cost $3,415,796)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.10%
Dreyfus Cash Management Fund**	0.04%	18,869,835	18,869,835

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.10%			18,869,835

(Cost $18,869,835)

TOTAL INVESTMENTS - 104.30%			$480,909,115
(Cost $392,387,632)
Liabilities in Excess of Other Assets - (4.30%)			(19,808,262)

NET ASSETS - 100.00%			$461,100,853

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2015.
^	Rate disclosed as of June 30, 2015.
+	This security or a portion of the security is out on loan as of June 30, 2015. Total loaned securities had a value of $18,211,431 as of June 30, 2015.
LLC - Limited Liability Company
PLC - Public Limited Company

www.bridgeway.com	29

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$458,414,129	$206,125	$ —	$458,620,254
Warrants	3,230	—	—	3,230
Money Market Fund	—	3,415,796	—	3,415,796
Investments Purchased with Cash Proceeds from Securities Lending	—	18,869,835	—	18,869,835

TOTAL	$458,417,359	$22,491,756	$ —	$480,909,115

See Notes to Financial Statements.

30	Annual Report | June 30, 2015

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Investments at value	$475,664,003	$480,909,115
Receivables:
Portfolio securities sold	-	1,163,344
Fund shares sold	1,321,438	588,510
Dividends and interest	281,402	284,051
Prepaid expenses	68,029	57,982

Total assets	477,334,872	483,003,002

LIABILITIES
Payables:
Portfolio securities purchased	255,698	1,671,262
Fund shares redeemed	921,226	1,059,594
Payable upon return of securities loaned	16,484,499	18,869,835
Accrued Liabilities:
Investment advisory fees	141,330	143,367
Administration fees	7,614	7,593
Directors’ fees	650	620
Other	156,720	149,878

Total liabilities	17,967,737	21,902,149

NET ASSETS	$459,367,135	$461,100,853

NET ASSETS REPRESENT
Paid-in capital	$369,624,328	$371,975,338
Undistributed net investment income	2,027,126	3,271,865
Accumulated net realized loss on investments	(3,918,432)	(2,667,833)
Net unrealized appreciation on investments	91,634,113	88,521,483

NET ASSETS	$459,367,135	$461,100,853

Shares of common stock outstanding of $.001 par value*	29,651,823	31,476,957

Net asset value, offering price and redemption price per share	$15.49	$14.65

Total investments at cost	$384,029,890	$392,387,632

* See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

www.bridgeway.com	31

STATEMENTS OF OPERATIONS

Fiscal Year Ended June 30, 2015

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

INVESTMENT INCOME
Dividends	$6,005,884	$5,726,848
Less: foreign taxes withheld	(6,141)	(4,871)
Securities lending	482,354	347,089

Total Investment Income	6,482,097	6,069,066

EXPENSES
Investment advisory fees	2,192,412	2,101,135
Administration fees	92,581	88,720
Accounting fees	122,110	119,435
Transfer agent fees	13,056	13,058
Professional fees	79,468	77,752
Custody fees	18,070	19,080
Blue sky fees	68,215	70,982
Directors’ and officers’ fees	37,455	36,728
Shareholder servicing fees	386,398	371,948
Reports to shareholders	25,982	21,584
Miscellaneous expenses	75,458	80,553

Total Expenses	3,111,205	3,000,975

Less investment advisory fees waived	(480,284)	(479,218)

Net Expenses	2,630,921	2,521,757

NET INVESTMENT INCOME	3,851,176	3,547,309

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Realized Loss on:
Investments	(1,654,820)	(2,599,989)

Change in Unrealized Appreciation on:
Investments	(4,763,662)	(10,832,450)

Net Realized and Unrealized Loss on Investments	(6,418,482)	(13,432,439)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,567,306)	$(9,885,130)

See Notes to Financial Statements.

32	Annual Report | June 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2015	2014	2015	2014

OPERATIONS
Net investment income	$3,851,176	$2,327,679	$3,547,309	$2,217,693
Net realized gain (loss) on investments	(1,654,820)	32,913,857	(2,599,989)	21,562,969
Net change in unrealized appreciation (depreciation) on investments	(4,763,662)	40,739,787	(10,832,450)	53,648,014

Net increase (decrease) in net assets resulting from operations	(2,567,306)	75,981,323	(9,885,130)	77,428,676

DISTRIBUTIONS:
From net investment income	(2,478,657)	(1,694,743)	(767,401)	(1,891,418)
From net realized gains	(20,389,241)	(21,789,088)	(14,502,076)	(10,989,498)

Net decrease in net assets resulting from distributions	(22,867,898)	(23,483,831)	(15,269,477)	(12,880,916)

SHARE TRANSACTIONS:
Proceeds from sale of shares	150,345,339	134,502,593	153,736,050	137,813,044
Reinvestment of distributions	22,867,898	23,483,831	15,267,233	12,880,497
Cost of shares redeemed	(95,602,458)	(64,201,515)	(108,078,029)	(51,998,913)

Net increase in net assets resulting from share transactions	77,610,779	93,784,909	60,925,254	98,694,628
Net increase in net assets	52,175,575	146,282,401	35,770,647	163,242,388

NET ASSETS:

Beginning of year	407,191,560	260,909,159	425,330,206	262,087,818

End of year*	$459,367,135	$407,191,560	$461,100,853	$425,330,206

SHARES ISSUED & REDEEMED
Issued	9,811,973	8,558,069	10,661,864	9,510,227
Distributions reinvested	1,604,765	1,534,891	1,131,744	901,364
Redeemed	(6,248,268)	(4,100,860)	(7,678,666)	(3,605,976)

Net increase in shares	5,168,470	5,992,100	4,114,942	6,805,615
Outstanding at beginning of year	24,483,353	18,491,253	27,362,015	20,556,400

Outstanding at end of year	29,651,823	24,483,353	31,476,957	27,362,015

* Including undistributed net investment income of:	$2,027,126	$885,528	$3,271,865	$767,355

See Notes to Financial Statements.

www.bridgeway.com	33

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI SMALL-CAP VALUE

	Year Ended June 30
	2015	2014	2013	For the Period Ended 06/30/2012(a)

Net Asset Value, Beginning of Period	$16.63	$14.11	$11.11	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.14	0.11	0.17	0.08
Net Realized and Unrealized Gain (Loss)	(0.46)	3.58	3.12	1.06

Total from Investment Operations	(0.32)	3.69	3.29	1.14

Less Distributions to Shareholders from:
Net Investment Income	(0.09)	(0.08)	(0.16)	(0.03)
Net Realized Gain	(0.73)	(1.09)	(0.13)	-

Total Distributions	(0.82)	(1.17)	(0.29)	(0.03)

Net Asset Value, End of Period	$15.49	$16.63	$14.11	$11.11

Total Return	(1.48%)(c)	26.89%(c)	30.08%(c)	11.41%(c)(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$459,367	$407,192	$260,909	$179,553
Expenses Before Waivers and Reimbursements	0.71%	0.71%	0.78%	0.84%(e)
Expenses After Waivers and Reimbursements	0.60%	0.60%	0.60%	0.60%(e)
Net Investment Income After Waivers and Reimbursements	0.88%	0.70%	1.36%	0.92%(e)
Portfolio Turnover Rate	25%	31%	34%	8%(d)

(a)	Commenced operations on August 31, 2011.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Not annualized.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

34	Annual Report | June 30, 2015

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	Year Ended June 30
	2015	2014	2013	2012	For the Period Ended 06/30/2011(a)

Net Asset Value, Beginning of Period	$15.54	$12.75	$10.05	$10.68	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.12	0.09	0.15	0.09	0.03
Net Realized and Unrealized Gain (Loss)	(0.42)	3.26	2.68	(0.67)(c)	0.65

Total from Investment Operations	(0.30)	3.35	2.83	(0.58)	0.68

Less Distributions to Shareholders from:
Net Investment Income	(0.03)	(0.08)	(0.13)	(0.05)	-
Net Realized Gain	(0.56)	(0.48)	-	-	-

Total Distributions	(0.59)	(0.56)	(0.13)	(0.05)	-

Net Asset Value, End of Period	$14.65	$15.54	$12.75	$10.05	$10.68

Total Return	(1.62%)(d)	26.71%(d)	28.43%(d)	(5.41%)(d)	6.80%(d)(e)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$461,101	$425,330	$262,088	$127,216	$37,945
Expenses Before Waivers and Reimbursements	0.71%	0.71%	0.77%	0.90%	1.56%(f)
Expenses After Waivers and Reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%(f)
Net Investment Income After Waivers and Reimbursements	0.84%	0.65%	1.34%	0.95%	0.57%(f)
Portfolio Turnover Rate	30%	25%	34%	26%	7%(e)

(a)	Commenced operations on December 31, 2010.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Realized and unrealized gain (loss) per share do not correlate to the aggregate of the net unrealized and realized gain in the Statements of Changes in Net Assets for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Not annualized.
(f)	Annualized for periods less than one year.

See Notes to Financial Statements.

www.bridgeway.com	35

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of June 30, 2015 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2015, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities and Other Investments Valuation  Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

36	Annual Report | June 30, 2015

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

The inputs and valuation techniques used to determine the value of a fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Dreyfus Cash Management Fund, which is held by the Funds, invests primarily in securities that are valued at cost or amortized cost. Therefore, these investments are classified as Level 2 investments.

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2015 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the year ended June 30, 2015, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that hold Level 3 securities.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of June 30, 2015:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[2]	Net Amount

Omni Small-Cap Value
Securities lending	$15,806,395	-	$15,806,395	-	$15,806,395	-

Omni Tax-Managed Small-Cap Value
Securities lending	$18,211,431	-	$18,211,431	-	$18,211,431	-

[1]	Securities loaned with a value of $252,614 in Omni Tax-Managed Small Cap Value have been sold and are pending settlement on July 1, 2015.
[2]	Collateral with a value of $16,484,499 and $18,869,835 has been received in connection with securities lending of Omni Small-Cap Value Fund and Omni Tax-Managed Small Cap Value Fund, respectively. Excess of collateral received from individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2015, the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders  The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

38	Annual Report | June 30, 2015

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations:  The Adviser has agreed to reimburse the Funds for operating expenses and advisory fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2015. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

		Total Waivers and
		Reimbursements
	Expense	for Year Ending
Bridgeway Fund	Limitation	06/30/15

Omni Small-Cap Value*	0.60%	$480,284
Omni Tax-Managed Small-Cap Value*	0.60%	479,218

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in the agreement. The Omni Small-Cap Value Fund has recoupable expenses of $384,005, $367,842, and $480,284, which expire on June 30, 2016, June 30, 2017, and June 30, 2018, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $328,970, $382,335, and $479,218, which expire June 30, 2016, June 30, 2017, and June 30, 2018, respectively.

Other Related Party Transactions:  The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the year ended June 30, 2015 were as follows:

	Inter-Portfolio	Inter-Portfolio
Bridgeway Fund	Purchases	Sales

Omni Small-Cap Value	$32,677,174	$14,939,500
Omni Tax-Managed Small-Cap Value	23,518,001	21,256,027

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. Prior to July 1, 2015 for its services to all of the Bridgeway Funds, the Adviser was paid an aggregate annual fee of $535,000, payable in equal monthly installments. Effective July 1, 2015, the Adviser will be paid an aggregate annual fee of $590,000, payable in monthly installments. During the year ended June 30, 2015, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $92,581 and $88,720, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

Board of Directors Compensation  Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Independent Directors are paid $6,250 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statement of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2015 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$ -	$169,544,959	$ -	$110,189,519
Omni Tax-Managed Small-Cap Value	-	171,740,227	-	125,241,674

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2015, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$109,840,066	$107,348,649
Gross depreciation (excess of tax cost over value)	(18,289,186)	(18,841,742)
Net unrealized appreciation	$ 91,550,880	$ 88,506,907
Cost of investments for income tax purposes	$384,113,123	$392,402,208

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals and basis adjustments on passive foreign investment companies (PFICs), partnerships and business development companies.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

40	Annual Report | June 30, 2015

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

The tax character of the distributions paid by the Funds during the fiscal years ended June 30, 2015 and 2014, is as follows:

	Omni		Omni Tax-Managed
	Small-Cap Value		Small-Cap Value
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Distributions paid from:
Ordinary Income	$ 2,478,657	$ 1,694,743	$ 767,401	$ 1,891,418
Long-Term Capital Gain	20,389,241	21,789,088	14,502,076	10,989,498
Total	$22,867,898	$23,483,831	$15,269,477	$12,880,916

Components of Accumulated Earnings  As of June 30, 2015, the components of accumulated earnings on a tax basis were:

	Omni	Omni Tax-Managed
	Small-Cap Value	Small-Cap Value
Undistributed Net Investment Income	$ 2,027,126	$ 3,274,274
Accumulated Net Realized Loss on Investments*	(3,835,199)	(2,655,666)
Net Unrealized Appreciation of Investments	91,550,880	88,506,907
Total	$89,742,807	$89,125,515

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2016. The Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund have elected to defer late-year short term capital losses of $(3,835,199) and $(2,655,666), respectively.

For the fiscal year June 30, 2015, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni	Omni Tax-Managed
	Small-Cap Value	Small-Cap Value
Paid-in-Capital	$171,816	$284,723
Undistributed Net Investment Income	(230,921)	(275,398)
Accumulated Net Realized Gain (Loss) on Investments	59,105	(9,325)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in passive foreign investment companies (PFICs), partnerships and business development companies.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 17, 2015. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015

The Bridgeway Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to each Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

For the year ended June 30, 2015, borrowings by the Funds under this line of credit were as follows:

	Weighted	Weighted	Number of	Interest	Maximum Amount
	Average	Average	Days	Expense	Borrowed During
Bridgeway Fund	Interest Rate	Loan Balance	Outstanding	Incurred[1]	the Period

Omni Small-Cap Value	1.42%	$1,237,155	58	$2,797	$4,553,000
Omni Tax-Managed Small-Cap Value	1.41%	4,831,952	42	7,834	15,000,000
[1] Interest expense is included on the Statements of Operations in Miscellaneous expenses.

There were no outstanding borrowings by the Funds under this line of credit as of June 30, 2015.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

42	Annual Report | June 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund (the “Funds”), each a series of Bridgeway Funds, Inc., including the schedules of investments, as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund as of June 30, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 27, 2015

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OTHER INFORMATION

June 30, 2015 (unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2015. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2014.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2015. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

	Omni Small-Cap Value	Omni Tax-Managed Small Cap Value
Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.01%	0.00%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%

During the fiscal year ended June 30, 2015, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Ordinary Income Distributions	$ 2,478,657	$ 767,401
Equalization Debits Included in Ordinary Income Distributions	171,816	284,723
Long-Term Capital Gain Distributions	20,389,241	14,502,076
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-

2. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2015 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

The Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter (i) by the vote of the Directors or by a vote of

44	Annual Report | June 30, 2015

OTHER INFORMATION (continued)

June 30, 2015 (unaudited)

the shareholders of each fund and (ii) by the vote of a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Directors (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each fund’s Management Agreement, including the services and support provided to each fund by the Adviser, the Adviser’s compliance program, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. In addition, the Board receives updated financial information on the Adviser and updates related to strategic direction and marketing efforts between meetings from the Adviser.

On May 15, 2015, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, Company counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to give consideration to information bearing on the continuation of the Management Agreement with respect to the following funds: Omni Tax-Managed Small-Cap Value Fund and Omni Small-Cap Value Fund (each a “Fund” and collectively, the “Funds”). In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to their consideration of the renewal of each Fund’s Management Agreement. In response to that request, the Independent Directors were furnished with a wide variety of information with respect to each Fund, including:

•	investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds (the “peer funds”);

•	the nature, extent and quality of services provided by the Adviser to each Fund, including investment advisory and administrative services;

•	actual management fees paid by each Fund to the Adviser;

•	the Adviser’s costs of providing services to each Fund and the profitability of the Adviser derived from its relationship with each Fund;

•	the extent to which economies of scale may be present and if so, the degree to which they would be shared with the Fund’s shareholders;

•	any “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with each Fund; and

•	information regarding the structure of the advisory fees, the method of computing fees and the frequency of payment of fees and any expense limitation or fee waiver arrangements for each Fund.

The Independent Directors also met telephonically with Independent Legal Counsel prior to the Meeting to review and discuss the information provided by the Adviser. Moreover, the Independent Directors also met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement outside the presence of management during the Meeting.

In considering the aforementioned information, the Independent Directors took into account management style, investment strategies and prevailing market conditions. Furthermore, in evaluating the Management Agreement, the Directors also reviewed information provided by the Adviser concerning the following:

•	the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund in accordance with each Fund’s investment objectives, policies and restrictions and how those services and fees differ from the Adviser’s services to non-mutual fund accounts, to the extent applicable;

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OTHER INFORMATION (continued)

June 30, 2015 (unaudited)

•	the services provided by the Adviser under a separate Administrative Services Agreement and the fact that those services were provided at approximately cost to the Funds, although it was noted the annual fee under the Administrative Services Agreement was proposed to be increased at the Meeting;

•	the Adviser’s specialized skills and experience in statistical analysis and investment management and trading;

•	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other Adviser clients;

•	the Adviser’s risk assessment and risk management capabilities;

•	the fact that the Adviser continues to use no soft dollars; and

•	the financial condition and stability of the Adviser, including supplemental financial information provided upon the request of the Independent Directors periodically during the year.

In examining the nature, extent and quality of the services provided by the Adviser, the Independent Directors were pleased that the Funds continue to have access to the Adviser’s specialized skills and experience in statistical analysis and investment management and trading, and viewed those skills as relatively unique within the investment management industry. The Independent Directors were satisfied that staffing levels at the Adviser were adequate and appropriate in view of the Funds’ operations.

In examining investment performance, the Independent Directors reviewed performance information as of December 31, 2014 for each Fund and considered the following:

•	With regard to the Omni Tax-Managed Small-Cap Value Fund, the Independent Directors noted that, during this Fund’s relatively short operating history, the Fund has outperformed its peer funds and benchmark index for the past three-year period, lagged its peer funds and benchmark index for the one-year period, and has outperformed its benchmark index since inception.

•	With regard to the Omni Small-Cap Value Fund, the Independent Directors noted that, during this Fund’s short operating history, the Fund has outperformed its peer funds and benchmark index for the past three-year period, lagged its peer funds and benchmark index for the one-year period, and outperformed its benchmark index by a significant margin since inception.

In examining fees and expenses, the Independent Directors considered that each Fund’s management fee and total expenses are significantly lower than their respective peer funds. In addition, the Independent Directors considered that the Adviser agreed to contractual expense limitation agreements for each Fund to ensure that total expense levels do not increase above certain levels.

In examining profitability, the Independent Directors considered that the Adviser was operating each Fund at a relatively low profit margin. However, the Independent Directors also considered that the Adviser has significant financial resources to support ongoing operations and future growth and that the Adviser had experienced improved overall financial performance results in 2014 as compared to 2013.

With regard to economies of scale, the Independent Directors noted that although there are no fee breakpoints in each Fund’s management fee schedules, the Adviser indicated that these Funds were priced low relative to peers and ahead of the economies of scale curve at launch. In view of asset sizes and fee structures, the Independent Directors were satisfied that shareholders were not missing the opportunity to benefit from economies of scale if they were available.

In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Independent Directors noted that the Adviser continues to use no soft dollars and that its administrative services to the Funds are structured to approximate an at-cost relationship.

46	Annual Report | June 30, 2015

OTHER INFORMATION (continued)

June 30, 2015 (unaudited)

After extensive discussion and consideration among themselves, and with the Adviser, Company counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel outside the presence of management, the Independent Directors concluded the following:

•	the nature, extent and quality of the Adviser’s services were appropriate and consistent with the terms of the Management Agreement and mutual fund industry norms;

•	the investment performance of each Fund was acceptable or better over the relatively short operating history of each Fund;

•	the management fees and overall expense levels, after taking into account any applicable management fee and expense waivers, were reasonable and significantly lower than peer funds;

•	the costs of services provided by the Adviser to each Fund were fair and reasonable in relation to the services and benefits provided to each Fund; and

•	although there are no breakpoints in each Fund’s fee schedule, shareholders of each Fund were not missing the opportunity to benefit from economies of scale in view of the fact that each Fund was priced low in anticipation of future growth.

Based on all relevant information and factors, the Board, including a majority of its Independent Directors, unanimously approved the renewal of the Management Agreement with respect to each Fund. In view of the broad scope and variety of factors and information, the Directors did not identify any single factor as being of paramount importance in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund. Rather, the approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

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DISCLOSURE OF FUND EXPENSES

June 30, 2015 (unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2015 and held until June 30, 2015.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/15	Ending Account Value at 6/30/15	Expense Ratio	Expenses Paid During Period* 1/1/15 - 6/30/15

Bridgeway Omni Small-Cap Value
Actual Fund Return	$1,000.00	$1,015.70	0.60%	$3.00
Hypothetical Fund Return	$1,000.00	$1,021.82	0.60%	$3.01

Bridgeway Omni Tax-Managed Small-Cap Value
Actual Fund Return	$1,000.00	$1,020.20	0.60%	$3.01
Hypothetical Fund Return	$1,000.00	$1,021.82	0.60%	$3.01

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

48	Annual Report | June 30, 2015

DIRECTORS & OFFICERS

June 30, 2015

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 61	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 60	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Eleven	None

Miles Douglas Harper, III* Age 52	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Eleven	Calvert Social Investment Fund (8 Portfolios), Calvert Social Index Series, Inc. (1 Portfolio), Calvert Impact Fund (4 Portfolios), Calvert World Values Fund (3 Portfolios)

Evan Harrel Age 54	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 2012; Executive Director, Small Steps Nurturing Center, 2004 to 2012.	Eleven	None

www.bridgeway.com	49

DIRECTORS & OFFICERS (continued)

June 30, 2015

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 59	President and Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway
Capital Management,
Inc., since 2010;
President, Bridgeway
Capital Management,
Inc., 1993 to 2010
and since June 2015;
President, Bridgeway
Funds, since June
2015; Vice President,
Bridgeway Funds,
2005 to May 2015.

				Eleven	None

50	Annual Report | June 30, 2015

DIRECTORS & OFFICERS (continued)

June 30, 2015

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 57	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 53	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., since 2004; Staff member, Bridgeway Capital Management, Inc., since 2004.	N/A	None

Deborah L. Hanna Age 50	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 60	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010; Prior to 2010, Director of Portfolio Operations, Invesco.	N/A	None

*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	John Montgomery is chairman, president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

www.bridgeway.com	51

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no substantive amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $232,000 for the fiscal year ended June 30, 2015 and $232,000 for the fiscal year ended June 30, 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2015 and $0 for the fiscal year ended June 30, 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $22,000 for the fiscal year ended June 30, 2015 and $22,000 for the fiscal year ended June 30, 2014. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended June 30, 2015 and $0 for the fiscal year ended June 30, 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended June 30, 2015 and $0 for the fiscal year ended June 30, 2014.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	The Registrant made no divestments of securities in accordance with section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   Bridgeway Funds, Inc.

By (Signature and Title)*            /s/ John Montgomery

                  John Montgomery, President and Principal Executive Officer

                  (principal executive officer)

Date     08/28/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*            /s/ John Montgomery

                  John Montgomery, President and Principal Executive Officer

                  (principal executive officer)

Date     08/28/15

By (Signature and Title)*            /s/ Linda G. Giuffré

                  Linda G. Giuffré, Treasurer and Principal Financial Officer

                  (principal financial officer)

Date     08/28/15

* Print the name and title of each signing officer under his or her signature.